As filed with the U.S. Securities and Exchange Commission on December 10, 2024

1933 Act File No. 333-282878
1940 Act File No. 811-23912

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

  ☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 7

PEARL DIVER CREDIT COMPANY INC.

(Registrant Exact Name as Specified in Charter)

747 Third Avenue

Suite 3603

New York, New York 10017

(Address of Principal Executive Offices)

(833) 736-6777
(Registrant’s telephone number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copies of Communications to:

Thomas S. Harman Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004-2541	Vlad M. Bulkin Katten Muchin Rosenman LLP 1919 Pennsylvania Avenue NW, Suite 800 Washington, DC 20006-3404

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DECEMBER 10, 2024

PRELIMINARY PROSPECTUS

      Shares

PEARL DIVER CREDIT COMPANY INC.

    % Series A Term Preferred Stock Due 2029

Liquidation Preference $25 per Share

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by portfolios of sub-investment grade, senior secured floating-rate debt, issued by a large number of distinct US companies across several industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser (defined below) believes are consistent with our investment objectives, including senior and mezzanine debt tranches of CLOs and CLO loan accumulation facility warehouse (“CLO Warehouse”) first loss investments.

The Company has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit instruments. The Company defines “credit instruments” as financial instruments the performance of which is derived from the performance of senior secured loans or pools thereof. Instruments that the company considers to be “credit instruments” include, but are not limited to, senior, mezzanine, and junior debt tranches of CLOs, equity tranches of CLOs, and CLO Warehouses.

We were organized as Pearl Diver Credit Company, LLC, a Delaware limited liability company, on April 12, 2023 and, effective July 9, 2024, we converted from a Delaware limited liability company into a Delaware corporation under the name Pearl Diver Credit Company Inc.

Pearl Diver Capital LLP, or the “Adviser,” is our adviser and manages our investments subject to the supervision of our board of directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) and, as of September 30, 2024, had approximately $2.8 billion of committed assets under management for investment in CLO securities and related investments.

ALPS Fund Services, Inc., or the “Administrator,” serves as our administrator.

Our portfolio securities are held pursuant to a custodian agreement between us and US Bank National Association.

SS&C GIDS, Inc. serves as our transfer agent, registrar, dividend disbursement agent, stockholder servicing agent, and redemption and paying agent, as well as administrator for our dividend reinvestment plan, or the “DRIP.”

We are offering    % Series A Term Preferred Stock Due 2029 (the “Series A Term Preferred Stock”). We are required to redeem all outstanding shares of the Series A Term Preferred Stock on    , 2029 at a redemption price of $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the Mandatory Redemption Date (as defined below). At any time on or after    , 2026, we may, at our sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date (as defined below). If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. In addition, in the event of a liquidation, dissolution or winding up of our affairs, holders of shares of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

We intend to pay monthly dividends on the Series A Term Preferred Stock at an annual rate of    % of the Liquidation Preference, or $25 per share per year, beginning on    , 2024. If our distributions exceed our investment company taxable income in a tax year, such excess will represent a return of capital to our stockholders. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations. See “Distribution Policy.”

The Series A Term Preferred Stock will rank senior in right of payment to our common stock, will rank equally in right of payment with any shares of preferred stock we have issued or may issue in the future and will be subordinated in right of payment to our existing and future indebtedness. Each holder of the Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock will generally vote together as a single class. The holders of shares of the Series A Term Preferred Stock (together with the holders of any additional series of preferred stock we may issue in the future) are entitled as a class to elect two of our directors and, if dividends on any outstanding shares of our preferred stock are in arrears by two years or more, to elect a majority of our directors (and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for).

We may borrow funds to make investments. As a result we would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in our common stock. See “Financing and Hedging Strategy.” We determine the net asset value, or “NAV,” per share of our common stock on a monthly basis. Management’s unaudited estimate of our net asset value per share of our common stock as of September 30, 2024 was $20.05.

We intend to list the Series A Term Preferred Stock on the New York Stock Exchange under the symbol “PDPA” so that trading will begin within 30 days, subject to notice of issuance. Our common stock trades on the New York Stock Exchange, or “NYSE,” under the ticker symbol “PDCC.” The Series A Term Preferred Stock has no history of public trading.

Investors should consider their investment goals, time horizon and risk tolerance before investing in our Series A Term Preferred Stock. An investment in our Series A Term Preferred Stock is not appropriate for all investors and is not intended to be a complete investment program. In addition, investing in our Series A Term Preferred Stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of Series A Term Preferred Stock, you should read the discussion of the principal risks of investing in our Series A Term Preferred Stock, which are summarized in the “Risk Factors” section of this prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load	$	$
Proceeds to us before expenses(2)	$	$

(1)	We have granted the underwriters an option to purchase up to additional shares of Series A Term Preferred Stock at the public offering price within days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load and proceeds to us before expenses will be $ , $ and $ , respectively. See “Underwriting.”

(2)	Total offering expenses are estimated to be $781,250.

The underwriters expect to deliver our Series A Term Preferred Stock to purchasers on or about      , 2024.

The date of this prospectus is      , 2024.

Joint Book-Running Managers

Lucid Capital Markets	B. Riley Securities	Kingswood Capital Partners

Lead Managers

InspereX		Janney Montgomery Scott

This prospectus contains important information you should know before investing in our Series A Term Preferred Stock. Please read this prospectus and retain it for future reference. The Statement of Additional Information, dated    , 2024 as it may be supplemented, containing additional information about the Company, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information is available, along with other Company-related materials, on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

You may also request a free copy of the Statement of Additional Information, annual and semi-annual reports to stockholders, and additional information about the Company, and may make other stockholder inquiries, free of charge, by calling (833) 736-6777 or by writing to the Company at 430 W 7th Street, Suite 219047, Kansas City, MO 64105.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

* * * * * *

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Our business, financial condition and results of operations may have changed since the date of this prospectus. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms:

•	The “Company,” “we,” “us” and “our” refer to Pearl Diver Credit Company Inc., a Delaware corporation, or, for periods prior to our conversion to a corporation, Pearl Diver Credit Company, LLC, a Delaware limited liability company;

•	“Pearl Diver Capital” and “Adviser” refer to Pearl Diver Capital LLP, a partnership organized under the laws of the United Kingdom and an SEC-registered investment adviser;

•	“Administrator” refers to ALPS Fund Services, Inc., a Delaware corporation; and

•	“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Unless otherwise indicated, this prospectus assumes no exercise of the option granted to the underwriters to purchase additional shares of the Series A Term Preferred Stock to cover over-allotments.

Pearl Diver Credit Company Inc.

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” beginning with our 2024 tax year. We were formed on April 12, 2023 as Pearl Diver Credit Company, LLC, a Delaware limited liability company and, effective July 9, 2024, we converted from a Delaware limited liability company into a Delaware corporation under the name Pearl Diver Credit Company Inc. On July 18, 2024, our common stock began trading on the New York Stock Exchange (the “NYSE”) under the ticker symbol “PDCC” following our initial public offering of 2,200,000 shares of our common stock (the “IPO”) at a public offering price of $20.00 per share.

Our primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, collateralized by portfolios of sub-investment grade, senior secured floating-rate debt, issued by a large number of distinct US companies across several industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, senior debt tranches of CLOs and CLO Warehouse first loss investments. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions.

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The CLO equity securities in which we primarily seek to invest are typically unrated and are considered speculative with respect to timing and amount of distributions.

These investment objectives are not fundamental policies of ours and may be changed by our Board without prior approval of our stockholders. See “Business.”

CLOs represent an efficient way for investors to access diversified portfolios of broadly syndicated senior secured loans. We seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period, in the primary CLO market (i.e., acquiring securities at the inception of a CLO), as well as in the secondary CLO market (i.e., acquiring existing CLO securities).

CLO equity, which is expected to comprise most, if not all, of the positions in the Company, is an illiquid investment. For the most part, CLO equity trades “by appointment” and trading prices are heavily negotiated. Projected cashflows to CLO equity involve a number of assumptions about the future, including interest rates, reinvestment spreads on loans bought in the future, loan default and prepayment rates, and other factors that may be difficult to predict. As such, CLO equity is considered a “speculative” investment by rating agencies and there is generally no standard methodology or observable market that allows a buyer or seller to easily price a CLO equity position at the time of trade.

The Company may acquire (i) CLO equity positions via primary market transactions, (ii) CLO equity positions via secondary market transactions, and (iii) positions of CLO junior debt in both the primary and secondary markets. In acquiring these investments, the Company may employ leverage. To the extent that the Company makes a significant investment in a particular CLO equity tranche, we expect to be generally able to influence the CLO’s key terms and conditions (if acquired in the primary market). Additionally, the Adviser believes that the protective rights associated with holding a significant position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce the risk and enhance returns in these investments. The Company may acquire a significant position in a CLO tranche directly or we may benefit from the advantages of such position where both the Company and other accounts managed by the Adviser collectively hold a significant position in the same CLO, subject to any restrictions on the ability to invest alongside such other accounts. See “Business-Other Investment Techniques-Co-Investment with Affiliates.”

The Adviser also intends for the Company to make short-term investments by participating in or providing CLO Warehouse first loss investments to CLO vehicles for the purposes of enabling them to acquire portfolios of leveraged loans that are intended to be aggregated for ultimate conversion into CLOs. The Company may also transact in derivative or other instruments for the purposes of hedging the portfolio, or to manage risks.

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Pearl Diver Capital LLP

Pearl Diver Capital LLP, our investment adviser, manages our investments subject to the oversight of our Board pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” For a description of the fees and expenses that we pay to the Adviser, see “The Adviser and the Administrator - Investment Advisory Agreement - Base Management Fee and Incentive Fee” and “The Adviser and the Administrator - The Administrator and the Services Agreement.”

The Adviser is registered as an investment adviser with the SEC. As of September 30, 2024, the Adviser had approximately $2.8 billion of total assets under management for investment in CLO securities, including capital commitments that were undrawn as of such date. The Adviser commenced operations in 2008 and its principal place of business is located at 52 Conduit Street, London, W1S 2YX, United Kingdom. The Adviser is owned by Mr. Indranil (Neil) Basu and Mr. Chandrajit Chakraborty. The Adviser’s senior management team are also shareholders in the Pearl Diver group holding company, Pearl Diver Capital Holdings Ltd., of which the Adviser is an affiliate.

The Adviser pursues a differentiated strategy within the CLO market with:

•	a singular focus on investing in CLO equity and debt tranches (the Adviser strategically does not manage its own CLOs in order to mitigate potential conflicts of interest);

•	a 16-year track record (firm inception: September 2008) and currently managing $2.8 billion in CLO tranches;

•	a well-respected roster of institutional investors;

•	a focus on identifying relative value; and

•	a unique and highly agile approach to CLO investments that utilizes proprietary Statistical and Machine Learning technologies throughout the investment / research process.

The Adviser’s CLO investment team (the “Investment Team”) is led by Mr. Chandrajit Chakraborty, Mr. Indranil (Neil) Basu, Mr. Matthew Layton, Mr. Kerrill Gaffney, Mr. Michael Brown and Mr. Patrick Chan. The Investment Team is jointly and primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process. See “The Adviser and the Administrator - Portfolio Managers” for biographical information.

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Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. Members of the Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer;

•	a CLO equity and debt investor; and

•	a CLO collateral manager.

We believe that the complementary, yet highly specialized, skill set of each member of the Investment Team, and the established platform consisting of investment management and operations / business management, provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “The Adviser and the Administrator - Portfolio Managers.”

In addition to managing our investments, the Adviser’s affiliates and the members of the Investment Team manage investment accounts for other clients, including certain private investment vehicles. Many of these accounts pursue an investment strategy that may overlap with the strategy that we intend to pursue.

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CLO Overview

CLO Structure

We intend to pursue an investment strategy focused on investing primarily in (i) positions in CLO equity tranches acquired in both primary and secondary market transactions; (ii) CLO debt tranches; and (iii) other related investments. CLOs are securitization vehicles backed by diversified pools of mostly broadly syndicated senior secured sub-investment grade corporate loans, otherwise known as leveraged loans. Such pools of underlying assets are often referred to as CLO “collateral.” While portfolios of most CLOs consist of broadly syndicated senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in second lien loans, unsecured loans, senior secured bonds, and senior unsecured bonds.

CLOs fund the purchase of their portfolios through the issuance of equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below-investment grade, at the junior level by a nationally-recognized rating agency. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 7% to 10% of a CLO’s capital structure. Below is an illustration to reflect a typical CLO in the market.

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CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available - after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid - is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The equity tranche represents the first-loss position, but is entitled to all of residual interest and principal collections from the underlying assets and therefore exposes investors to relatively higher risk than the more senior tranches but allows for greater potential upside.

Underlying Assets of CLOs

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cashflow generated by, and the par value (as opposed to the market price) of the collateral. These covenants include collateral coverage tests, interest coverage tests, and collateral quality tests.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures.

Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs currently represent 50%-75% of the demand for newly issued leveraged loans, according to S&P Capital IQ. Senior secured leveraged loans are floating rate instruments, typically making quarterly interest payments based on a spread over a benchmark rate, which is generally currently the Secured Overnight Financing Rate (SOFR). As floating rate instruments, they reduce some of the interest rate risk associated with fixed rate securities, especially in a period of rising rates. Many senior secured loans have a LIBOR/SOFR floor, which may provide a benefit should rates fall significantly.

Senior secured loans are secured by a first priority pledge of a company’s assets. Senior secured loans are protected by sitting at the top of a corporate capital structure and cushioned by any subordinated debt or equity issued by the company. Senior secured loans are also prepayable and typically prepay on average 30% per year, per LCD.

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We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured leveraged loans, which comprise the vast majority of most CLO portfolios.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically twelve to thirteen years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. See “Risk Factors - Risks Related to Our Investments - We and our investments are subject to reinvestment risk.”

Most CLOs generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). Specifically, CLO collateral managers may, based on their discretion and expertise, adjust a CLO’s portfolio over time, though such discretion is typically constrained by asset eligibility and diversification criteria set out in the CLO’s indenture. We believe that skilled CLO collateral managers can add significant value to both CLO debt and equity investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second, and so on, with any remaining principal being distributed to the equity tranche investors. In limited instances, principal may be reinvested after the end of the reinvestment period.

CLOs contain structural features and covenants designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets compared to principal amount of liabilities, subject to certain adjustments). Interest coverage tests require CLOs to maintain certain levels of interest coverage (measured as expected interest revenues on the assets compared to interest payments on the liabilities). If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied or after the end of the reinvestment period of the CLO, prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may continue to experience a deferral of cashflow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

The acquisition of new loan collateral in this manner may increase the total amount of assets held by the CLO and hence the resulting cash flows to the CLO equity tranche.

Cashflow CLOs do not have mark-to-market triggers and, with limited exceptions (such assets rated “CCC+” or lower (or their equivalent) to the extent such assets exceed a specified concentration limit, deeply discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

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CLO Market Opportunity

We believe knowledgeable and experienced investors with specialized experience in CLO securities can earn an attractive risk-adjusted return through investments in CLOs.

The Adviser intends to focus our investments in CLO Equity.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to other asset classes over the long-term.

•	Protection against rising interest rates: A CLO’s asset portfolio typically comprises floating rate loans and the CLO’s liabilities are also predominantly floating rate instruments. CLO equity provides potential protection against rising interest rates. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors - Risks Related to Our Investments - We and our investments are subject to interest rate risk” and “- CLO Overview.”

•	Senior secured nature of the collateral: The primary attributes of senior secured loans typically include a senior position in a company’s capital structure (there is a cushion provided by subordinated equity and debt capital). The holder of a senior secured loan has the first lien security interest in a company’s assets. In general, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination based on a borrower’s assessed enterprise value.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Experienced and specialist investors in CLO securities. The Adviser focuses solely on CLO securities and related investments. The Adviser benefits from having a team of investment professionals with more than 144 years of collective experience in analyzing, structuring and trading securitized products. As a “pure play” CLO investor, the Adviser only invests in CLO tranches and does not invest in any other form of securitization such as mortgages, credit card receivables or student loans. Further, in order to mitigate potential conflicts of interest, the Adviser does not serve as the collateral manager for any CLOs.

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•	Track record. The Adviser began managing CLO focused investment funds in 2008 and currently provides investment management services to nine funds comprising the Pearl Diver Platform. Since 2008, the Adviser has established a track record of selecting profitable investments with default rates in the underlying collateral pool lower than the average rate for the broader loan market.

•	Methodical investment process. The Adviser uses a look-through approach which includes in-depth credit analysis of the corporate debt assets in the collateral pool underlying each CLO as well as a highly automated structural analytics capability for generating projected CLO cash flows under a variety of stressed scenarios. The precise duration of each CLO is estimated using proprietary duration simulation algorithms. The Adviser employs a proprietary Machine Learning generated data lake that records and benchmarks every CLO manager’s style and alpha creation metrics continually, helping in the construction of balanced and diversified CLO tranche portfolios.

In addition, the Adviser uses a process and model, for ongoing risk management and monitoring of all the portfolio of investments under management. This involves continued credit analysis and monitoring of the underlying collateral portfolios inside CLOs, combined with monitoring and reviews of the structural aspects of each CLO, including the evolution of the various tests and triggers inside CLOs. In essence, the Adviser’s highly differentiated quantitative approach allows for pricing of every single CLO tranche in the market on a daily basis, allowing the Adviser to take a “relative value” approach to all CLO investments.

•	Identification of investment opportunities. The Adviser has extensive relationships at banks, other funds, brokerage houses and other participants in the securitized products market. Through these relationships, the Adviser is notified of a wide range of investment opportunities in CLOs and other securitized products. These investment opportunities are notified to the Adviser either in the course of particular auction processes or as part of private bilateral negotiations with investors or financial institutions that may hold, or wish to offer or exit, structured credit investments. The Adviser employs a proprietary natural language processing (“NLP”) based Investment Origination Engine that automates origination and selection of investments from the secondary markets via auctions and over-the-counter direct trades. The Investment Origination Engine incorporates a memory of relevant trades and pricing information related to the trades of CLO tranches over time, allowing the Adviser to approach the market in a highly informed manner.

•	Efficient vehicle for gaining exposure to CLO securities. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective and allows investors to access liquidity through the exchange. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders without the need to liquidate fund assets to meet redemptions.

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The Adviser has historically focused considerable time and attention seeking to maximize value within their CLO equity tranche portfolios through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Company.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our permanent structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distribution to the CLO’s equity tranche. The Adviser, when deciding whether or not to effect a refinancing or reset of a CLO, performs a cost-benefit analysis that takes these costs into account. In general, a refinancing or reset of a CLO can increase cashflows to the equity positions held by the Company by lowering the cost of the CLO’s liabilities.

•	Long-term investment horizon. We believe in a long-term investment horizon for our portfolio. We seek to maximize the reinvestment periods of our CLOs wherever possible in the primary market. We also plan to extend, wherever appropriate, the reinvestment periods of CLOs we own in the portfolio today or those we acquire in the secondary markets. We do not plan to purchase CLOs with the primary goal to “flip,” or trade in the short term, positions that we purchase.

We believe that the long-term capital structure of our vehicle confers a number of advantages on our core strategy. First, as a result of our permanent, closed-end structure, we are not subject to any mandatory liquidation, dissolution or wind-up requirement and, therefore, the Adviser will never have to involuntarily liquidate a given position to meet a redemption. Involuntary liquidations of positions at inopportune times can often lead to a poor investment outcome for those positions in particular, but also for the portfolio as a whole, disadvantaging certain investors who do not redeem at the same time. Second, the Adviser can take a long-term view to making new investments that may not, in the short term, provide high income relative to their costs. Such CLO investments can often create robust returns through capital appreciation in their underlying loan portfolios rather than through high current income. Finally, our vehicle allows us to manage our portfolio to provide stable yields through market cycles. As we rarely will seek to liquidate positions, the current market value of our portfolio is not of primary concern. Rather, we seek to maximize the dividend yield and ultimate return to our stockholders. In cases where the Adviser believes a position’s future cashflows will provide an appropriate return to our stockholders, even if the current market price of that position is low, the Adviser can retain the position in the portfolio to create yield rather than decide to sell the position to prevent short-term NAV deterioration. Over time, this creates, in our opinion, a better opportunity to create a stable dividend stream for our investors.

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•	Efficient tax structure. A closed-end management investment company typically does not incur significant entity-level tax costs, because it is generally entitled to deduct distributions to its stockholders. As a result, a closed-end management investment company will generally not incur any U.S. federal income tax costs, so long as the closed-end management investment company qualifies as a RIC and distributes substantially all of its income to its stockholders on a current basis.

•	Portfolio level monitoring. Our portfolio monitoring comprises a number of methods. The Adviser uses standard industry technology to analyze and monitor our positions. Such technology includes an industry leading CLO database and cashflow “engine,” or generator, and other analytics suites used to compare CLOs across the market and run cashflow projections and other metrics. We also use other proprietary algorithms and databases to evaluate and model investments on a daily basis. The Adviser, on behalf of its clients, also uses its position as an important participant in the CLO market to have periodic updates with the various CLO managers, which often take the form of a credit review of the underlying CLO loan portfolios. Finally, the Adviser uses its market relationships to contextualize the performance of a given CLO relative to its vintage, its competitors, and to the leveraged loan market at the time.

Our Structure and Formation Transaction

We were organized as Pearl Diver Credit Company, LLC, a Delaware limited liability company, on April 12, 2023 and, effective July 9, 2024, we converted from a Delaware limited liability company into a Delaware corporation under the name Pearl Diver Credit Company Inc. Our initial investment portfolio was purchased by us prior to the effectiveness of our registration statement and the IPO.

Portfolio Composition

As of September 30, 2024, our investment portfolio consisted of 41 CLO equity investments with an aggregate fair value of $134,056,895. Below is a description of the portfolio investments that we held as of September 30, 2024.

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Issuer	Investment	Maturity Date	Par	Cost	Fair Value	% of Total Investment
37 Capital Clo 1, Ltd.	Subordinated Notes	10/16/2034	8,500,000	5,525,390	4,746,400	3.54%
37 Capital CLO II	Subordinated Notes	7/17/2034	7,849,885	5,171,167	5,519,254	4.12%
ALM VII R LTD 0.000%,SERIES 144A	Subordinated Notes	1/15/2036	8,042,000	2,533,064	2,540,741	1.90%
AMMC CLO 24, Ltd.	Subordinated Notes	1/22/2035	5,750,000	4,055,537	3,889,875	2.90%
Anchorage Capital CLO 7, Ltd.	Subordinated Notes	4/28/2037	12,000,000	3,764,987	3,829,200	2.86%
Apex Credit CLO 2021-II LLC	Subordinated Notes	10/20/2034	3,450,000	1,633,593	1,876,455	1.40%
Ares LIX CLO, Ltd.	Subordinated Notes	4/25/2034	3,500,000	2,039,047	2,371,950	1.77%
ARES Loan Funding III, Ltd.	Subordinated Notes	7/25/2034	4,000,000	2,371,845	3,817,200	2.85%
Ares LXIII CLO, Ltd.	Subordinated Notes	4/20/2035	2,000,000	1,405,275	1,651,000	1.23%
Ares LXIV CLO, Ltd.	Subordinated Notes	4/16/2035	5,072,177	3,522,020	3,877,187	2.89%
Ares XXXIX CLO, Ltd.	Subordinated Notes	7/20/2037	6,246,752	2,761,713	2,832,902	2.11%
Bain Capital Credit CLO 2024-3, Ltd.	Subordinated Notes	7/16/2037	3,790,000	2,956,581	3,097,567	2.31%
Balboa Bay Loan Funding 2021-1, Ltd.	Subordinated Notes	7/20/2034	2,626,500	1,284,341	1,341,091	1.00%
BLUEM 2022-35A SUB	Subordinated Notes	7/23/2035	4,500,000	3,115,032	2,884,500	2.15%
BlueMountain CLO XXXII, Ltd.	Subordinated Notes	10/16/2034	6,400,548	4,145,661	3,750,081	2.80%
BSP 2021-23A SUB	Subordinated Notes	4/25/2034	5,000,000	3,972,000	3,630,000	2.71%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	4/20/2034	10,000,000	3,613,172	3,678,000	2.74%
Elmwood CLO 18, Ltd.	Subordinated Notes	7/18/2033	6,000,000	2,682,334	4,114,200	3.07%
Generate Clo 11, Ltd.	Subordinated Notes	4/20/2035	5,000,000	3,618,790	4,333,500	3.23%
Generate CLO 14, Ltd.	Subordinated Notes	4/22/2037	4,000,000	3,355,902	3,295,200	2.46%
Harvest US CLO 2024-1, Ltd.	Subordinated Notes	4/20/2037	7,437,582	5,443,077	5,414,560	4.04%
Harvest US CLO 2024-2, Ltd.	Subordinated Notes	10/15/2037	5,000,000	4,192,105	4,249,500	3.17%
HPS Loan Management 2021- 16, Ltd.	Subordinated Notes	1/23/2035	1,800,000	1,125,539	1,028,700	0.77%
ICG US Clo 2020-1, Ltd.	Subordinated Notes	1/22/2035	5,300,000	2,603,166	1,565,090	1.17%
LCM 39, Ltd.	Subordinated Notes	10/16/2034	7,675,000	5,430,047	6,252,055	4.66%
Marble Point CLO XXI, Ltd.	Subordinated Notes	10/17/2034	3,800,000	2,038,875	1,815,260	1.35%
OAKCL 2019-3A SUB	Subordinated Notes	1/20/2034	6,000,000	3,494,851	3,523,200	2.63%
Oaktree CLO 2021-2, Ltd.	Subordinated Notes	1/16/2035	5,000,000	3,542,725	3,357,000	2.50%
OCP CLO 2023-26, Ltd.	Subordinated Notes	4/17/2036	4,250,000	2,999,845	3,503,700	2.61%

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PPM CLO 5, Ltd.	Subordinated Notes	10/18/2034	10,000,000	5,833,623	4,970,000	3.71%
Regatta XIX Funding, Ltd.	Subordinated Notes	4/20/2035	7,653,000	6,281,466	6,482,856	4.84%
Regatta XXII Funding, Ltd.	Subordinated Notes	7/20/2035	1,250,000	1,039,302	1,054,000	0.79%
Rockford Tower CLO 2021-1, Ltd.	Subordinated Notes	7/20/2034	1,000,000	720,584	570,900	0.43%
RR 19, Ltd.	Subordinated Notes	10/15/2035	7,242,000	5,769,804	5,498,851	4.10%
RR 20, Ltd.	Subordinated Notes	7/15/2037	3,600,000	2,964,159	2,629,440	1.96%
RR 23, Ltd.	Subordinated Notes	10/15/2035	5,000,000	3,050,452	2,983,000	2.23%
Shackleton 2019-XIV Clo, Ltd.	Subordinated Notes	7/20/2034	3,000,000	2,242,900	2,123,700	1.58%
TCW CLO 2024-2, Ltd.	Subordinated Notes	7/17/2037	6,050,000	4,841,681	5,152,180	3.84%
Vibrant CLO XIII, Ltd.	Subordinated Notes	7/17/2034	5,000,000	3,026,450	3,121,500	2.33%
Vibrant CLO XIV, Ltd.	Subordinated Notes	10/20/2034	3,000,000	1,795,802	1,685,100	1.25%
				131,963,904	134,056,895	100.00%

Total investments at fair value as of September 30, 2024				$131,963,904	$134,056,895	100.0%

Financing and Hedging Strategy

Leverage by the Company. We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Over the long term, management expects us to operate under normal market conditions generally with leverage within a range of 25% to 35% of total assets, although the actual amount of our leverage will vary over time. We currently anticipate incurring leverage by entering into one or more credit facilities or through the issuance of preferred stock, including the Series A Term Preferred Stock, or debt securities within the first twelve months following the completion of the IPO. We plan to enter into revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common stock. The facilities would also charge us an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

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Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Any leverage facilities that we may enter into will be revolving and thus the actual amount of leverage we will incur may vary from time to time. We may use leverage opportunistically or otherwise choose to deviate from our current expectations. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock, debt securities, and/or credit facilities. In addition, we may borrow for temporary, emergency, or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our common stockholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in the NAV per share of our common stock. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. See “Risk Factors - Risks Related to Our Investments - We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to an increase in the net asset value of the portfolio upon a market rebound.

Derivative Transactions. We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit, currency, and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors - Risks Related to Our Investments - We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

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Operating and Regulatory Structure

We are a newly organized, externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2024 tax year.

Our investment activities are managed by the Adviser and overseen by our Board. Under the Investment Advisory Agreement, we have agreed to pay the Adviser a base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee), and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Term Preferred Stock, if any. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income, and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). See “The Adviser and the Administrator - Investment Advisory Agreement - Base Management Fee and Incentive Fee.”

We have also entered into an administration agreement, which we refer to as the “Services Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Services Agreement. See “The Adviser and the Administrator - The Administrator and the Services Agreement.”

Conflicts of Interest

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, may have conflicts of interest as a result of the other activities in which they engage. Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities. See “Conflicts of Interest.”

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In order to address such conflicts of interest, we have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest - Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser have submitted an application for exemptive relief to the SEC to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. There can be no assurance when, or if, such relief may be obtained. A copy of the application for exemptive relief, including all of the conditions and the related order, will be available on the SEC’s website at www.sec.gov.

Recent Developments

On July 17, 2024, we consummated our initial public offering of 2,200,000 shares of our common stock at a public offering price of $20.00 per share. On July 19, 2024, we issued an additional 330,000 shares of our common stock at a public offering price of $20.00 per share in connection with the full exercise of the over-allotment option granted to the underwriters in our IPO. Our common stock began trading on the NYSE on July 18, 2024.

Effective July 26, 2024, the Board accepted the resignation of Ivana Kovačić as Chief Compliance Officer (“CCO”) of the Company and appointed Jerald Francis Wirzman to succeed Ms. Kovačić as CCO, effective upon the resignation of Ms. Kovačić. The appointment was made in connection with the departure of Ms. Kovačić from ALPS Fund Services, Inc. to pursue other opportunities effective July 26, 2024. Mr. Wirzman will serve as CCO of the Company until his successor is duly appointed or until his resignation or removal.

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On November 4, 2024, we declared a monthly dividend for our common stock of $0.22 per share for November and December 2024 and January 2025. The dividends were payable on November 29, 2024 to stockholders of record as of November 15, 2024, December 31, 2024 to stockholders of record as of December 17, 2024 and January 31, 2025 for stockholders of record as of January 17, 2025.

As of September 30, 2024, management’s unaudited estimated NAV per share was $20.05. The estimated total NAV of our common stock was $136.3 million as of September 30, 2024. For the period from our IPO on July 18, 2024 to September 30, 2024, management’s unaudited estimate of our net investment income per share of common stock was $0.40 per share. As it relates to the financial information for the period from July 18, 2024 to September 30, 2024, the preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Neither Deloitte & Touche LLP, our independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial information and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. These estimates are not a comprehensive statement of our financial condition or results for the period from July 18, 2024 to September 30, 2024, and have not undergone our typical fiscal year-end financial closing procedures. We advise you that current estimates of our NAV per share may differ materially from future NAV estimates or determinations, including the determination for the fiscal quarter ended December 31, 2024, which will be reported in our Annual Report on Form N-CSR.

Summary Risk Factors

The value of our assets, as well as the market price of shares of our listed securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs, and risk tolerance before investing in the Series A Term Preferred Stock. An investment in the Series A Term Preferred Stock may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in shares of our Series A Term Preferred Stock, including certain risks not summarized below.

•	Risks of Investing in CLOs and Other Structured Finance Securities. CLOs and other structured finance securities are generally backed by a pool of credit assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk. See “Risks Related to Our Investments - Our investments in CLO securities and other structured finance securities involve certain risks.”

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•	Dependence on CLO Managers Risk. The performance of the CLOs in which we invest is highly dependent on the quality of the respective CLO Managers. The CLO Manager’s responsibilities include managing insolvency proceedings, loan workouts and modifications, liquidations, and reporting on the performance of the loan pool to the trustee.

•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

•	Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in our portfolio declines in value or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.

•	Subordinated Securities. CLO equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO.

•	High-Yield Investment Risk. The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify our risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that we hold and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

•	Liquidity Risk. The market for CLO securities is more limited than the market for other credit related investments. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

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•	Prepayment Risk. The assets underlying the CLO securities in which we intend to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

•	Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

•	Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

•	CLO Warehouse Risk. The Company will invest in participations in CLO Warehouses provided for the purposes of enabling the borrowers to acquire assets (“Collateral”) which are ultimately intended to be used to collateralize securities to be issued pursuant to a CLO transaction. The Company’s participation in any CLO Warehouse may take the form of notes (“Warehouse Equity”) which are subordinated to the interests of one or more senior lenders under the CLO Warehouse. If the relevant CLO transaction does not proceed for any reason (which may include a decision on the part of the CLO Manager not to proceed with the closing of such transaction (“closing”)), the realised value of the Collateral may be insufficient to repay any outstanding amounts owing to the Company in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that the Company may not receive back all or any of its investment in the CLO Warehouse. This shortfall may be attributable to, amongst other things, a fall in the value of the Collateral between the date of the Company’s participation in the CLO Warehouse and the date that the Collateral is realized.

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•	Reference Interest Rate Risk. The CLO debt securities in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on the London Interbank Offered Rate (“LIBOR”). After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to utilizing the SOFR. The ongoing risks associated with transitioning from LIBOR to term SOFR or an alternative benchmark rate may be difficult to assess or predict. To the extent that the rate utilized for senior secured loans held by a CLO differs from the rate utilized in calculating interest on the debt securities issued by the CLO, there is a basis risk between the two rates (e.g., SOFR or another benchmark rate or the 1-month term SOFR rate and the 3-month term SOFR rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, if at all, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same benchmark index rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which we intend to invest.

•	Fair Valuation of Our Portfolio Investments. Generally there is a more limited public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

•	Currency Risk. Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

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•	Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks. To the extent that we use derivatives to hedge our investment risks, we will be subject to risks specific to derivatives transactions. Such risks include counterparty risk, correlation risk, liquidity risk, leverage risk, and volatility risk.

•	Conflicts of Interest Risk. Our executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

•	Incentive Fee Risk. Our inventive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance.

•	Limited Prior Operating History. We were formed in April 2023 and commenced operations on July 18, 2024 and are therefore are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

•	Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance, or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow.

•	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

•	Tax Risk. In order to qualify as a RIC each year, the Company must satisfy both an annual income and asset diversification test. The Company intends to take certain positions regarding the qualification of CLO equity under the asset diversification test for which there is a lack of guidance. If the Internal Revenue Service were to disagree with the Company’s position and none of the applicable mitigation provisions are available, we could fail to qualify as a RIC. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, as well as the amount of income available for distributions, and the amount of such distributions, to the holders of our equity securities or obligations, and for payments to the holders of our equity securities or obligations.

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•	Conversion Tax Risk. If the Company’s assets had an aggregate unrealized built-in gain at the time of the tax-free conversion to a corporation, we would be required to pay U.S. corporate income tax (currently 21%) on all or a portion of such unrealized appreciation recognized during the succeeding 5-year period, unless we make an election to recognize such gain.

•	Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.

•	Risks Relating to an Investment in the Series A Preferred Stock.

•	Prior to this offering, there has been no public market for the Series A Preferred Stock, and we cannot assure you that the market price of the Series A Preferred Stock will not decline following the offering.

•	A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Series A Preferred Stock, if any, or change in the debt markets could cause the liquidity or market value of the Series A Preferred Stock to decline significantly.

•	Shares of the Series A Preferred Stock are subject to a risk of early redemption, and holders may not be able to reinvest their funds.

•	Holders of the Series A Preferred Stock bear dividend risk.

•	There is a risk of delay in our redemption of the Series A Preferred Stock, and we may fail to redeem such securities as required by their terms.

•	A liquid secondary trading market may not develop for the Series A Preferred Stock.

•	Increases in market yields or interest rates would result in a decline in the price of the Series A Preferred Stock.

Our Corporate Information

Our offices are located at 747 Third Avenue, Suite 3603, New York, New York and our telephone number is (833) 736-6777.

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THE OFFERING

Set forth below is additional information regarding this offering of our securities:

Securities Offered	shares of Series A Term Preferred Stock An additional shares of Series A Term Preferred Stock are issuable pursuant to an over-allotment option granted to the underwriters.
Plan of Distribution	Lucid Capital Markets, LLC, B. Riley Securities, Inc. and Kingswood Capital Partners, LLC are acting as joint bookrunners and InspereX LLC and Janney Montgomery Scott LLC are acting as lead managers on the Series A Term Preferred Stock. See “Underwriting.”
Use of Proceeds	We intend to use the proceeds from the sale of our Series A Term Preferred Stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. See “Use of Proceeds.”
Listing	We intend to list the Series A Term Preferred Stock on the NYSE under the symbol “PDPA.” Trading in Series A Term Preferred Stock on the NYSE is expected to begin within 30 days after the date of this prospectus. Prior to the expected commencement of trading, the underwriters may, but are not obligated, to make a market in Series A Term Preferred Stock.
Liquidation Preference	In the event of liquidation, dissolution or winding up of our affairs, holders of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, or the “Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends

We intend to pay monthly dividends on the Series A Term Preferred Stock at a fixed annual rate of    % of the Liquidation Preference ($    per share per year), or the “Dividend Rate.” Our Board may determine not to pay, or may be precluded from paying, such dividends if our Board believes it is not in the best interest of our stockholders or if we fail to maintain the asset coverage required by the 1940 Act. See “Description of the Series A Term Preferred Stock — Dividends — Adjustment to Fixed Dividend Rate — Default Period” in this prospectus. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months.

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Cumulative cash dividends on each share of Series A Term Preferred Stock are payable monthly, when, as and if declared, or under authority granted, by our Board out of funds legally available for such payment. Only holders of Series A Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series A Term Preferred Stock who sell shares before such a record date and purchasers of Series A Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series A Term Preferred Stock. See “Description of the Series A Term Preferred Stock — Dividends — General” and “— Dividend Periods” in this prospectus.
Ranking

The Series A Term Preferred Stock will rank:

•  senior to our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

•  equal in priority with all other series of preferred stock we may issue in the future as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

•  subordinate in right of payment to the holders of any existing and future indebtedness.

Mandatory Term Redemption

We are required to redeem all outstanding shares of the Series A Term Preferred Stock on    , 2029, or the “Mandatory Redemption Date,” at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. See “Description of Our Series A Term Preferred Stock - Redemption.”

We cannot effect any modification of or repeal our obligation to redeem the Series A Term Preferred Stock on the Mandatory Redemption Date without the prior unanimous approval of the holders of the Series A Term Preferred Stock.

Leverage

Subject to the asset coverage requirements of the 1940 Act, we may issue additional series of preferred stock (or additional shares of the Series A Term Preferred Stock), but we may not issue additional classes of capital stock that rank senior or junior to the Series A Term Preferred Stock as to priority of payment of dividends or as to the distribution of assets upon dissolution, liquidation or winding-up of our affairs.

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We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Prospectus Summary — Financing and Hedging Strategy — Leverage by the Company” in this prospectus. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.

Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

Mandatory Redemption for Asset Coverage	If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then we will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series A Preferred Stock), that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities (if applicable), (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of our preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of our preferred stock that will result in asset coverage up to and including 285%.

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If shares of the Series A Preferred Stock are to be redeemed for failure to maintain asset coverage of at least 200%, such shares will be redeemed at a redemption price equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) to, but excluding, the date fixed for such redemption. See “Description of Our Series A Preferred Stock — Redemption — Redemption for Failure to Maintain Asset Coverage” in this prospectus.
Optional Redemption	At any time on or after , 2026, we may, in our sole option, redeem the outstanding shares of Series A Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See “Description of the Series A Term Preferred Stock — Redemption — Optional Redemption” in this prospectus.
Voting Rights

Except as otherwise provided in our certificate of incorporation (“Certificate of Incorporation”) or as otherwise required by law, (1) each holder of the Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders, and (2) the holders of all outstanding preferred stock, including the Series A Term Preferred Stock and common stock, will vote together as a single class; provided that holders of preferred stock (including the Series A Term Preferred Stock) voting separately as a single class, will be entitled to elect two (2) of our directors, or the “Preferred Directors,” and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series A Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors.

See “Description of the Series A Term Preferred Stock —Voting Rights” in this prospectus.

Conversion Rights	The Series A Term Preferred Stock has no conversion rights.
Redemption and Paying Agent	SS&C GIDS, Inc. serves as our redemption and paying agent (the “Redemption and Paying Agent”).

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U.S. Federal Income Taxes	The Company intends to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is timely distributed as dividends for U.S. federal income tax purposes to stockholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes each taxable year, the Company is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to stockholders, as applicable. See “U.S. Federal Income Tax Matters.”
Risk Factors	Investing in our Series A Term Preferred Stock involves risks. You should carefully consider the information set forth under the caption “Risk Factors” before deciding to invest in our Series A Term Preferred Stock.
Available Information	We will be required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is available free of charge by writing us at Pearl Diver Credit Company Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.

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FINANCIAL HIGHLIGHTS

We have recently commenced operations. As a result, no financial performance information is available. Additional information about our financial performance will be available in our annual and semi-annual reports.

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RISK FACTORS

Investing in our Series A Term Preferred Stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Series A Term Preferred Stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition, and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our listed securities could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

Our investments in CLO securities and other structured finance securities involve certain risks.

We may invest in primarily below investment grade (“high yield”) equity and debt securities of CLOs. The CLO mezzanine debt and equity investments purchased by us will generally represent the most junior parts of the capital structure of the CLO and will not be rated by any rating agency, or if rated, will be rated below AA/Aa. While all of our CLO investments are subject to the risk of loss, our investments in mezzanine debt and equity CLO investments will be subject to the greatest risk of loss and will be more directly affected by any losses or delays in payment on the related collateral. We will invest in CLOs that are managed by various managers, and in some CLOs with underlying collateral consisting of static pools selected by the related manager. The performance of any particular CLO will depend, among other things, on the level of defaults experienced on the related collateral, as well as the timing of such defaults and the timing and amount of any recoveries on such defaulted collateral and (except in the case of static pool CLOs) the impact of any trading of the related collateral. There can be no assurances that any level of investment return will be achieved by investors. It is possible that our investments in the CLOs will result in a loss on an aggregate basis (even if some investments do not suffer a loss) and therefore investors could incur a loss on their investment. Because the payments on certain of our CLO investments (primarily, CLO mezzanine debt and equity investments) are subordinated to payments on the senior obligations of the respective CLO, these investments represent subordinated, leveraged investments in the underlying collateral. Therefore, changes in the value of these CLO investments are anticipated to be greater than the change in the value of the underlying collateral, which themselves are subject to, among other things, credit, liquidity and interest rate risk, which are described below. Moreover, our CLO mezzanine debt and equity investments will have different degrees of leverage based on the capital structure of the CLO. Investors should consider with particular care the risks of the leverage present in our investments because, although the use of leverage by a CLO creates an opportunity for substantial returns on the related investment, the subordination of such investment to the senior debt securities issued by that CLO increases substantially the likelihood that we could lose our entire investment in such investment if the underlying collateral is adversely affected by, among other things, the occurrence of defaults.

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We may also invest in interests in warehousing facilities. Prior to the closing of a CLO, an investment bank or other entity that is financing the CLO's structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CLO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or "equity" class typically purchased by the manager of the CLO or other investors. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases, the subordinated noteholder may need to provide additional funding to maintain the warehouse lender's loan-to-value ratio.

Our investments in the primary CLO market involve certain additional risks due to the need to fully “ramp” the portfolio.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and the timing and amount of interest or principal payments received by holders of the CLO debt securities and could result in early redemptions, which may cause CLO equity and debt investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

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Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs that have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring at the same time.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including over-collateralization tests and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we, as holder of equity and junior debt tranches, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cashflows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cashflows away from the CLO junior debt and equity tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cashflows.

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Our investments in CLOs and other investment vehicles result in additional expenses to us.

To the extent that we invest in CLO securities, we will bear our ratable share of a CLO’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs, we will also remain obligated to pay management and incentive fees to the Adviser. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying CLO advisor.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

We invest primarily in equity tranches of CLOs and other related investments, including junior and senior debt tranches of CLOs. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders will not know the details of the collateral of the CLOs in which we invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of equity holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we intend to invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cashflow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cashflows are reflected in a constant yield to maturity.

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We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of securities in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., with gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, liabilities incurred by the CLO manger to third parties may be borne by us as investors in CLO equity to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we intend to invest may not continue to manage such CLOs.

Because we intend to invest in CLO securities issued by CLOs that are managed by collateral managers that are unaffiliated with the Adviser, there is no guarantee that, for any CLO we invest in, the collateral manager in place at the time of investment will remain in place through the life of our investment. Collateral managers are subject to removal or replacement by subject to the consent of the majority of the equity investors in the CLO, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we intend to invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

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Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. We intend to treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. We intend to treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cashflows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA,” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to junior debt and equity holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results, and cashflows.

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Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to make investments in CLO securities, even though the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to their risk. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We may be subject to risks associated with any subsidiaries.

We may in the future invest indirectly through one or more subsidiaries. Such subsidiaries may include entities that are wholly-owned or primarily controlled by the Company that engage primarily in investment activities in securities or other assets. In the event that we invest through a subsidiary, we will comply with the provisions of Section 8 of the 1940 Act governing investment policies on an aggregate basis with any such subsidiary. The Company also intends to comply with the provisions of Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any subsidiary, including such that the Company will treat a subsidiary’s debt as its own for purposes of Section 18. Any subsidiary will comply with the provisions of the 1940 Act relating to affiliated transactions and custody. Any subsidiary would not be separately registered under the 1940 Act and would not be subject to all the investor protections and substantive regulation of the 1940 Act, although any such subsidiary will be managed pursuant to applicable 1940 Act compliance policies and procedures of the Company. In addition, changes in the laws of the jurisdiction of formation of any future subsidiary could result in the inability of such subsidiary to operate as anticipated. Additionally, any investment adviser to such subsidiaries will comply with the provisions of the 1940 Act relating to investment advisory contracts as if it were an investment adviser to the Company under Section 2(a)(20) of the 1940 Act.

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We and our investments are subject to interest rate risk.

Since we may incur leverage (including through credit facilities, preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

The Federal Reserve began raising interest rates in 2022 and continued to do so through July 2023. After holding rates steady for much of 2024, the Federal Reserve lowered the interest rate paid on reserve balances effective September 19, 2024.

In a rising interest rate environment, any leverage that we incur may bear a higher interest rate than our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “- Reference Rate Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cashflow we receive on our CLO debt investments. Further, although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be a difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of an economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cashflow, fair value of our assets, and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Reference Rate Floor Risk. Because CLOs generally issue debt on a floating rate basis, an increase in the applicable reference rate (which is generally expected to be term SOFR) will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have reference rate floors such that, when the applicable reference rate is below the stated floor, the stated floor (rather than actual reference rate itself) is used to determine the interest payable under the loans. Therefore, if the applicable reference rate increases but stays below the average reference rate floor of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

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Interest Index Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on LIBOR. After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate.

We will invest in CLOs issued prior to 2022 through the secondary market that may be in the process of transitioning their debt securities or underlying assets away from LIBOR. The ongoing transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. To the extent that the replacement rate utilized for senior secured loans held by a CLO differs from the rate utilized by the CLO itself, there is a basis risk between the two rates (e.g., SOFR, BSBY or other available rates, which could include the prime rate or the Federal funds rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur to the extent that both the underlying senior secured loans and the CLO securities utilize the same rate.

Potential Effects of Alternative Reference Rates. At this time, it is not possible to predict the effect of the United Kingdom Financial Conduct Authority announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, in the U.S., or elsewhere. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. As such, the potential effect of any such event on our net investment income cannot yet be determined.

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Interest Rate Mismatch. Many underlying corporate borrowers can elect to pay interest based on various reference rates (such as 1-month term SOFR, 3-month term SOFR and/or other rates) in respect of the loans held by CLOs in which we intend to invest, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month term SOFR plus a spread. The 3-month term SOFR rate currently exceeds the 1-month term SOFR rate, which may result in many underlying corporate borrowers electing to pay interest based on the 1-month term SOFR rate, to the extent that they are entitled to so elect. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches could negatively impact the cashflows on a CLO’s equity tranche, which may in turn adversely affect our cashflows and results of operations. Unless spreads are adjusted to account for these mismatches, the negative impacts may worsen to the extent the difference between the 3-month term SOFR rate exceeds the 1-month term SOFR rate increases.

Fluctuations in Interest Rates. In 2022 and 2023, the U.S. Federal Reserve increased certain interest rates as part of its efforts to combat rising inflation, and in September 2024 the U.S. Federal Reserve decreased such rates. Changes in interest rates (or the expectation of such changes) may adversely affect the CLO securities that we invest in or increase risks associated with such investments. The senior secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “- Risks Related to Our Investments - Our investments are subject to prepayment risk.” Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within CLOs have reference rate floors, if the applicable reference rate is below the average reference rate floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

For detailed discussions of the risks associated with a rising interest rate environment, see “- Risks Related to Our Investments - We and our investments are subject to interest rate risk,” and “- Risks Related to Our Investments - We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

Inflation or deflation may negatively affect our portfolio.

Inflation risk is the risk that the value of certain assets, or income from our portfolio investments, will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the interest paid and repayments made in relation to CLOs may decline. In addition, during any periods of rising inflation, some obligors may not be able to make the interest payments on CLO Collateral instruments or refinance those obligations, resulting in payment defaults. It should be noted that, in response to recent world events, including the global financial crisis, the COVID-19 global pandemic and the conflict in Ukraine, countries around the world have injected trillions of dollars into the economy in an effort to prevent more severe economic turbulence. This unprecedented amount of government funding and support, has given rise to significant increases in government spending and (in many instances) significant increases to the amount of debt issued by governments in the international bond markets. There can be no assurance that governments will be able to repay all of this debt in a timely way, or at all. Government default on debt would have negative consequences for our portfolio, disrupting financial markets generally and potentially impacting the credit risk of our investments and also of certain assets that provide the credit support for our investments. In addition, the United States and other countries have experienced, and may in the future experience, supply chain disruptions for a number of goods in the marketplace. This potential disruption in supply of goods, combined with unprecedented levels of such government spending and monetary policy, has materially increased inflation of the US dollar and other currencies. Inflation and rapid fluctuations in inflation rates have had in the past, and in the future may have, negative effects on economic and financial markets, which may consequently have a materially adverse impact on our investment performance.

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Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of obligors and may make obligor defaults more likely, which may result in a decline in the value of the portfolio investments. Moreover, if deflation was to persist and interest rates were to decline, obligors might refinance their obligations in relation to CLO Collateral at lower interest rates which could shorten the average life of the CLOs.

Our investments are subject to credit risk.

The CLOs in which we invest, and the loans underlying such CLOs, are subject to the risk of an issuer's, or debtor’s, ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., junk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of lower rated securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in lower rated tranches of CLOs and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for CLO securities and severely affect the ability of issuers, especially highly leveraged issuers (such as certain CLOs), to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for CLO securities is not as liquid as the secondary market for other types of equity or fixed-income securities. As a result, it may be more difficult for us to sell these securities, or we may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, we may experience difficulty in valuing certain CLO securities at certain times. Under these circumstances, prices realized upon the sale of such securities may be less than the prices used in calculating the Company's NAV. Prices for CLO securities may also be affected by legislative and regulatory developments.

Lower-rated tranches of CLOs also present risks based on payment expectations. If an issuer calls the obligations for redemption or if the underlying loans are paid faster than expected, we may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.

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Additionally, we may have indirect exposure to covenant lite loans through out investments in CLOs. Covenant lite loans are loans that have fewer financial maintenance and reporting covenants. Such loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Accordingly, to the extent that the CLOs in which we invest hold covenant lite loans, the CLOs may have fewer rights against a borrower and may have greater risk of loss on such investments as compared to investments in loans with more robust maintenance and reporting covenants.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.

We may incur leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred stock, debt securities, and other structures and instruments, in significant amounts and on terms that the Adviser and our Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses, and for other purposes. Such leverage may be secured or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or derivative instruments in which we may invest.

To the extent that we employ additional leverage, such leverage will have an effect on our portfolio. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

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As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness, plus the aggregate liquidation preference of any outstanding shares of preferred stock.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations. In this instance, we might not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC or to avoid incurring a Fund level tax. Further, if our asset coverage falls below 200%, we may be prevented from declaring dividends by certain sections of the 1940 Act. The amount of leverage that we employ will depend on the Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder(1)	-16.2%	-9.5%	-2.8%	3.8%	10.5%

(1)	Assumes that we incur leverage in an amount equal to approximately 25% of our total assets (as determined immediately after the leverage is incurred).

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.125% to cover interest payments on our assumed indebtedness.

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Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities being leveraged nine to thirteen times), and therefore the equity tranches in which we intend to invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable an equity investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLO’s administrative, management, and other expenses if we make a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we intend to acquire in CLOs will likely be thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO equity securities are illiquid. See “Risks Related to Our Investments - The lack of liquidity in our investments may adversely affect our business.”

We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.

We invest primarily in securities that are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans and high yield bonds. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets or instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities and loans are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below-investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer, or in general economic conditions, or both, may impair the ability of the issuer to make payments of principal or interest.

The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

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A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor. Thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and loans and adversely affect the value of such outstanding securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities and loans may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities and loans may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities and loans because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

We are subject to risks associated with loan assignments and participations.

The CLOs in which we invest will purchase loan participations and assignments. Loan participations are interests in loans to obligors which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member (“intermediary bank”). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the CLO derives rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the CLO, may be subject to delays, expenses and risks that are greater than those that would have been involved if the CLO had purchased a direct obligation of such borrower. Under the terms of a loan participation, the CLO may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the CLO may also be subject to the risk that the intermediary bank may become insolvent.

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Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a CLO in which we have invested, purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by a CLO in which we have invested, may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid investments, which are subject to the risk described below.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event, such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments, may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

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We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cashflows that we receive from our investments, adversely affect the fair value of our assets, and could adversely impact our ability to pay dividends. Furthermore, the holders of the equity and junior debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior-most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with CLO Warehouses.

We may invest in CLO Warehouses provided for the purposes of enabling the borrowers to acquire assets (“Collateral”) which are ultimately intended to be used to collateralize securities to be issued pursuant to a CLO transaction. Our participation in any CLO Warehouse may take the form of notes (“Warehouse Equity”) which are subordinated to the interests of one or more senior lenders under the CLO Warehouse. If the relevant CLO transaction does not proceed for any reason (which may include a decision on the part of the CLO Manager not to proceed with the closing of such transaction (“closing”)), the realized value of the Collateral may be insufficient to repay any outstanding amounts owed to us in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that we may not receive back all or any of its investment in the CLO Warehouse. This shortfall may be attributable to, amongst other things, a fall in the value of the Collateral between the date of our participation in the CLO Warehouse and the date that the Collateral is realized.

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In addition, there are certain circumstances in which the senior lender(s) under a CLO Warehouse may require the sale or liquidation of Collateral prior to closing (for example, in the event that the value of the Collateral falls below a prescribed threshold). In this event, the realized value of the Collateral may be insufficient to repay any outstanding amounts owed to us in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that we may not receive back all or any of its investment in the CLO Warehouse.

If the closing of a CLO transaction occurs, some or all of the Collateral may be re-priced for the purposes of determining the final repayment amount due under the CLO Warehouse, or the rate at which Warehouse Equity converts into securities issued by the relevant CLO vehicle. The effect of such re-pricing may be that any realized and unrealized losses and/or gains on the Collateral at that point are borne by holders of the Warehouse Equity, with the consequence that we may not receive back all or any of its investment in the CLO Warehouse.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

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Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, currency credit and/or other risks or for other risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility, and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, imposing a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in the Series A Term Preferred Stock.

Counterparty risk. Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives, since, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract, as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

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Correlation risk. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of shares of our listed securities.

Liquidity risk. Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk. Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk. The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

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OTC trading risk. Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in difficulties pricing or fair valuing the instrument. Improper valuations can result in increased cash payment requirements to counterparties, or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily mark-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cashflows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cashflows after the CLO equity has earned a positive internal rate of return of its capital and achieved a specified “hurdle” rate.

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We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants), or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cashflow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche will direct a call of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected and result in a return of capital to us. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the called CLO.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying U.S. assets, most of these CLOs are expected to be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers, and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations, and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes, or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies or industries which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the Company due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

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The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency, and balance of payments position.

Currency risk. Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends, or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by policies and procedures adopted by our Board. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders. However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

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Risks Related to the Offering

Management will have broad discretion as to the use of the proceeds, if any, from this offering and may not use the proceeds effectively.

We intend to use the net proceeds from this offering to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes, although we cannot specify with certainty all of the particular uses of the net proceeds, if any, of this offering in accordance with these intended uses. Our management will have significant flexibility in applying the net proceeds from this offering, and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used appropriately. Investors may not agree with our decisions, and our use of the proceeds may not yield any return on your investment. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. Our management may use the net proceeds for purposes that may not improve our financial condition or market value. Our failure to apply the net proceeds of this offering effectively could impair our ability to pursue our growth strategy or could require us to raise additional capital. Pending their use, we intend to invest the net proceeds from the offering in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. See “Use of Proceeds” in this prospectus for more information. These investments may not yield a favorable return to our stockholders.

Risks Relating to an Investment in the Series A Term Preferred Stock

Prior to this offering, there has been no public market for the Series A Term Preferred Stock, and we cannot assure you that the market price of the Series A Term Preferred Stock will not decline following the offering.

We intend to list the Series A Term Preferred Stock on the NYSE so that trading on the exchange will begin within 30 days from the date of this prospectus, subject to notice of issuance. During a period of up to 30 days from the date of this prospectus, the Series A Term Preferred Stock will not be listed on any securities exchange. Prior to the expected commencement of trading, the underwriters may, but are not obligated to, make a market in the Series A Term Preferred Stock. Consequently, an investment in the Series A Term Preferred Stock during this period will be illiquid, and the holders may not be able to sell such securities. If a secondary market does develop during this period, holders of the Series A Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference.

If we are unable to list the Series A Term Preferred Stock on a national securities exchange, the holders of such securities may be unable to sell them at all or, if they are able to, only at substantial discounts from the Liquidation Preference. Even if the Series A Term Preferred Stock are listed on the NYSE as anticipated, there is a risk that the market for such shares may be thinly traded and relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

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A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Series A Term Preferred Stock, if any, or change in the debt markets could cause the liquidity or market value of the Series A Term Preferred Stock to decline significantly.

Any credit rating is an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in any credit ratings will generally affect the market value of the Series A Term Preferred Stock. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Series A Term Preferred Stock. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to obtain or maintain any credit ratings or to advise holders of Series A Term Preferred Stock of any changes in any credit ratings. There can be no assurance that any credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the rating agencies if in their judgment future circumstances relating to the basis of the credit ratings, such as adverse changes in our Company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Series A Term Preferred Stock.

The Series A Term Preferred Stock are subject to a risk of early redemption, and holders may not be able to reinvest their funds.

We may voluntarily redeem some or all of the outstanding shares of Series A Term Preferred Stock on or after      , 2026. We also may be forced to redeem some or all of the outstanding shares of Series A Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series A Term Preferred Stock. We may have an incentive to redeem the Series A Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the Dividend Rate on the Series A Term Preferred Stock. See “Description of Our Series A Term Preferred Stock  - Redemption - Optional Redemption” in this prospectus. If we redeem shares of the Series A Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in Series A Term Preferred Stock.

Holders of the Series A Term Preferred Stock bear dividend risk.

We may be unable to pay dividends on the Series A Term Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including our preferred stock, under certain conditions.

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There is a risk of delay in our redemption of the Series A Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the CLO investments we presently hold and the CLO investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of our preferred stock might be adversely affected.

A liquid secondary trading market may not develop for the Series A Term Preferred Stock.

Although we have applied to list the Series A Term Preferred Stock on the NYSE, we cannot predict the trading patterns of the Series A Term Preferred Stock, and a liquid secondary market may not develop. Holders of the Series A Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference. There is a risk that the Series A Term Preferred Stock may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

Increases in market yields or interest rates would result in a decline in the price of the Series A Term Preferred Stock.

The prices of fixed income investments vary inversely with changes in market yields, meaning generally, as the earnings generated on such fixed income investments increase over time, the prices of such investments begin to decline in response to changes in demand. If the market yields on securities comparable to the Series A Term Preferred Stock increase, it would result in a decline in the secondary market price of the Series A Term Preferred Stock. Fluctuating interest rates may also impact this inverse relationship. For example, if interest rates rise, securities comparable to the Series A Preferred Stock may pay higher distribution rates, and holders of such other securities may be able to sell such securities at a higher price than the Series A Preferred Stock, decreasing the secondary market price of the Series A Preferred Stock over time.

Risks Relating to Our Business and Structure

We have a limited operating history as a closed-end investment company.

We are a newly organized, externally managed, non-diversified, closed-end management investment company that was formed in April 2023 and commenced operations on July 18, 2024. As a result of our with a limited operating history, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially or become worthless. We anticipated that it would take approximately three to six months to invest substantially all of the net proceeds of the IPO in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we are investing in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

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Our investment portfolio is recorded at fair value. As a result, there may be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to value our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy. Pursuant to Rule 2a-5, our Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight, review, and acceptance by our Board.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our Board. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third party valuation models that take into account various market inputs. Investors should be aware that the models, information, and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments, and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest - Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives will depend on the Adviser’s ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate, and monitor, and our ability to acquire, investments that meet our investment criteria.

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Accomplishing our investment objectives on a cost-effective basis will be largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive, and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations, and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay distributions. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on the Adviser to carry out our investment strategy.

The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. Incapacity of any key personnel of the Adviser could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our Adviser.

The Adviser and the Administrator each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, and the Administrator has the right under the Services Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business, and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected, and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business, and results of operations.

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Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience, and skills will depend on several factors including its ability to offer competitive compensation, benefits, and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds, and business development companies) and traditional financial services companies with which the Adviser will compete for experienced personnel, have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “- Risks Related to Our Investments - We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in rising rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

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We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement and carries out its obligations subject to the oversight of the Board. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees, and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees, and other affiliates from and against all damages, liabilities, costs, and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

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The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Adviser.

Although the Adviser manages other investment portfolios, including accounts using investment objectives, investment strategies, and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Adviser.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our Board may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our Board has the authority to modify or waive our current operating policies, investment criteria, and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, NAV, operating results, and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

Our management’s initial estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.

Our management intends to make and publish unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, our Board’s final determination of our NAV as of the end of the applicable quarter, and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results, and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related amendment to this prospectus and should view such information in the context of our full semi-annual or annual results when such results are available.

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We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code beginning with our 2024 tax year, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, qualifying income, and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The qualifying income requirement is generally satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities, or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. We intend to take certain positions regarding the qualification of CLO securities under the asset diversification requirement for which there is a lack of guidance. If the IRS disagrees with any of the positions we take regarding the identity of the issuers of these securities or how CLO securities are tested under the asset diversification requirement, it could result in the failure by the Company to diversify its investments in a manner necessary to satisfy the diversification requirement. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, which may arise if we acquire a debt security at a significant discount to par. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash.

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Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code or entirely eliminate any corporate level tax. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may not be able to sustain a given level of distributions. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “- Risks Related to Our Investments - Our investments are subject to prepayment risk” and “- Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

We will incur significant costs as a result of being a publicly traded company.

As a public company listed on a national securities exchange, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status, we will be required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations, and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

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A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic, and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation, or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the policies of the current U.S. presidential administration, including with regard to the imposition of trade tariffs, embargoes, or other restrictions or limitations on trade, could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell-off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. See “- Risks Related to Our Investments - We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “- If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities.

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Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.

We currently anticipate obtaining debt financing within 12 months of this offering in order to obtain funds to make additional investments and grow our portfolio of investments. See “- Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.” Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and we may be unable to extend, refinance, or replace such debt financings prior to their maturity.

If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to stockholders, which in turn may lower the trading price of our capital stock. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Any debt capital that is available to us in the future, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn, or an operational problem that affects third parties or us, and could materially damage our business.

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We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions), provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “- Risks Related to Our Investments - We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.

We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms, or (4) under such circumstances as the SEC may permit.

Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price or liquidity of our securities.

To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

This concentration of beneficial ownership also might harm the market price of our securities by:

•	delaying, deferring or preventing a change in corporate control;

•	impeding a merger, consolidation, takeover, or other business combination involving us; or

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•	discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

To the extent that any stockholder that holds a significant number of our securities is subject to temporary restrictions on resale of such securities, including certain lock-up restrictions, such restrictions could adversely affect the liquidity of trading in our securities, which may harm the market price of our securities. See “Underwriting.”

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations that could adversely affect us may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

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Derivative Investments. The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, require certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions. Rule 18f-4 permits us to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if we comply with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. We intend to elect to rely on the limited derivatives users exception. We may change the election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. In connection with our intention to elect to rely on Rule 18f-4, we will not rely on the previous guidance of the SEC and its staff regarding asset segregation and cover practices in determining how we will comply with Section 18 with respect to our use of derivatives and the other transactions that Rule 18f-4 addresses.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” which have been broadly defined in a way which could include many CLOs. Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

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In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule's implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the "loan securitization" exclusion, and create additional exclusions from the "covered fund" definition, and narrow the definition of "ownership interest" to exclude certain "senior debt interests". Also, under the Volcker Changes, a debt interest would no longer be considered an "ownership interest" solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020. Following the effectiveness of the Volker Changes, most CLOs elected to be structured as covered funds and rely on the loan securitization exclusion from the definition of ownership interest allowing CLOS to invest in bonds and other senior debt interests thus having more flexibility in work-out situations.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

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In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization (as may be amended from time to time and including any delegated or implementing legislation with respect thereto, the “Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Securitization Regulation.

The Securitization Regulation restricts an EU Affected Investor from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulation; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulation and the prior EU risk retention requirements, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.

CLOs issued in Europe are generally structured in compliance with the Securitization Regulation so that prospective investors subject to the Securitization laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulation, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulation and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

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The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition, and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

Provisions of the General Corporation Law of the State of Delaware and our Certificate of Incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.

The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay, or make more difficult a change in control of us or the removal of our directors. Our Certificate of Incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Certificate of Incorporation classifying our Board in three classes serving staggered three-year terms, and provisions of our Certificate of Incorporation authorizing our Board to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our Certificate of Incorporation, without stockholder approval, in certain instances. These provisions, as well as other provisions of our Certificate of Incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders. See “Provisions of the DGCL and Our Certificate of Incorporation and Bylaws.”

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Our bylaws provide that derivative actions brought in our name, actions against our directors, officers, other employees, or stockholders for breach of fiduciary duty and other similar actions may be brought in the Court of Chancery or the United States District Court for the District of Delaware.

Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our Certificate of Incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine shall be the Court of Chancery or the United States District Court for the District of Delaware, or, if that Court does not have jurisdiction, the United States District Court for the District of Delaware.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable or convenient for disputes with us or any of our directors, officers, other employees, or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results, and financial condition.

Outbreaks or pandemics, terrorist actions, acts of war or natural disasters may disrupt the market and impact our operations.

Outbreaks or pandemics, terrorist actions, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. To the extent the Company’s underlying investments have exposure to certain countries, regions, companies, industries, or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. Further, global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region, or financial market may adversely impact issuers in a different country, region, or financial market.

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Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and, in many cases, unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, and supply chain disruptions affecting the United States and many other countries. Some sectors of the economy and individual issuers experienced particularly large losses as a result of these disruptions. Although the immediate effects of the COVID-19 pandemic have dissipated, global markets and economies continue to contend with the ongoing and long-term impact of the COVID-19 pandemic and the resultant market volatility and economic disruptions. It is unknown how long events related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Company performance.

Geopolitical tensions introduce uncertainty into global markets. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber-attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

Similarly, escalation beginning in October 2023 of the ongoing Israel-Hamas conflict presents a potential risk for wider conflict that could negatively affect financial markets due to a myriad of interconnected factors. This conflict could disrupt regional trade and supply chains, potentially affecting U.S. businesses with exposure to the region. For example, the Red Sea crisis has led to disruption of international maritime trade and the global supply chain, which has had a direct impact on countries and regions that rely on such routes for the supply of energy and/or food and companies that typically ship goods or receive components by way of the Red Sea. Additionally, the Middle East plays a pivotal role in the global energy sector, and prolonged instability could impact oil prices, leading to increased costs for businesses and consumers. Furthermore, the U.S.’s diplomatic ties and commitments in the region mean that it might become more directly involved, either diplomatically or militarily, diverting attention and resources. These and any related events could significantly impact the Company’s performance and the value of an investment in the Company, even if the Company does not have direct exposure.

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We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser, the Administrator, and their affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser, and the Administrator have procedures in place with respect to information security, technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss, or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber attacks or security breaches of the networks, systems, or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers, could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in or incorporated by reference into this prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future operating results, actual and potential conflicts of interest with the Adviser and its affiliates, and the adequacy of our financing sources and working capital, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “project,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative or other variations of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	changes in our investment objectives and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in interest rates, exchange rates, regulation or the general economy;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to exit investments in a timely manner;

•	our ability to maintain our qualification as a RIC;

•	use of the proceeds of this offering;

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•	our ability to sell the Series A Term Preferred Stock in this offering in the amounts and on the terms contemplated, or at all; and

•	those factors described in the “Risk Factors” section of this prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We have based forward-looking statements on information available to us on the date of this prospectus. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus, except as otherwise required by applicable law. The forward-looking statements contained in or incorporated by reference into this prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds to us from this offering, if fully subscribed, will be approximately $    million after deducting the maximum assumed commissions payable by us of $    million and estimated offering expenses of approximately $    million payable by us (or approximately $    if the underwriters exercise the over-allotment option in full).

We intend to use the proceeds from the sale of shares of the Series A Term Preferred Stock pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus and for general working capital purposes. We cannot estimate the approximate amount intended to be used for each of these purposes. Such amounts will depend on our cashflow needs after the closing of the offering, market conditions, and other factors. We currently anticipate that it will take approximately three to six months to invest substantially all of the net proceeds of this offering in our targeted investments, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of this offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

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CAPITALIZATION

The following table sets forth our capitalization as follows:

•	on an actual basis as of September 30, 2024; and

•	on a pro forma (as adjusted) basis to give effect to the issuance and sale of shares of Series A Term Preferred Stock in this offering (assuming no exercise of the underwriters’ over-allotment option) at a public offering price of $25 per share, after deducting the assumed underwriting discounts and commissions payable by us and estimated offering expenses of approximately $ payable by us.

	Pearl Diver Credit Company Inc.
	(unaudited)
(in thousands, except for per share amounts)	09/30/2024	Pro Forma as adjusted to give effect to offering(1)
Assets:
Cash and cash equivalents	$3,389	$27,608
Investments at fair value	$134,057	$134,057
Other assets	$141	$141
Total Assets	$137,587	$161,806

Liabilities:
% Series A Term Preferred Stock due 2029, par value $0.001 per share; 25,000,000 shares aggregate preferred stock authorized; 0 shares issued and outstanding, actual, and shares issued and outstanding, net of unamortized issuance costs, pro forma (as adjusted)	$-	$24,219
Other liabilities	$1,317	$1,317
Total Liabilities	$1,317	$25,536

Stockholders' Equity
Common stock, par value $0.001 per share; 200,000,000 shares authorized, actual, and 6,796,473 shares issued and outstanding, actual	$7	7
Capital in excess of par	$136,263	$136,263
Total stockholders' equity	$136,270	$136,270
NAV per share	$20.05	$20.05

(1) Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares to cover over-allotments).

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BUSINESS

The Company is a newly organized, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act.

Our Structure and Formation Transactions

We were organized as Pearl Diver Credit Company, LLC, a Delaware limited liability company, on April 12, 2023 and, effective July 9, 2024, we converted from a Delaware limited liability company into a Delaware corporation under the name Pearl Diver Credit Company Inc.

Investment Strategy

Our primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. CLOs represent an efficient way for investors to access diversified portfolios of broadly syndicated secures loans. We seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period, in the primary CLO market (i.e., acquiring securities at the inception of a CLO), as well as in the secondary CLO market (i.e., acquiring existing CLO securities). We intend to pursue a differentiated strategy within the CLO equity market premised upon the Adviser’s strong emphasis on assessing the skill of CLO collateral managers, analysis of CLO structure and application of fundamental credit analysis to analyze the collateral loans of each CLO investment. In addition, the Adviser intends to leverage its CLO structuring expertise and deep experience in negotiations of CLO documents in order to optimize for CLO investment returns.

We will seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, where underlying corporate debt is primarily senior secured floating-rate debt, issued by US companies. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including, senior debt tranches of CLOs and CLO Warehouse first loss investments. The amount that we will invest in other securities and instruments will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, based on the Adviser’s assessment of prevailing market conditions.

The Adviser’s Investment Team utilizes a variety of methods to proactively source and analyze investments, including leveraging its Investment Team’s industry experience and extensive network of contacts, performing due diligence on, and engaging in bilateral discussions with CLO collateral managers. The Adviser’s proprietary quantitative techniques and investment opportunity scraping allows Adviser’s Investment Team to benchmark CLO collateral manager performance and relative value of each investment opportunity on an ongoing basis while having fully integrated in-house fundamental credit analysis for each underlying loan. We believe that our highly agile and quantitative approach allows us to quickly react and adapt to emerging market opportunities and effectively seek relative value in CLO equity investing.

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The Company has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in credit instruments. The Company defines “credit instruments” as financial instruments the performance of which is derived from the performance of senior secured loans or pools thereof. Instruments that the company considers to be “credit instruments” include, but is not limited to, senior, mezzanine, and junior debt tranches of CLOs, equity tranches of CLOs, and CLO warehouses.

The Company may acquire (i) CLO equity positions via primary market transactions, (ii) CLO equity positions via secondary market transactions, and (iii) positions of CLO junior debt in primary and secondary market. In acquiring these investments, the Company may employ leverage. When the Company makes a significant investment in a particular CLO equity tranche, we expect to be generally able to influence the CLO’s key terms and conditions (if acquired in the primary market). Additionally, the Adviser believes that the protective rights associated with holding a substantial position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce the risk and enhance returns in these investments. The Company may acquire a substantial position in a CLO tranche directly or we may benefit from the advantages of such a position where both the Company and other accounts managed by the Adviser collectively hold a substantial position, subject to any restrictions on the ability to invest alongside such other accounts. The Company may also transact in derivative or other instruments for the purposes of hedging the portfolio, or to manage risks.

CLO Overview

CLO Structure

We intend to pursue an investment strategy focused on investing primarily in (i) positions in CLO equity tranches acquired in both primary and secondary market transactions; (ii) CLO debt tranches; and (iii) other related investments. CLOs are securitization vehicles backed by diversified pools of mostly broadly syndicated senior secured corporate loans. Such pools of underlying assets are often referred to as CLO “collateral.” While portfolios of most CLOs consist of broadly syndicated senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in second lien loans, unsecured loans, senior secured bonds, and senior unsecured bonds.

CLOs fund the purchase of their portfolios through the issuance of equity and debt securities in the form of multiple, primarily floating rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below-investment grade, at the junior level by a nationally-recognized rating agency. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 7% to 10% of a CLO’s capital structure. Below is an illustration to reflect a typical CLO in the market.

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CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available - after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid - is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The equity tranche represents the first-loss position, but is entitles to all of residual interest and principal collections from the underlying assets and therefore exposes investors to relatively higher risk than the more senior tranches but allows for greater potential upside.

Underlying Assets of CLOs

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that allow for reinvestment over a specific period of time (the “reinvestment period”, which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cashflow generated by, and the par value (as opposed to the market price) of the collateral. These covenants include collateral coverage tests, interest coverage tests, and collateral quality tests.

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Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures.

Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs currently represent 50%-75% of the demand for newly issued highly leveraged loans, according to S&P Capital IQ. Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over a benchmark rate, which is generally currently the SOFR. As floating rate instruments, they reduce some of the interest rate risk associated with fixed rate securities, especially in a period of rising rates. Senior secured loans are secured by a first priority pledge of a company’s assets. Senior secured loans are protected by sitting at the top of a corporate capital structure and cushioned by any subordinated debt or equity issued by the company. Senior secured loans are also prepayable and typically prepay on average 30% per year, per LCD.

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. See “Risk Factors - Risks Related to Our Investments - We and our investments are subject to reinvestment risk.”

Most CLOs generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). Specifically, CLO collateral managers may, based on their discretion and expertise, adjust a CLO’s portfolio over time, though such discretion is typically constrained by asset eligibility and diversification criteria set out in the CLO’s indenture. We believe that skilled CLO collateral managers can add significant value to both CLO debt and equity investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second, and so on, with any remaining principal being distributed to the equity tranche investors. In limited instances, principal may be reinvested after the end of the reinvestment period.

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CLOs contain structural features and covenants designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets compared to principal amount of liabilities, subject to certain adjustments). Interest coverage tests require CLOs to maintain certain levels of interest coverage (measured as expected interest revenues on the assets compared to interest payments on the liabilities). If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cashflow, a partial or total loss of their investment and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also acts to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest-related cashflow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced while the test breach is continuing. Once the breach has been cured, the CLO may have more assets and so the cash flow to the CLO equity tranche may be higher than they were previously.

Cashflow CLOs do not have mark-to-market triggers and, with limited exceptions (such assets rated “CCC+” or lower (or their equivalent) to the extent such assets exceed a specified concentration limit, deeply discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

CLO Market Opportunity

We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return through investments in CLOs.

The Adviser intends to focus our investments in CLO Equity.

We believe that CLO equity has the following attractive fundamental attributes:

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to other asset classes over the long-term.

•	Protection against rising interest rates: A CLO’s asset portfolio typically comprises floating rate loans and the CLO’s liabilities are also predominantly floating rate instruments. CLO equity provides potential protection against rising interest rates. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors - Risks Related to Our Investments - We and our investments are subject to interest rate risk” and “- CLO Overview.”

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•	Senior secured nature of the collateral: The primary attributes of senior secured loans typically include a senior position in a company’s capital structure (there is a cushion provided by subordinated equity and debt capital). The holder of a senior secured loan has the first lien security interest in a company’s assets. In general, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination based on a borrower’s assessed enterprise value.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Experienced and specialist investors in CLO securities. The Adviser focuses solely on CLO securities and related investments. The Adviser benefits from having a team of investment professionals with more than 144 years of collective experience in analyzing, structuring and trading securitized products. As a “pure play” CLO investor, the Adviser only invests in CLO tranches and does not invest in any other form of securitization such as mortgages, credit card receivables or student loans. Further, in order to mitigate potential conflicts of interest, the Adviser does not serve as the collateral manager for CLOs.

•	Track record. The Adviser began managing CLO focused investment funds in 2008 and, as of the date of this prospectus, provides investment management services to ten funds comprising the Pearl Diver platform. Since 2008, the Adviser has established a track record of selecting profitable investments with default rates in the underlying collateral pool lower than the average rate for the broader loan market.

•	Methodical investment process. The Adviser uses a look-through approach which includes in-depth credit analysis of the corporate debt assets in the collateral pool underlying each CLO as well as a highly automated structural analytics for generating projected CLO cash flows under a variety of stressed scenarios. The precise duration of each CLO is estimated using proprietary duration simulation algorithms. The Adviser employs a proprietary Machine Learning generated data lake that records and benchmarks every CLO manager’s style and alpha creation metrics continually, helping in the construction of balanced and diversified CLO tranche portfolios.

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In addition, the Adviser uses a process and model, for ongoing risk management and monitoring of all the portfolio of investments under management. This involves continued credit analysis and monitoring of the underlying collateral portfolios inside CLOs, combined with monitoring and reviews of the structural aspects of each CLO, including the evolution of the various tests and triggers inside CLOs. In essence, the Adviser’s highly differentiated quantitative approach allows for pricing of every single CLO tranche in the market on a daily basis, allowing the Adviser to take a “relative value” approach to all CLO investments.

•	Identification of investment opportunities. The Adviser has extensive relationships at banks, other funds, brokerage houses and other participants in the securitized products market. Through these relationships, the Adviser is notified of a wide range of investment opportunities in CLOs and other securitized products. These investment opportunities are notified to the Adviser either in the course of particular auction processes or as part of private bilateral negotiations with investors or financial institutions that may hold, or wish to offer or exit, structured credit investments. The Adviser employs a proprietary NLP based Investment Origination Engine that automates origination and selection of investments from the secondary markets via auctions and over-the-counter direct trades. The Investment Origination Engine incorporates a memory of relevant trades and pricing information related to the trades of CLO tranches over time, allowing the Adviser to approach the market in a highly informed manner.

•	Efficient vehicle for gaining exposure to CLO securities. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective and allows investors to access liquidity through the exchange. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders without the need to liquidate fund assets to meet redemptions.

The Adviser has historically focused considerable time and attention seeking to maximize value within their CLO equity tranche portfolios through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Company.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our permanent structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distribution to the CLO’s equity tranche. The Adviser, when deciding whether or not to effect a refinancing or reset of a CLO, performs a cost-benefit analysis that takes these costs into account. In general, a refinancing or reset of a CLO can increase cashflows to the equity positions held by the Company by lowering the cost of the CLO’s liabilities.

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•	Long-term investment horizon. We believe in a long-term investment horizon for our portfolio. We seek to maximize the reinvestment periods of our CLOs wherever possible in the primary market. We also plan to extend, wherever appropriate, the reinvestment periods of CLOs we own in the portfolio today. We do not plan to purchase CLOs with the primary goal to “flip,” or trade in the short term, positions that we purchase.

We believe that the long-term capital structure of our vehicle confers a number of advantages on our core strategy. First, as a result of our permanent, closed-end structure, we are not subject to any mandatory liquidation, dissolution or wind-up requirement and, therefore, the Adviser will never have to involuntarily liquidate a given position to meet a redemption. Involuntary liquidations of positions at inopportune times can often lead to a poor investment outcome for those positions in particular, but also for the portfolio as a whole, disadvantaging certain investors who do not redeem at the same time. Second, the Adviser can take a long-term view to making new investments that may not, in the short term, provide high income relative to their costs. Such CLO investments can often create robust returns through capital appreciation in their underlying loan portfolios rather than through high current income. Finally, our vehicle allows us to manage our portfolio to provide stable yields through market cycles. As we rarely will seek to liquidate positions, the current market value of our portfolio is not of primary concern. Rather, we seek to maximize the dividend yield and ultimate return to our stockholders. In cases where the Adviser believes a position’s future cashflows will provide an appropriate return to our stockholders, even if the current market price of that position is low, the Adviser can retain the position in the portfolio to create yield rather than decide to sell the position to prevent short-term NAV deterioration. Over time, this creates, in our opinion, a better opportunity to create a stable dividend stream for our investors.

•	Efficient tax structure. A closed-end management investment company typically does not incur significant entity-level tax costs, because it is generally entitled to deduct distributions to its stockholders. As a result, a closed-end management investment company will generally not incur any U.S. federal income tax costs, so long as the closed-end management investment company qualifies as a RIC and distributes all of its income to its stockholders on a current basis.

•	Portfolio level monitoring. Our portfolio monitoring comprises a number of methods. The Adviser uses standard industry technology to analyze and monitor our positions. Such technology includes an industry leading CLO database and cashflow “engine,” or generator, and other analytics suites used to compare CLOs across the market and run cashflow projections and other metrics. We also use other proprietary software and databases to evaluate and model investments on a daily basis. The Adviser, on behalf of its clients, also uses its position as a majority equity holder in CLOs to have periodic updates with the various CLO managers, which often take the form of a credit review of the underlying loan portfolio. Finally, the Adviser uses its market relationships to contextualize the performance of a given CLO relative to its vintage, its competitors, and to the leveraged loan market at the time.

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The Adviser’s experience and its proprietary, technology driven quantitative investment processes are expected to play a key role in enabling identification and sourcing of appropriate CLO investments in an agile manner while uncovering relative value. The closed-end fund structure will allow the Adviser to take a long-term view from a portfolio management perspective while allowing investors access liquidity through the exchange. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of stockholders.

Other Investment Techniques

Leverage. We may use leverage to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock, and leverage attributable to reverse repurchase agreements or similar transactions. The Company intends to use relatively limited amounts of leverage (generally expected to consist of borrowing or the issuance of preferred stock or debt securities generally within a range of approximately 25% to 35% of the fair value of the Company's total assets). in order to optimize the returns to our stockholders. We seek to use appropriate leverage that enhances returns without creating undue risk in the portfolio in the case that the CLO market weakens. Over time, the Adviser may decide that it is appropriate to use more leverage to purchase assets or for other purposes, or to reduce leverage by repaying any outstanding facilities.

We currently anticipate incurring leverage generally within a range of approximately 25% to 35% of our total assets (as determined immediately after the leverage is incurred) by entering into a credit facility or through the issuance of preferred stock or debt securities, soon after this offering and within the first twelve months following the completion of this offering. We plan to obtain revolving facilities that will allow us to draw capital in the case that current cash available to pay dividends is lower than our anticipated run-rate cash dividend, or in the case that asset values in the CLO market fall in a way as to make new investments attractive, in which case we may incur leverage in excess of approximately 25% to 35% of our total assets. The Adviser would decide whether or not it is beneficial to us to use leverage at any given time. Such facilities would be committed, but subject to certain restrictions that may not allow us to draw capital even if the Adviser deems it favorable to do so. Such facilities, if drawn, would become senior in priority to our common stock. The facilities would also earn an undrawn commitment fee that we would pay on an ongoing basis, regardless of whether we draw on the facilities or not.

Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

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In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include upfront structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue shares of preferred stock or notes, we may be subject to fees, covenants, and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations, and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies, and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and our stockholders to change fundamental investment policies.

While we cannot control the market value of our investments, the Adviser can determine to draw on our planned leverage facility to purchase new assets at a time of market dislocation. Such purchases, if made, can mitigate price drops in the current portfolio by making new asset purchases at a discount. Further, such purchases can potentially contribute to an increase in net asset value of the portfolio upon a market rebound. Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are investment outlook, market conditions, and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors - Risks Related to Our Investments - We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.”

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Preferred Stock. We are authorized to issue 25,000,000 shares of preferred stock. Costs of the offering of any preferred stock that we issue, including the Series A Term Preferred Stock, will be borne immediately at such time by holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. Under the requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, including the Series A Term Preferred Stock, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of the preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed.

Derivative Transactions. We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors, or collars, and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments.

We have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors - Risks Relating to Our Business and Structure - We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors - Risks Related to Our Investments - We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Illiquid Transactions. Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position. We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities, or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates. In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser have submitted an application for exemptive relief to the SEC to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions. There can be no assurance when, or if, such relief may be obtained. A copy of the application for exemptive relief, including all of the conditions and the related order, are available on the SEC’s website at www.sec.gov.

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Competition

We intend to compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds, and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies, and insurance companies.

Additionally, because competition for higher-yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. We believe we are able to compete with these entities on the basis of the Investment Team’s deep and highly specialized CLO market experience, the Adviser’s relative size and prominence in the CLO market, and the Investment Team’s longstanding relationships with many CLO collateral managers, complemented by the Adviser’s proprietary quantitative infrastructure that helps it identify relative value, price investments precisely and approach the markets in an agile manner.

THE ADVISER AND THE ADMINISTRATOR

Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board has appointed the Adviser as our investment adviser.

The Adviser

The Adviser is registered as an investment adviser with the SEC. As of September 30, 2024, the Adviser had approximately $2.8 billion of total assets under management for investment in CLO securities, including capital commitments that were undrawn as of such date. The Adviser commenced operations in 2008 and its principal place of business is located at 52 Conduit Street, London, W1S 2YX, United Kingdom. The Adviser is owned by Mr. Indranil (Neil) Basu and Mr. Chandrajit Chakraborty. The Adviser’s senior management team are also shareholders in the Pearl Diver group holding company of which the Adviser is an affiliate.

The Adviser manages our investments subject to the oversight of our Board pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” ALPS Fund Services, Inc. has agreed to perform, or arrange for the performance of, our required administrative services. For a description of the fees and expenses that we will pay to the Adviser and the Administrator, see “The Adviser and the Administrator - Investment Advisory Agreement - Base Management Fee and Incentive Fee” and “The Adviser and the Administrator - The Administrator and the Services Agreement.”

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The Adviser pursues a differentiated strategy within the CLO market with:

•	a singular focus on investing in CLO Equity and Debt tranches (The Adviser strategically does not manufacture and manage its own CLOs to avoid conflicts of interest);

•	a 15-year track record (firm inception: September 2008) and currently managing $2.8 billion in CLO tranches;

•	a well-respected roster of institutional investors;

•	a focus on identifying relative value; and

•	a unique and highly agile approach to CLO investments that utilizes proprietary Statistical and Machine Learning technologies throughout the investment / research process.

The Adviser’s CLO investment team (the “Investment Team”) is led by Mr. Indranil (Neil) Basu, Mr. Chandrajit Chakraborty, Mr. Matthew Layton, Mr. Kerrill Gaffney, Mr. Michael Brown and Mr. Patrick Chan. The Investment Team is jointly and primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his or her career and has built relationships with key market participants, including CLO collateral managers, investment banks, and investors. Members of the Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer;

•	a CLO equity and debt investor; and

•	a CLO collateral manager.

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Portfolio Managers

Biographical information on the senior members of the CLO Investment Team is set forth below:

Indranil (Neil) Basu, CEO, Managing Partner

Neil previously worked with Citibank, ABN AMRO and Nomura Securities. Prior to founding Pearl Diver Capital, Neil was Managing Director and Head of Structured/Securitised Credit business at Wachovia Securities (now Wells Fargo) in London and member of Wachovia’s European Fixed Income Operating Committee. Prior to Wachovia, Neil was Managing Director and Head of the Structured Credit business at Nomura Securities. In his several senior leadership positions in sell-side fixed income investment banking, Neil has built and led key securitisation focused businesses and originated and structured numerous transactions in asset classes ranging from ABS, future flow receivables SME Loans, and private equity secondary positions. Neil has a Bachelors degree in Electronics Engineering from the Indian Institute of Technology (IIT), and holds an MBA (Beta Gamma Sigma) from the University of North Carolina.

Chandrajit Chakraborty, CIO, Managing Partner

Chandrajit brings over 25 years of experience as a structured finance banker, structurer and trader, covering stints at Wachovia Securities, Nomura Securities, Deutsche Bank, UBS, Old Mutual, Fitch Ratings and JP Morgan. He was responsible for originating and structuring several innovative transactions ranging from leveraged loan CLOs to Private Equity backed and Hedge Fund backed securitization products. Chandrajit was formerly a bond trader managing a trading book for corporate credit and sovereign debt. He is a graduate in Electronics Engineering from the Indian Institute of Technology (IIT) and holds a Masters in Finance (with Distinction) in Financial Engineering from London Business School (LBS).

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Matthew Layton, Partner

Matthew has over 20 years’ experience of buy-side credit experience in CLOs and leveraged finance. Matthew joined Pearl Diver in 2009, and currently heads Pearl Diver’s European business, is a voting member of the investment committee and is co-head of the credit division. Prior to joining Pearl Diver, Matthew was a Credit Analyst with Alcentra where he covered Publishing, Media, Leisure and Gaming, Restaurants and Environmental Services. His experience covers analyzing and investing in CLOs, investment origination, fundamental company level credit analysis and corporate restructurings. Matthew holds a BSc in Economics from the University of Wales, Swansea.

Kerrill Gaffney, Partner

Kerrill is a Partner at Pearl Diver Capital and has over 14 years of experience in financial markets. Kerrill was formerly a Credit Analyst at Allied Irish Banks where he covered leveraged loan investments across the technology, telecoms, manufacturing, retail, entertainment, services and food sectors. Kerrill holds undergraduate and postgraduate degrees in Economics and Business from the National University of Ireland, Galway.

Michael Brown, Partner

Michael is a Partner at Pearl Diver Capital, responsible for quantitative analytics of CLO’s including structuring, modelling and pricing. Michael joined Pearl Diver in 2011 after graduating from Worcester College, Oxford University with a BA in Mathematics.

Patrick Chan, Partner

Patrick is a Managing Director at Pearl Diver Capital, assisting with quantitative analytics of CLOs including structuring, modelling and pricing. Patrick joined Pearl Diver Capital in 2015 after graduating from Imperial College, London with an MSc in Mathematics & Finance.

The following table sets forth accounts within each category listed for which members of the Investment Team are jointly and primarily responsible for day-to-day CLO portfolio management as of September 30, 2024.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager (CLOs)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)(1)	Number of Accounts	Total Assets (in billions)(1)
Indranil Basu	0	$0	11	$2.8	0	$0
Chandrajit Chakraborty	0	$0	11	$2.8	0	$0
Matthew Layton	0	$0	11	$2.8	0	$0
Kerrill Gaffney	0	$0	11	$2.8	0	$0
Michael Brown	0	$0	11	$2.8	0	$0
Patrick Chan	0	$0	11	$2.8	0	$0

(1)	Total Assets are estimated and unaudited as of September 30, 2024, and may vary from final audited figures. Total Assets exclude amounts invested in other asset classes and managed by the Adviser.

Compensation of Portfolio Managers. The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers. The table below sets forth the dollar range of the value of equity securities of the Company that are owned beneficially by each portfolio manager as of September 30, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Indranil (Neil) Basu	Over $1,000,000
Chandrajit Chakraborty	Over $1,000,000
Matthew Layton	None
Kerrill Gaffney	None
Michael Brown	None
Patrick Chan	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 and over $1,000,000.

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Investment Process

The Adviser regularly sources and evaluates potential investment opportunities in both the primary and secondary market. We believe the Adviser’s investment analysis and due diligence process, which includes a strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO, differentiates our approach to investing in CLO securities. This process, augmented by the first-hand CLO industry experience of the Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance.

The Adviser seeks to implement its investment process in a methodical and disciplined fashion, as described below.

Sourcing of Investment Opportunities

The Adviser has extensive relationships at banks, other funds, brokerage houses and other participants in the securitized products market. Through these relationships, the Adviser is notified of a wide range of investment opportunities in CLOs and other securitized products. These investment opportunities are notified to the Adviser either in the course of particular auction processes or as part of private bilateral negotiations with investors or financial institutions that may hold, or wish to offer or exit, structured credit investments. The Adviser also utilized proprietary data driven infrastructure to identify and source investment opportunities in the secondary market.

Investment Analysis and Due Diligence

Initial Analysis. Once the Adviser has identified a potential investment, it will conduct an initial analysis to test the relative trading value of the opportunity. This will involve an initial top- down fundamental analysis and evaluation of underlying portfolio metrics. Model returns are created on conservative, broad-market assumptions and overlying structural protections and cushions are evaluated. The results of the initial analysis of the target investment opportunity are discussed and reviewed by members of the Investment Committee of the Adviser on a daily basis. Only investment opportunities that are approved at this stage are moved to the next stage of the investment process, involving detailed fundamental analysis.

Detailed Fundamental Credit Analysis. A fundamental analysis of the underlying portfolio will follow the initial analysis. This will involve an in-depth analysis of tail-risks or fundamental risks that exist round the weakest elements of the underlying portfolio, including industry, company and structure.

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Additionally, at this stage, the Adviser conducts a full re-underwriting of the assets in the underlying collateral pool and applies its proprietary re-rating algorithm tests to adjust and confirm underlying asset pool ratings and analyse the potential investment’s risk parameters and return outlook based on default rate probabilities, delinquency rates, recovery rates and pre-payments on the underlying loans.

Detailed Quantitative Analysis. The Adviser will then conduct a detailed quantitative analysis. This will involve a detailed cash-flow and stress test analysis using portfolio-specific assumptions obtained from fundamental credit analysis and a detailed review of transaction documentation.

Approval Process. The results of the detailed fundamental and quantitative analyses are discussed at a final meeting of the Investment Committee convened to consider the suitability of the proposed investment and whether it meets all the investment criteria set by the Adviser in the light of the different dimensions of the Company’s risk-return metric. If the Adviser decides that an investment opportunity is suitable for the Company, it will purchase the relevant investment on behalf of the Company. To facilitate this, the Adviser then enters into negotiations with market participants for the purchase of the proposed investment.

Monitoring and Risk Management

Active monitoring of our investments is a critical component of the Adviser’s risk management and mitigation objectives. From data sourced from CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period) and third party data sources, the Adviser utilizes its internal systems (which capture and facilitate the analysis of this data) to review key metrics for each CLO security. In addition, based on the Adviser’s screens and general market intelligence, the Adviser focuses discussions from time to time with CLO collateral managers on particular underlying credits. As part of these discussions, the Adviser also reviews portfolio activity with applicable CLO collateral managers as well as loan and CLO market developments. Additional factors that the Adviser actively monitors, which these discussions help to illuminate, include any shifts in investment strategy, personnel changes, or other organizational developments at the CLO collateral manager which may impact future performance.

Investment Advisory Agreement

Services. Subject to oversight of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we purchase, retain or sell; and

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•	provides us with such other investment advisory, research and related services as we may from time to time reasonably require for the investment of our funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the Board on May 31, 2024. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be included in our annual report for the period ending December 31, 2024.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually (after an initial two-year term) by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our Board or the affirmative vote of a majority of our outstanding securities (as defined in the 1940 Act) without penalty upon written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Base Management Fee and Incentive Fee. We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these fees for a specified period of time.

The base management fee equals an annual rate of 1.50% of our Total Equity Base and is calculated and payable quarterly in arrears. “Total Equity Base” means the net asset value attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Term Preferred Stock, if any.

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In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 15% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 2.00% per quarter. The Company shall pay the Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed 2.00%; (2) 100% of the Company’s Pre- Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 2.00% but is less than 2.35294% in any calendar quarter; and (3) 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.35294% in any calendar quarter.

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The payment of any monthly dividends on our preferred stock, including the Series A Term Preferred Stock (and including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser) is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.

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The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.5%

Hurdle rate¹ = 2.00%

Base management fee² = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)³ = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.875%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.8%

Hurdle rate¹ = 2.00%

Base management fee² = 0.375%

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Other expenses (legal, accounting, custodian, transfer agent, etc.)³ = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.175%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income - 2.353%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income - 2.00%)) + 0%

= 100.0% × (2.175% - 2.00%)

= 100.0% × 0.175%

= 0.175%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.50%

Hurdle rate¹ = 2.00%

Base management fee² = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)³ = 0.25%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.875%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income - 2.353%)))

= (100.0% × (2.353% - 2.00%)) + (15% × (Pre-Incentive Fee Net Investment Income - 2.353%))

= (100.0% × (2.353% - 2.00%)) + (15% × (2.875% - 2.353%))

= 0.353% + 0.0783%

= 0.4313%

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* The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1) Represents 8.00% annualized hurdle rate.

(2) Represents 1.50% annualized base management fee.

(3) Excludes organizational and offering expenses.

Payment of Expenses. The Adviser’s Investment Team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation): (1) the cost of calculating our net asset value (including the costs and expenses of any independent valuation firm or pricing service); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments; (5) brokerage fees and commissions; (6) federal and state registration fees; (7) exchange listing fees; (8) federal, state, and local taxes; (9) costs of offerings or repurchases of our common stock and other securities; (10) the management fees and incentive fees payable under the Investment Advisory Agreement; (11) distributions on our common stock and other securities; (12) administration, transfer agent and custody fees and expenses; (13) director fees and expenses; (14) the costs of any reports, proxy statements, or other notices to our stockholders, including printing costs; (15) costs of holding meetings of our stockholders; (16) litigation, indemnification, and other non-recurring or extraordinary expenses; (17) fees and expenses associated with marketing and investor relations efforts; (18) dues, fees, and charges of any trade association of which we are a member; (19) direct costs and expenses of administration and operation, including printing, mailing, telecommunications, and staff, including fees payable in connection with outsourced administration functions; (20) fees and expenses associated with independent audits and outside legal costs; (21) fidelity bond; (22) directors and officers/errors and omissions liability insurance, and any other insurance premiums; (23) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (24) all other expenses reasonably incurred by us in connection with administering our business.

The Adviser voluntarily waived its fees under the Investment Advisory Agreement from the commencement of our operations through consummation of the IPO.

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The Administrator and the Services Agreement

We have entered into the Services Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment, and clerical, bookkeeping, and record-keeping services at such facilities. Under the Services Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, the Administrator provides us with accounting services, assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns, monitors our compliance with tax laws and regulations, and prepares any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website. It provides support for our investor relations, generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others, and provides such other administrative services as we may from time to time designate. Payments under the Services Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Services Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. The Services Agreement may be terminated by us without penalty upon at least 90 days’ written notice to the Administrator and by the Administrator upon at least 90 days’ written notice to us. The Services Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administrator voluntarily waived the payments due to it under the Services Agreement from the commencement of our operations through the consummation of this offering.

When considering the approval of the Services Agreement, the Board considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, (iii) the breadth, depth, and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available, and (v) the possibility of obtaining such services from a third party.

Limitation on Liability and Indemnification. The Services Agreement provides that the Administrator and its officers, directors, employees, agents, control persons, and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations under the Services Agreement. The Services Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons, and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

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MANAGEMENT

Our Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.

The Board of Directors

The Board currently consists of five members, three of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of us. We refer to these directors as our “independent directors.”

Under our Certificate of Incorporation and bylaws, our Board is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of our Board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

Duties of Directors; Meetings and Committees

Under our Certificate of Incorporation, our Board is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The Board appoints officers who assist in managing our day-to-day affairs.

The Board has appointed Indranil Basu as Chairperson. The Chairperson presides at meetings of the Board and may call meetings of the Board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers, and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this prospectus or pursuant to our Certificate of Incorporation or bylaws, or as assigned by the Board, the designation of a director as Chairperson does not impose on that director any duties, obligations, or liability that are greater than the duties, obligations, or liability imposed on any other director, generally.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes interested persons provide the Board with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or our characteristics.

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Committees of the Board

The Board has established two standing committees: the audit committee and the governance and nominating committee. The current membership of each committee is comprised of each independent director and is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.

Audit Committee	Governance and Nominating Committee
John Everets	John Everets
Tarun Jotwani	Tarun Jotwani
Martin Mellish	Martin Mellish

Audit Committee

All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the audit committee. The audit committee recommends to the full Board the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis, and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our Board regarding the valuation of our investments, which are considered when the Board determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value.” Martin Mellish serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention, and consideration of any report of evidence of (1) a material violation of applicable federal or state securities law, (2) a material breach of fiduciary duty arising under federal or state law, or (3) a similar material violation of any federal or state law by us or any of our officers, directors, employees, or agents that has occurred, is ongoing, or is about to occur. Because the Company had not yet commenced operations, the audit committee did not meet during the calendar year ended December 31, 2023.

Governance and Nominating Committee

The governance and nominating committee comprises all of the independent directors. The governance and nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the Board, and makes the final selection and nomination of candidates to serve as independent directors. In addition, the governance and nominating committee makes recommendations regarding the compensation of the Company’s independent directors for approval by the Board as there is no separate compensation committee of the Company. The Board nominates and selects our interested directors and the officers. Tarun Jotwani serves as Chairperson of the governance and nominating committee. Because the Company had not yet commenced operations, the governance and nominating committee did not meet during the calendar year ended December 31, 2023.

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In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the governance and nominating committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty, and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Company and the responsibilities of a director of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board and its committees; (5) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an independent director. The governance and nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing independent director continues, in the opinion of the governance and nominating committee, to satisfy these criteria, we anticipate that the governance and nominating committee would favor the re-nomination of an existing independent director rather than nominate a new candidate. Consequently, while the governance and nominating committee will consider nominees recommended by stockholders to serve as independent directors, the governance and nominating committee may only act upon such recommendations if there is a vacancy on the Board or a committee and it determines that the selection of a new or additional independent director is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the governance and nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the governance and nominating committee. The governance and nominating committee may retain a consultant to assist it in a search for a qualified candidate. The governance and nominating committee has adopted procedures for the selection of independent directors.

The governance and nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the governance and nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills, and other individual qualities or attributes, including gender, race or national origin.

Any stockholder recommendation for independent director to be included in our proxy statement must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the governance and nominating committee. In evaluating a nominee recommended by a stockholder, the governance and nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Board determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the governance and nominating committee or the Board determines not to include such candidate among the Board’s designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.

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A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address, and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice, (a) the name and record address of the stockholder, and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the Board or an individual director c/o the Secretary of the Company at the following address: 430 West 7th Street, Suite 219047, Kansas City, MO 64105. The Secretary of the Company may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight

As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Board oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities.

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The Board recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to manage them. The Board discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the Board, the relevant committee chair or our chief compliance officer, who is directly accountable to the Board. As appropriate, the Chairperson of the Board and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers, and external fund counsel to identify and review risk management issues that may be placed on the Board’s agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

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Biographical Information about each Director

Information about our directors is as follows:

Name, Address(1) and Date of Birth of Director/Officer	Position(s) held with the Company	Term of Office and Length of Time Served	Number of Portfolios in the Company Complex Overseen by Director	Principal Occupation(s) During the Past 5 Years	Other Directorship(s) Held by Director During Past 5 Years
Interested Directors
Indranil Basu(2) (1964)	Director	3 years/since inception	1	Chief Executive Officer and Founder of Pearl Diver Capital LLP (2008 - present)	None

Gary Wilder(3) (1962)	Director	3 years/since May 2024	1	Moor Park Capital Partners, Executive Chairman and Founder Partner (2006 - present); KWG, Group Chief Executive Officer (2019 - 2022)	Director, 29-31 Eastways Limited (2024 - present); Director, KW Wealth Group (2021 - present); Director, Gentleaid (23) Limited (2020 - pre-sent); Director, Gentleaid (24) Limited (2020 - present); Director, Kingswood MHC Inc. (2020 - present); Director, Kingswood Corporate Finance Limited (2020 - present); Director, Kingswood Acquisition Corp. (2020 - 2024); Director, Kingswood LLP (2020 - 2023); Director, Kingswood US Holdings, Inc. (2019 - present); Director, Marchant McKechnie Independent Financial Advisers Limited (2019 - 2021) Director, Gentleaid (16) Limited (2018 - present); Director, Kingswood Holdings Limited (2017 - present); Director, Offline Records Limited (2016 - present); Director, KPI Spire (1) Limited (2016 - 2024); Director, KPI Spire (2) Limited (2016 - 2024); Director, KPI Spire (3) Limited (2016 - 2024); Director, KPI Spire (4) Limited (2016 - 2024); Director, KPI Spire (5) Limited (2016 - 2024); Director, Independent International Records Limited (2016 - 2021); Director, Kingswood Investment Partners Limited (2014 - present); Director, KPI (Nominees) Limited (2014 - present); Director, Gentleaid (7) Limited (2006 - present); Director, Gentleaid (8) Limited (2006 - present); Director, Moor Park Investors Limited (2006 - present); LLP Designated Member, Gamich LLP (2006 - present)

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Name, Address(1) and Date of Birth of Director/Officer	Position(s) held with the Company	Term of Office and Length of Time Served	Number of Portfolios in the Company Complex Overseen by Director	Principal Occupation(s) During the Past 5 Years	Other Directorship(s) Held by Director During Past 5 Years
Non-Interested Directors
John Everets (1946)	Director	3 years/since May 2024	1	Partner, Arcturus Capital (2015 - present)	Director, Medallion Bank (2019 - present); Director, Medallion Financial (2017 - present); Director, The Eastern Company (1993 - present)

Tarun Jotwani (1960)	Director	3 years/since May 2024	1	Founding Partner of Sigma Lending LTD (2023 - present); Founding Partner of Naviter Capital (2013 - present)	Director, Sigma Lending LTD (2023 - present) Director, Naviter Capital LLP (2013 - present)

Martin Mellish (1957)	Director	3 years/since May 2024	1	Chairman (2023 - present) and Chief Executive Officer (1994-2023) of Aspen Advisory Services Ltd.	Director, Spectral AI (2021 - present); Director, Levitronix Inc. (2021 - present); Director, Vetsdale Inc (2020 - present); Director, NuCana (2009 - present; Director, Kensington Green (Management) Ltd. (2007 - present)

(1) The business address of each of our directors is 747 Third Avenue, Suite 3603, New York, NY 10017.

(2) Mr. Basu is an interested director due to his position as our Chief Executive Officer and his position with, and ownership of, Pearl Diver Capital LLP.

(3) Mr. Wilder is an interested director due to his ownership interest in the parent company of Kingswood Capital Partners, LLC.

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Other than as disclosed in the table above, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act) or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes, or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the Nominating and Governance Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed above under “- Committees of the Board”), there are no specific required qualifications for membership on the Board. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the directors.

Interested Directors

Indranil (Neil) Basu

Mr. Basu previously worked with Citibank, ABN AMRO and Nomura Securities. Prior to founding Pearl Diver Capital, he was Managing Director and Head of Structured/Securitised Credit business at Wachovia Securities (now Wells Fargo) in London and member of Wachovia’s European Fixed Income Operating Committee. Prior to Wachovia, Mr. Basu was Managing Director and Head of the Structured Credit business at Nomura Securities. In his several senior leadership positions in sell-side fixed income investment banking, Mr. Basu has built and led key securitisation focused businesses and originated and structured numerous transactions in asset classes ranging from ABS, future flow receivables SME Loans, and private equity secondary positions. He has a Bachelors degree in Electronics Engineering from the Indian Institute of Technology (IIT) and holds an MBA (Beta Gamma Sigma) from the University of North Carolina.

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Gary Wilder

Mr. Wilder served until March 2024 as Executive Chairman and Director of Kingswood Acquisition Corporation when it successfully merged with Binah Capital Group listed on Nasdaq, from January 2019 until December 2022 as Group Chief Executive Officer of KWG, a publicly traded, fully integrated wealth and investment management group, and as Executive Chairman of Kingswood US, KWG’s subsidiary and U.S. holding company. He joined the board of KWG in October 2017 as a non-Executive Director. Mr. Wilder is also a co-founding partner of KPFLP, a private equity family office established in 2006, and alongside his partner, Jonathan Massing, has undertaken a range of long-term private equity investments and financial transactions. In September 2006, Mr. Wilder co-founded Moor Park Capital Partners LLP, a private real estate firm based in London, where he currently serves as the Executive Chairman. Prior to founding Moor Park, Mr. Wilder was a Managing Partner and the Co-Head of European Funds Group at Nomura, a team he created following his role as head of Nomura’s Real Estate Principal Finance Group. He was also a member of Nomura’s Global Fixed Income Committee. Between 1999 and 2002, Mr. Wilder was Partner & Managing Director at Credit Suisse First Boston, responsible for its European Real Estate Investment Banking business. Between 1992 and 1999, Mr. Wilder was a Managing Director at Bankers Trust (now Deutsche Bank) in the Real Estate Group. Mr. Wilder is a Fellow of the Institute of Chartered Accountants in England and Wales and a graduate of the Bayes Business School, University of London, where he attained a Bachelor of Science degree with honors.

Independent Directors

John Everets

Mr. Everets is currently a partner at Arcturus Capital in Boston, Massachusetts. Prior to joining Arcturus, he was lead investor, Chairman of the Board and Chief Executive Officer of the Bank of Maine from 2010 to 2015, where he led the recapitalization of the bank, helped improve its financial position and eventually joined with Camden National Bank to form the largest bank in northern New England. Before leading the Bank of Maine, Mr. Everets was Chairman of Yorkshire Capital. Prior to that, he was Chairman and CEO of GE HPSC, Inc. before it was acquired by General Electric in 2004. Mr. Everets has served on the Board of Directors of Medallion Bank since September 2019 and Medallion Financial since 2017. Mr. Everets previously served as a director of Financial Security Assurance, Advest Group Inc., and Martin Currie Business Trust. Mr. Everets also previously held several executive positions at Advest, Inc. and is a former Trustee of the Boston Athenaeum. Mr. Everets is currently a director of the Eastern Company, is on the Board of Directors of Newman’s Own Foundation where he chairs the Finance Committee and is a director of the Westminster Kennel Club.

Tarun Jotwani

Mr. Jotwani is a founding partner of Naviter Capital LLP, a London-based investment firm specializing in private debt originated through fintech lending platforms. He also is a founding partner of Sigma Lending LLP, a direct lender. Prior to establishing Naviter in 2013, Mr. Jotwani had a 28-year career in investment banking at Nomura, Lehman and Morgan Stanley based in London, New York and Tokyo. During this time, he served in senior leadership roles as CEO of EMEA and India, and as Global Head of Fixed Income and Equities. Mr. Jotwani has served on various boards in the US, UK, Japan and India. He was formerly a DCI Fellow at Stanford University and currently serves as chairman of Dasra’s Global Council, a leading Indian NGO. Mr. Jotwani attended Delhi University, India and has an MBA from Pace University, New York.

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Martin Mellish

Mr. Mellish has served as founding director and now chairman of Aspen Advisory Services Ltd., a private investment office, since 1994. Mr. Mellish serves as a non-executive director of NuCana Ltd (Nasdaq: NCNA; member, Audit Committee), Spectral AI Inc. (Nasdaq: MDAI, chair, Audit Committee); Levitronix Technologies Inc. (chair, Audit Committee), Alturki Holding (chair, Audit Committee), Saudi Readymix Concrete Company (chair, Audit Committee), and Kensington Green (Management) Limited (chair, Estates Environment & Security Committee). Pro-bono he is a member of the International Advisory Council of the Massachusetts General Hospital. From 1984 to 1992 Mr. Mellish was Financial Controller and Chief Financial Officer of Alturki Holding, an industrial investment company based in Saudi Arabia. Mr. Mellish trained at Price Waterhouse and was registered as a Certified Public Accountant (Mass.) in 1983. He holds an M.Sc. in Health Care Delivery Science from the schools of medicine and business at Dartmouth College, an SM (Management) from the Massachusetts Institute of Technology, and an M.Sc. (Accounting) from Northeastern University.

Officers

Information regarding our officers is as follows:

Name, Address(1) and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Last Five Years
Indranil Basu (1964)	Chief Executive Officer	No set term; served since 2024	Chief Executive Officer and Founder of Pearl Diver Capital LLP (2008 - present)

Chandrajit Chakraborty (1970)	Chief Financial Officer and Secretary	No set term; served since 2024	Chief Investment Officer of Pearl Diver Capital LLP (2008 - present)

Jerald Francis Wirzman (1963)	Chief Compliance Officer	No set term; served since 2024	Compliance Manager (2021 to current) and Compliance Director (2007 to 2021)

(1) The business address of each of our officers is 747 Third Avenue, Suite 3603, New York, NY 10017.

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Director Compensation

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending December 31, 2024.

Director	Aggregate Compensation from the Company(1)
Indranil Basu	$0
Gary Wilder(2)	$44,167
John Everets(2)	$44,167
Tarun Jotwani(2)	$46,375
Martin Mellish(2)	$48,583

(1)	We do not maintain a pension plan or retirement plan for any of our directors.
(2)	The annual fee for each non-employee director is pro-rated and began to accrue upon the commencement of our IPO.

As compensation for serving on our Board, each of our directors who is not an employee of the Adviser receives an annual fee of $100,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the governance and nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. No compensation is, or is expected to be, paid by us to directors who are employees of the Adviser, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Director Ownership of Shares of Our Common Stock

The table below sets forth the dollar range of the value of our common stock that is owned beneficially by each director as of September 30, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Director	Dollar Range of Equity Securities in the Company(1)	Dollar Range of Equity Securities in the Company Complex(1)
Indranil Basu	Over $100,000	Over $100,000
Tarun Jotwani	Over $100,000	Over $100,000
John Everets	None	None
Martin Mellish	None	None
Gary Wilder	None	None

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 and over $100,000. There are currently no other registered investment companies included in the Company Complex.

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DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis (or more frequently, as appropriate). The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, our Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of our portfolio investments that do not have readily available market quotations. We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date.

In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers or, as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities, and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cashflows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates, and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third-party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We engage a third-party independent valuation firm as an input to the valuation of the fair value of our investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio is valued at least each quarter, in accordance with the Adviser’s valuation policies and procedures. Fair valuations are ultimately determined by the Adviser’s valuation committee, which comprises a majority of non-investment personnel. Our Board oversees the valuation designee and the process that it uses to determine the fair value of our assets. In this regard, our Board receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

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DISTRIBUTION POLICY

Regular Distributions

We intend to make regular monthly cash distributions of all or a portion of our investment company taxable income to holders of our common stock. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses) as described below. Any dividends to our holders of our common stock will be declared out of assets legally available for distribution.

We declared a distribution of $0.22 per share of common stock for each of the months of November and December 2024 and January 2025, and anticipate declaring distributions in amounts equal to approximately 13% annualized of our IPO price thereafter payable to holders of our common stock. While we anticipate a portion of such distributions, if made, to be paid from income primarily generated by interest income earned on our investment portfolio, a portion of such distributions may also comprise a return of capital. A return of capital will lower a stockholder’s tax basis in his or her shares, which could result in stockholders having to pay higher taxes in the future when shares are sold, even when shares are sold at a loss from the original investment. No assurance can be given that we will be able to declare such distributions in future periods, and our ability to declare and pay distributions will be subject to a number of factors, including our results of operations.

At times, in order to maintain a stable level of distributions, we may pay out less than all of our investment income or pay out accumulated undistributed income in addition to current net investment income. Our expenses will be accrued each day. To the extent that our net investment income for any year exceeds the total monthly distributions paid during the year, we intend to make a special distribution at or near year-end of such excess amount as may be required. Each taxable year, we expect that all of our investment company taxable income will be distributed.

Capital Gains Distributions

The 1940 Act currently limits the number of times we may distribute long-term capital gains in any tax year, which may increase the variability of our distributions and result in certain distributions being more weighted to long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek approval from our Board to implement a managed distribution plan for us. The managed distribution plan would be implemented pursuant to an exemptive order that we would intend to obtain from the SEC granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit us to include long-term capital gains as a part of our regular distributions to holders of our common stock more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If we implement a managed distribution plan, we would do so without a vote of holders of our common stock. There can be no assurance that we will implement such a plan, nor can there be any assurance that SEC relief, should we seek it, will be obtained.

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At least annually, we intend to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, if we retain all or a portion of such gains and make an election, holders of our common stock of record as of the end of our taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by us.

RIC Tax Qualification

We intend to elect to be treated and to qualify each year as a RIC under the Code. Accordingly, we satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid paying U.S. federal income or excise tax thereon. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on our income to the extent paid to holders of our common stock in the form of dividends or capital gains distributions.

As a RIC, we are not subject to federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we timely distribute in each taxable year to holders of our common stock, provided that we distribute an amount at least equal to the sum of 90% of our investment company taxable income and 90% of our net tax-exempt interest income for such taxable year. We intend to distribute to holders of our common stock, at least annually, substantially all of our investment company taxable income, net tax-exempt income, and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such year, (ii) 98.2% of our capital gains net income, generally computed on the basis of the one-year period ending on October 31 of such year, and (iii) 100% of any ordinary income and capital gains net income from the prior year (as previously computed) that were not paid out during such year and on which we paid no U.S. federal income tax.

Additional Information

The tax treatment and characterization of our distributions may vary substantially from time to time because of the varied nature of our investments. If our total monthly distributions in any year exceed the amount of our current and accumulated earnings and profits, any such excess would generally be characterized as a return of capital for federal income tax purposes. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), we are required to provide holders of our common stock a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to holders of our common stock that is not attributable to our earnings but represents a return of part of the stockholder’s investment. If our distributions exceed our current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the stockholder’s tax basis in our common stock (thus reducing a stockholders adjusted tax basis in his or her common stock), and thereafter as capital gain assuming our common stock is held as a capital asset. Upon the sale of shares of our common stock, a stockholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in our common stock sold.

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CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

Our executive officers and directors, and the Adviser and its officers and employees, including the Investment Team, have several conflicts of interest as a result of the other activities in which they engage.. These other relationships may cause the Adviser’s, the Administrator’s, and certain of their affiliates’ interests, and the interests of their officers and employees, including the Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest. Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest - Code of Ethics and Compliance Procedures.”

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Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar, or different investment objectives, philosophies, and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “- Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers, or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as equity tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest, as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.

Our executive officers and directors, as well as other current and potential future affiliated persons, officers, and employees of the Adviser and certain of its affiliates, may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Services Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. See “The Adviser and the Administrator - The Administrator and the Services Agreement” above. As a result of these separate business activities, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services, and functions among us and its affiliates and other business ventures or clients.

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Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax, or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage, or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Valuation

The market for CLO securities is more limited than the market for other credit related investments. As a result, we value, and the Adviser reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers, and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our Board or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We and the Adviser have submitted an application for exemptive relief to the SEC to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions. There can be no assurance when, or if, such relief may be obtained. A copy of our application for exemptive relief, including all of the conditions and the related order, are available on the SEC’s website at www.sec.gov.

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Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our Series A Term Preferred Stock, which will be referred to as “stock,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

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•	an individual citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations, or “Treasury Regulations,” to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;

•	a financial institution;

•	a RIC;

•	a real estate investment trust;

•	a tax-exempt organization;

•	an insurance company;

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•	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a person subject to the special accounting rules under Section 451(b) of the Code;

•	a trader in securities that has elected the mark-to-market method of accounting for their securities;

•	a person subject to alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes;

•	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

•	a CFC;

•	a PFIC; or

•	A United States expatriate or foreign persons or entities (except to the extent set forth below).

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

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Important U.S. Federal Income Tax Considerations Affecting Us

We intend to elect to be treated, and to qualify each tax year, as a RIC under the Code. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will generally not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in such stock, securities and currencies, or the “Qualifying Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of the tax year, not more than 25% of the value of our assets may be invested, including though corporations in which we own a 20% or more voting stock interest, in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.”

For purposes of meeting the Asset Diversification Tests, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Asset Diversification Test, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect our ability to meet the Asset Diversification Tests above. We have not received an opinion of counsel or a ruling from the IRS regarding our determination under the applicable Asset Diversification Tests and there can be no assurances that the IRS or the courts will agree with our determination.

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If we fail to satisfy Qualifying Income Test, we will nevertheless be considered to have satisfied the test if such failure is due to reasonable cause and not due to willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) such failure is due to reasonable cause and not due to willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. If we fail to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, we generally would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we elect to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period. In addition, if we enter into a “conversion transaction” within the meaning of Treasury Regulation Section 1.337(d)-7(a)(2)(ii) (in this case, the conversion from an LLC taxable as a partnership to a corporation taxable as a RIC) we would be required to recognize any unrealized appreciation allocable to certain corporate members (including certain tax-exempt members subject to the unrelated business income tax on such allocable portion of gain) of Pearl Diver Credit Company, LLC with respect to the assets deemed transferred from the LLC to the RIC if those assets are disposed of during the succeeding 5-year period of the conversion. In such a case, we would be required to pay corporate level tax at the time of the disposition of those assets while we are a RIC. To avoid incurring such corporate level tax while we are a RIC, we may make a deemed sale election in connection with our conversion from an LLC to a corporation taxable as a RIC, such that any tax is borne by certain corporate members in Pearl Diver Credit Company, LLC prior to the conversion. There can be no assurances we will make such election.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement. If we do not qualify as a RIC or fail to satisfy the Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the stockholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate stockholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate stockholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

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We may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining our taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing our distributions for any calendar year. A “qualified late year loss” generally includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”) and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property) and foreign currency gains and losses. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, we may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to us and may not be distributed as capital gains to stockholders. Generally, we may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if we experience an ownership change as defined in the Code.

For purposes of the Qualifying Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the Qualifying Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

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We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below-investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the Excise Tax Distribution Requirement or the Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in such stock, securities, or currencies.

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If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) (a) 10% or more of the combined voting power of all classes of shares of a foreign corporation, or (b) 10% or more of the total value of all classes of stock of a foreign corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement and the Distribution Requirement. Applicable Treasury Regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Company’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Company’s status as a RIC for all years to which the regulations are applicable.

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We may incur a liability for foreign withholding taxes as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of our assets are comprised of stock or securities of foreign corporations, we may elect, for U.S. federal income tax purposes, to treat foreign income or withholding taxes paid by us as paid stockholders. For any year that we are eligible for and make such an election, each stockholder will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by us, and stockholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by us may be claimed, however, by non-corporate stockholders who do not itemize deductions. We will make this election only if we deem the election to be in the best interests of stockholders. If we do not qualify to make this election or qualify, but do not choose to do so, the imposition of such foreign taxes would directly reduce the return to an investor from an investment in the Company. Under certain circumstances, if we receive a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to stockholders in respect of our foreign taxes for the current year could be reduced.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses, and may affect our qualification as a RIC. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We intend to monitor our transactions, intent to make the appropriate tax elections and intend to make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to stockholders.

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We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to stockholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the Qualifying Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gain on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we hold a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

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Taxation of Stockholders

Taxation of U.S. Resident Holders of Our Stock. Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to stockholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by stockholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, stockholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Stockholders receiving any distribution from us in the form of additional shares pursuant to the DRIP are expected to be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such stockholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform stockholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the stockholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations” (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

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Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate stockholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate stockholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Stockholders who have not held our shares for a full year should be aware that we may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of our ordinary income or net capital gain, respectively, actually earned during the applicable stockholder’s period of investment in us. A taxable stockholder may wish to avoid investing in us shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the stockholder’s investment.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient stockholder to treat the designated portion of such dividends as interest income for purposes of determining such stockholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a stockholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Company for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Company, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.

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Capital gain dividends distributed to a stockholder are characterized as long-term capital gains, regardless of how long the stockholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a stockholder’s tax basis in our shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our stockholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each stockholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

Selling stockholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the stockholder’s adjusted tax basis in the shares sold assuming they hold shares as capital assets. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) currently set at a maximum rate of 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a stockholder on a sale or other disposition of shares of our stock may be disallowed under the “wash sales” rule to the extent the stockholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the stockholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a stockholder’s tax basis in some or all of any other shares of our stock acquired.

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Tax on Net Investment Income. U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Net Investment Income tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% Net Investment Income tax also applies to all or a portion of the undistributed net investment income of certain stockholders that are estates and trusts.. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our stock.

Taxation of Non-U.S. Holders of Our Stock. Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gain, and a portion of our distributions, which may be significant (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of our dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

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If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our stock should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

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Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at the current rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA requires the Company to withhold 30% of certain ordinary dividends it pays to stockholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Company or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Stockholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity stockholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. stockholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. stockholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the stockholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Company will need to provide the Company with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Company should consult their tax advisors in this regard.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

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DESCRIPTION OF OUR CAPITAL STOCK

The following describes the material terms of our capital stock and is based on relevant portions of the DGCL and on our Certificate of Incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL, our Certificate of Incorporation and our bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 25,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Such distributions may be payable in cash, shares of our common stock or a combination thereof. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our Preferred Stock, if any Preferred Stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.

Preferred Stock

Our Certificate of Incorporation authorizes our Board to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. If we issue preferred stock, costs of the offering will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of our common stock at that time. We may issue preferred stock at any time. Prior to issuance of shares of each class or series, our Board is required by the DGCL and by our Certificate of Incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

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DESCRIPTION OF THE SERIES A TERM PREFERRED STOCK

The following describes the material terms of the Series A Term Preferred Stock and is based on relevant portions of the DGCL and on our Certificate of Incorporation and bylaws. This summary is not necessarily complete and is subject, and entirely qualified by reference to, our Certificate of Incorporation, bylaws and the certificate of designation setting forth the terms of the Series A Term Preferred Stock. The Series A Term Preferred Stock certificate of designation is attached as Appendix A to this prospectus. You may obtain a copy of this document using the methods described in “Additional Information” in this prospectus.

General

We are authorized to issue 25,000,000 shares of preferred stock, and we have designated   shares as Series A Term Preferred Stock. At the time of issuance, the Series A Term Preferred Stock offered pursuant to this prospectus will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Ranking

The shares of Series A Term Preferred Stock rank equally in right with all other preferred stock that we have issued or may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The shares of Series A Term Preferred Stock, together with any other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of our existing and future indebtedness. Subject to the asset coverage requirements of the 1940 Act, we may issue indebtedness that is senior in right of payment to the Series A Preferred Stock without the vote or consent of the holders of shares of the Series A Preferred Stock.

Dividends

General. Holders of the Series A Term Preferred Stock are entitled to receive cumulative cash dividends and distributions at the Dividend Rate of    % of the Liquidation Preference, or $    per share per year (subject to adjustment in certain circumstances as described below), when, as and if declared by, or under authority granted by, our Board out of funds legally available for payment, in parity with dividends and distributions to holders of any other preferred stock and in preference to dividends and distributions on shares of our common stock. Dividends on the shares of Series A Term Preferred Stock offered pursuant to this prospectus will be payable monthly in arrears on the last business day of each calendar month, or the “Dividend Payment Date,” commencing on , 2024. Dividends on the Series A Term Preferred Stock are computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the shares of Series A Term Preferred Stock on any date prior to the end of a Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

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Dividend Periods. The first Dividend Period for holders of shares of Series A Term Preferred Stock offered pursuant to this prospectus will commence on the date of original issue and will end on, but exclude,            , 2024 and each subsequent Dividend Period will be the period beginning on and including the last Dividend Payment Date and ending on, but excluding, the next Dividend Payment Date or stated maturity date, as the case may be. Dividends will be payable monthly in arrears on the Dividend Payment Date and upon redemption of the Series A Term Preferred Stock. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series A Term Preferred Stock as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the Board that is not more than 20 nor less than 7 calendar days prior to the applicable Dividend Payment Date, and which date will be communicated to holders of record of such shares in the manner specified in Section     of the certificate of designation. With respect to the first Dividend Period, dividends of the shares of Series A Term Preferred Stock offered pursuant to this prospectus will be paid on , 2024 to holders of record of such shares of Series A Term Preferred Stock as their names appear on our registration books at the close of business on          , 2024.

Only holders of Series A Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series A Term Preferred Stock who sell shares before such a record date and purchasers of Series A Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series A Term Preferred Stock.

Mechanics of Payment of Dividends. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. “Deposit Securities” will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) short-term money market instruments; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations, short-term money market instruments or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any business day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

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All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series A Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Series A Term Preferred Stock as their names appear on our registration books on the applicable record date preceding the applicable Dividend Payment Date. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series A Term Preferred Stock as their names appear on our registration books on such date, which date will not be more than 20 nor less than 7 calendar days before the payment date, as may be fixed by our Board. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series A Term Preferred Stock which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period” below.

Upon our failure to pay dividends for at least two years, the holders of Series A Term Preferred Stock will acquire certain additional voting rights. See “—Voting Rights” below. Such rights will be the exclusive remedy of the holders of Series A Term Preferred Stock upon any failure to pay dividends on Series A Term Preferred Stock.

Adjustment to Fixed Dividend Rate — Default Period. Subject to the cure provisions below, a Default Period with respect to Series A Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required in connection with a Dividend Payment Date or a Redemption Date. A Default Period will end on the business day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The applicable dividend rate for each day during the Default Period will be equal to the Dividend Rate in effect on such day plus     percent (   %) per annum, or the “Default Rate.”

No Default Period will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a business day that is not later than three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt. No full dividends and distributions will be declared or paid on shares of the Series A Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent Dividend Payment Dates for all outstanding shares of our preferred stock of any series have been, or contemporaneously are, declared and paid through the most recent Dividend Payment Dates for each share of our preferred stock. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred stock of any series, any dividends and distributions being declared and paid on Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred stock on the relevant Dividend Payment Date. No holders of Series A Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the certificate of designation.

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For so long as any shares of Series A Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock) in respect of the common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, as described below, (B) all cumulative dividends and distributions of shares of the Series A Term Preferred Stock and all series of preferred stock ranking on parity with the Series A Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition have been declared and paid (or have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred stock for the payment thereof have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series A Term Preferred Stock to be redeemed pursuant to a mandatory term redemption or mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption (as defined below) has been given or has been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of preferred stock of any series ranking on parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of any other series of preferred stock for which all accumulated and unpaid dividends and distributions have not been paid.

1940 Act Asset Coverage. Under the 1940 Act, we may not (1) declare any dividend with respect to any preferred stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% or (2) declare any other distribution on the preferred stock or purchase or redeem preferred stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (other than certain privately arranged debt). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.

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Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of our preferred stock (including the Series A Term Preferred Stock) will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series A Term Preferred Stock, and any other outstanding shares of preferred stock, if any, will be insufficient to permit the payment in full to such holders of Series A Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred stock, then the available assets will be distributed among the holders of such Series A Term Preferred Stock and such other series of preferred stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series A Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series A Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, our common stock.

Neither the sale of all or substantially all of our property or business, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the certificate of designation.

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Redemption

Mandatory Term Redemption. We are required to redeem all outstanding shares of the Series A Term Preferred Stock on the Mandatory Redemption Date, at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. If the Mandatory Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares of Series A Term Preferred Stock will be payable on such Dividend Payment Date to the holders of record of such shares of Series A Term Preferred Stock at the close of business on the applicable Dividend Record Date, and will not be payable as part of the redemption price for such shares of Series A Term Preferred Stock. We cannot effect any modification of or repeal our obligation to redeem the shares of Series A Term Preferred Stock on the Mandatory Redemption Date without the prior unanimous approval of the holders of the shares of Series A Term Preferred Stock.

Redemption for Failure to Maintain Asset Coverage. If we fail to maintain asset coverage (as defined in the 1940 Act) of at least 200% as provided in the certificate of designation for the Series A Term Preferred Stock and our other preferred stock and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of preferred stock (including the Series A Term Preferred Stock), as described below at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our Board. We will redeem out of funds legally available the number of outstanding shares of our preferred stock (which at our discretion may include any number or portion of the Series A Term Preferred Stock and/or other series of preferred stock), that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) would result in us having asset coverage of at least 200% if the redemption of such securities were deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional number of shares of preferred stock that will result in our having asset coverage of up to and including 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of preferred stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of preferred stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption. The Series A Term Preferred Stock may, at our sole option, be redeemed, in whole or in part, at any time on or after    , 2024, upon giving a notice of redemption, or “Notice of Redemption,” at a redemption price per share equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

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Subject to the provisions of the certificate of designation for the Series A Term Preferred Stock and applicable law, our Board will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a Notice of Redemption to redeem any shares of Series A Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the redemption contemplated by such notice having a value not less than the amount due to holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock on such Redemption Date.

Redemption Procedures. We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we determine to or are required to redeem, in whole or in part, shares of Series A Term Preferred Stock, we will deliver a Notice of Redemption by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Series A Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not less than 30 nor more than 60 calendar days prior to the date fixed for redemption in such Notice of Redemption, or the “Redemption Date.” If fewer than all of the outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to either the mandatory redemption provisions triggered by our failure to maintain the required asset coverage or the optional redemption provisions, the shares of Series A Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series A Term Preferred Stock, (2) by lot or (3) in such other manner as our Board may determine to be fair and equitable. If fewer than all shares of Series A Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will also specify the number of shares of Series A Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the certificate of designation for the Series A Term Preferred Stock that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit not less than the redemption price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Mandatory Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Mandatory Redemption Date.

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Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series A Term Preferred Stock, all rights of the holders of Series A Term Preferred Stock so called for redemption will cease and terminate except the right of the holders thereof to receive the applicable redemption price and such shares of Series A Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series A Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate redemption price of shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series A Term Preferred Stock so called for redemption can look only to us for payment of the redemption price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the certificate of designation and applicable law, such redemption will be made as soon as practicable to the extent such funds become available. No default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable redemption price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on such shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the redemption price of such shares of Series A Term Preferred Stock have not been deposited in trust with the Redemption and Paying Agent for that purpose.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series A Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series A Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Voting Rights

Except for matters that do not require the vote of holders of the Series A Term Preferred Stock under the 1940 Act and except as otherwise provided in our Certificate of Incorporation or bylaws, in the certificate of designation or as otherwise required by applicable law, each holder of shares of the Series A Term Preferred Stock will be entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders, and the holders of outstanding shares of our preferred stock, including the Series A Term Preferred Stock and shares of our common stock will vote together as a single class on all matters submitted to stockholders.

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In addition, the holders of our preferred stock (including the Series A Term Preferred Stock), voting as a separate class, will have the right to elect two Preferred Directors at all times (regardless of the number of directors serving on the Board). The holders of outstanding shares of our common stock together with the holders of outstanding shares of our preferred stock, voting together as a single class, will elect the remaining members of the Board. Under our Certificate of Incorporation, our directors are divided into three classes, with the term of one class expiring at each annual meeting of our stockholders.

Notwithstanding the foregoing, if  (1) at the close of business on any Dividend Payment Date for dividends on any outstanding share of any series of our preferred stock, including any outstanding shares of the Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such share of preferred stock equal to at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Series A Term Preferred Stock, together with holders of shares of any of our outstanding preferred stock, are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting our Board will automatically be increased by the smallest number of directors (each, a “New Preferred Director”) that, when added to the two Preferred Directors, would constitute a majority of our Board as so increased by such smallest number. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the New Preferred Directors. If we pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the Series A Term Preferred Stock, for all past Dividend Periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above will cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of our preferred stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all New Preferred Directors will terminate automatically. Any preferred stock issued after the date hereof will vote with the Series A Term Preferred Stock as a single class on the matters described above, and the issuance of any other preferred stock by us may reduce the voting power of the holders of the Series A Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of preferred stock to elect New Preferred Directors, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of preferred stock entitled to notice of and to vote at such special meeting will be the close of business on the business day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of New Preferred Directors prescribed above on a one-vote-per-share basis.

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Except as otherwise permitted by the terms of the certificate of designation, (1) so long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of preferred stock, voting as a separate class, amend, alter or repeal the provisions of our Certificate of Incorporation or any applicable certificates of designation (or any other document governing the rights of our preferred stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of our preferred stock or the holders thereof and (2) so long as any shares of the Series A Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series A Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of our Certificate of Incorporation or the applicable certificate of designation (or any other document governing the rights of the Series A Term Preferred Stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series A Term Preferred Stock or the holders thereof differently from shares of any other outstanding series of our preferred stock; provided, however, that (i) a change in our capitalization as described under the heading “—Issuance of Additional Preferred Stock” below will not be considered to materially and adversely affect the rights and preferences of any holder of our preferred stock, and (ii) a division of a share of preferred stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of such preferred stock.

No matter will be deemed to adversely affect any preference, right or power of a share of preferred stock, including the Series A Term Preferred Stock or the holders of Series A Term Preferred Stock, unless such matter (i) alters or abolishes any preferential right of such share of preferred stock, or (ii) creates, alters or abolishes any right in respect of redemption of the preferred stock or the applicable series thereof  (other than as a result of a division of a share of preferred stock). So long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the preferred stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.

The affirmative vote of the holders of at least a “majority of the shares of our preferred stock,” including the shares of the Series A Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve any action requiring a vote of our security holders pursuant to Section 13(a) of the 1940 Act, or (ii) to approve any plan of  “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called (a) of 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) of more than 50% of such outstanding shares, whichever is less.

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For purposes of determining any rights of the holders of Series A Term Preferred Stock to vote on any matter, whether such right is created by our Certificate of Incorporation, by the provisions of the certificate of designation for the Series A Term Preferred Stock, by statute or otherwise, no holder of the Series A Term Preferred Stock will be entitled to vote any shares of the Series A Term Preferred Stock and no share of the Series A Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series A Term Preferred Stock will have been given in accordance with the certificate of designation, and the price for the redemption of such shares of Series A Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series A Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Certificate of Incorporation, holders of the Series A Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the certificate of designation for the Series A Term Preferred Stock. The holders of shares of Series A Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on shares of the Series A Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the certificate of designation for the Series A Term Preferred Stock, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Series A Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Series A Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, including additional series of preferred stock, and authorize, issue and sell additional shares of any such series of preferred stock then outstanding (including additional shares of the Series A Term Preferred Stock) or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, including to the redemption of preferred stock with such proceeds, have asset coverage of at least 200%.

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Actions on Other than Business Days

Unless otherwise provided in the certificate of designation for the Series A Term Preferred Stock, if the date for making any payment, performing any act or exercising any right is not a business day (i.e., a calendar day on which the NYSE is open for trading), such payment will be made, act performed or right exercised on the next succeeding business day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

Without the consent of any holders of the Series A Term Preferred Stock, our Board may amend or modify these terms of the Series A Term Preferred Stock to cure any ambiguity or to correct or supplement any provision herein which may be inconsistent with any other provision in our certificate of designation or make any other provisions with respect to matters or questions arising under these terms of the Series A Term Preferred Stock that are not inconsistent with the provisions in our certificate of designation. No modification made to cure any ambiguity or to correct or supplement any provision, without the consent of holders of shares of Series A Preferred Stock, will materially or adversely affect any preference, right or powers of such holders.

PROVISIONS OF THE DGCL AND OUR CERTIFICATE OF INCORPORATION AND BYLAWS

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses. The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Certificate of Incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit, or proceeding if (1) such person acted in good faith, (2) acted in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.

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DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees, and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock, or (4) for any transaction from which the director derives an improper personal benefit.

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Our Certificate of Incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.

Delaware Anti-Takeover Law. The DGCL and our Certificate of Incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest, or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our Board has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•	on or after the date the business combination is approved by the Board and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

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•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Election of Directors. Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our Certificate of Incorporation, our Board may amend the bylaws to alter the vote required to elect directors.

For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.

Classified Board. Our Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies. Our Certificate of Incorporation provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors.

However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our Certificate of Incorporation does not), directors on a classified board such as our Board may be removed only for cause, by the affirmative vote of stockholders. Under our Certificate of Incorporation and bylaws and subject to applicable stockholder election requirements of the 1940 Act, any vacancy on the Board, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

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Action by Stockholders. Under our Certificate of Incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals. Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Stockholder Meetings. Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our Certificate of Incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

Calling of Special Meetings of Stockholders. Our bylaws provide that, except as required by law, special meetings of stockholders may be called by the secretary at the request of our Board, the chairperson of the Board and our chief executive officer.

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Conflict with the 1940 Act. Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum. Our bylaws provide that, except for any claims, suits, actions, or proceedings arising under the federal securities laws. unless the Company consents to the selection of an alternative forum in writing, the Court of Chancery, or if that court does not have jurisdiction, the United States District Court for the District of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by any director or officer or other agent of the Company to the Company or to the stockholders of the Company, (c) any action asserting a claim against the Company or any Director or officer or other agent of the Company arising pursuant to any provision of the DGCL or our Certificate of Incorporation or our bylaws, or (d) any action asserting a claim against the Company or any Director or officer or other agent of the Company that is governed by the internal affairs doctrine.

Potential Conversion To Open-End Fund

We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon, and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our Board believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.

The Board may propose a conversion to an open-end company based on its judgement as to the advisability of such action with respect to the best interests of the stockholders in light of the market, trading, interest rate, and economic circumstances then prevailing. The Board may consider any such factors that it deems material to its determination to propose a conversion to an open-end company.

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Repurchase of Shares and Other Discount Measures

In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the Board, in consultation with the Adviser, from time to time will review possible actions to reduce any such discount, including open market repurchases and/or tender offers for shares our common stock. In this respect, if, after two years from the date shares of our common stock are first listed on the NYSE, shares of our common stock trade at an average discount to NAV of more than 7.5% based on the average daily closing stock price over any six month period, subject to (1) approval of the Board, and (2) compliance with any applicable 1940 Act restrictions (including any applicable asset coverage requirement), and with contractual obligations under any applicable debt financing, including any credit facilities which we may have at such time, we currently intend to announce a stock repurchase program pursuant to which we would repurchase in the open market a specified percentage (up to 10%) of our then-outstanding shares of common stock over a three-month period. We refer to such a program in this prospectus as a “Repurchase Program.” If initiated, we currently expect that we would halt a Repurchase Program once shares of our common stock cease to trade at a discount to NAV of more than 7.5% based on the average daily stock price over any two week period during the operation of such Repurchase Program. We expect that repurchases of shares of our common stock pursuant to a Repurchase Program will be funded with our available cash or proceeds from asset liquidations. If we announce a Repurchase Program during a calendar year as described above, we do not currently intend to announce a subsequent Repurchase Program in the same calendar year or within the following six months.

While it is our current intention to implement a Repurchase Program in the circumstances described above, there are no assurances that the Board will approve any Repurchase Program or that, if initiated, a Repurchase Program will reduce or eliminate any discount to NAV per share. The factors that the Board may consider in determining whether to approve a Repurchase Program or any other action intended to reduce a discount in the trading price of our common stock include, but are not limited to, the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, whether the use of cash or sale of portfolio securities is desirable under current market conditions, any restrictions in or other impacts on our contractual arrangements, compliance with applicable law, any potential other courses of action, any applicable conflicts of interest, general economic conditions, and such other events or conditions that which may have a material effect on our ability to consummate such transactions.

UNDERWRITING

Lucid Capital Markets, LLC is acting as joint book-running manager and representative of each of underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated           , each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares of the Series A Term Preferred Stock set forth opposite the underwriter’s name.

150

Underwriter	Shares of Series A Term Preferred Stock
Lucid Capital Markets, LLC
B. Riley Securities, Inc.
Kingswood Capital Partners, LLC
InspereX LLC
Janney Montgomery Scott LLC
Total

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the shares of Series A Term Preferred Stock sold under the underwriting agreement if any of the shares of Series A Term Preferred Stock are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

The Company and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriting agreement provides that the obligations of the underwriters to purchase the shares of Series A Term Preferred Stock are subject to approval of legal matters by counsel to the underwriters and certain other conditions, including the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Investors must pay for the shares of Series A Term Preferred Stock purchased in this offering on or about     , 2024.

Commission and Discount

An underwriting discount of  % per share of Series A Term Preferred Stock will be paid by us. This underwriting discount will also apply to any shares of Series A Term Preferred Stock purchased pursuant to the underwriters’ option to purchase additional shares of Series A Term Preferred Stock. The underwriters have advised us that they propose initially to offer the shares of Series A Term Preferred Stock to the public at the public offering price on the cover of this prospectus and to certain other Financial Industry Regulatory Authority, Inc. (“FINRA”) members at that price less a concession not in excess of $    per share.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional shares of Series A Term Preferred Stock.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

151

We estimate that the total expenses of this offering, excluding the sales load, will be approximately $781,250. As part of our payment of our offering expenses, we have agreed to pay expenses related to the reasonable fees and expenses of counsel to the underwriters, in an amount not to exceed $40,000 in connection with entering into the underwriting agreement, including in connection with the review by FINRA of the terms of the sale of the shares of Series A Term Preferred Stock.

Overallotment Option

We have granted an option to the underwriters to purchase up to an additional     shares of Series A Term Preferred Stock offered hereby at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares of Series A Preferred Term Stock proportionate to that underwriter’s initial amount reflected in the table above.

No Sales of Series A Term Preferred Stock

Subject to certain exceptions, we have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of Series A Term Preferred Stock issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for shares of Series A Term Preferred Stock issued or guaranteed by us or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the underwriters, for a period of 30 days from the date of this prospectus. This consent may be given at any time without public notice.

Listing

The shares of Series A Term Preferred Stock are a new issue of securities with no established trading market. We intend to list the shares of Series A Term Preferred Stock on the NYSE under the symbol “PDPA”, and we expect trading in the shares of Series A Term Preferred Stock on the NYSE to begin within 30 days of the original issue date.

We have been advised by certain of the underwriters that they presently intend to make a market in the shares of Series A Term Preferred Stock after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the shares of Series A Term Preferred Stock and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the shares of Series A Term Preferred Stock. If an active public trading market for the shares of Series A Term Preferred Stock does not develop, the market price and liquidity of the Series A Term Preferred Stock may be adversely affected.

152

Price Stabilization and Short Positions

In connection with the offering, the underwriters may purchase and sell shares of Series A Term Preferred Stock in the open market. These transactions may include overallotment, covering transactions and stabilizing transactions. Overallotment involves sales of securities in excess of the aggregate amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased shares of Series A Term Preferred Stock sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the shares of Series A Term Preferred Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Alternative Settlement Cycle

We expect that delivery of the shares of Series A Term Preferred Stock will be made against payment therefor on or about          , which will be the    business day following the date of the pricing of the shares of Series A Term Preferred Stock (such settlement being herein referred to as “T+   ”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade shares of the Series A Term Preferred Stock prior to the date of delivery hereunder will be required, by virtue of the fact that the shares of Series A Term Preferred Stock initially will settle in T+    business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Other Relationships

We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may have performed investment banking and financial advisory services for us, the Adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, the Adviser and our affiliates in the ordinary course of business. Mr. Gary Wilder, a director of the Company, has an ownership interest in the parent company of Kingswood Capital Partners, LLC, and as a result has an affiliation with Kingswood Capital Partners, LLC.

The principal business addresses of the underwriters are: Lucid Capital Markets, 570 Lexington Avenue, 40th Floor, New York, New York 10022; B. Riley Securities, Inc., 299 Park Avenue, 21st Floor, New York, New York 10171; Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, New York 10022; InspereX LLC, 25 SE 4th Avenue, Suite 400, Delray Beach, Florida 33483; and Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, Pennsylvania 19103.

153

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,    shares of Series A Term Preferred Stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option. The Series A Term Preferred Stock sold in the offering (assuming no exercise of the underwriters’ over-allotment option) that are held by non-affiliates will be freely tradable without restriction or limitation under the Securities Act. Any shares purchased in this offering by our affiliates, as defined in the Securities Act, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act.

Sales under Rule 144 promulgated under the Securities Act by our affiliates are subject to certain manner of sale limitations, notice requirements and the availability of current public information about us. No assurance can be given as to (a) the likelihood that an active market for our Series A Term Preferred Stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our Series A Term Preferred Stock.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “- Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

154

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors - Risks Relating to Our Business and Structure - Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then-current NAV per share if our Board determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes, or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.

155

Leveraged Transactions. Certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to rely on the limited derivatives user exception under Rule 18f-4 and otherwise comply with Rule 18f-4 with respect to such transactions and therefore may enter into such transactions notwithstanding certain requirements of Section 18 subject to the conditions under the rule as follows. We may begin to comply with the other provisions of Rule 18f-4 related to derivatives transactions instead of the limited derivatives user exception at any time and without notice. To satisfy the limited derivatives user exception, we have adopted and implemented written policies and procedures reasonably designed to manage our derivatives risk and limit our derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with our reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4. However, these transactions may represent a form of economic leverage and will create risks. The potential loss on such instruments may be substantial relative to the initial investment therein and compliance with Rule 18f-4 will not limit or offset losses on related positions.

156

Appendix A

CERTIFICATE OF DESIGNATION
OF
   % SERIES A TERM PREFERRED STOCK DUE 2029
OF
PEARL DIVER CREDIT COMPANY INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Pearl Diver Credit Company Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that pursuant to the authority contained in its certificate of incorporation (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Corporation (the “Board of Directors,” which term as used herein shall include any duly authorized committee of the Board of Directors) has duly approved and adopted the following resolution on    , 2024:

RESOLVED, that pursuant to the authority vested in the Board of Directors by the Amended and Restated Certificate of Incorporation of Pearl Diver Credit Company Inc. and as set forth in Section 151 of the DGCL, the Board of Directors does hereby approve the designation of     authorized but unissued shares of preferred stock, par value $0.001 per share, without designation as to series as    % Series A Term Preferred Stock due 2029 (the “Series A Term Preferred Stock”), having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this resolution as follows:

ARTICLE I
NUMBER OF SHARES; RANKING

1.1. A series of     shares of the preferred stock, par value $0.001 per share, authorized by the Certificate of Incorporation are hereby designated as the Series A Term Preferred Stock. Each share of Series A Term Preferred Stock shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Certificate of Incorporation, as are set forth in this Certificate of Designation. The Series A Term Preferred Stock shall constitute a separate series of Capital Stock (as defined below) and each share of Series A Term Preferred Stock shall be identical. No fractional shares of Series A Term Preferred Stock shall be issued.

1.2. The Series A Term Preferred Stock shall rank on parity with any other series of preferred stock, whether now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series A Term Preferred Stock, the “Preferred Stock”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Series A Term Preferred Stock shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the shares of common stock, par value $0.001 per share (the “Common Stock” and, together with the Preferred Stock, the “Capital Stock”), of the Corporation as set forth herein.

1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series A Term Preferred Stock or any other security issued by the Corporation is registered in the registration books of the Corporation maintained by SS&C GIDS, Inc. and its successors, or any other redemption and paying agent appointed by the Corporation with respect to the Series A Term Preferred Stock (the “Redemption and Paying Agent”) or otherwise (such Person, a “Holder”), shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any shares of Series A Term Preferred Stock, shares of other Preferred Stock, shares of Common Stock or other securities of the Corporation that it may hereafter issue or sell.

A-1

ARTICLE II
DIVIDENDS AND DISTRIBUTIONS

2.1. The Holders of shares of Series A Term Preferred Stock shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of Series A Term Preferred Stock, calculated separately for each Dividend Period (as defined below) at, as of any date,    % per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series A Term Preferred Stock during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for each share of the Series A Term Preferred Stock, and no more. In the case of each share of Series A Term Preferred Stock issued on    , 2024 (the “Date of Original Issue”), dividends and distributions on such shares of Series A Term Preferred Stock shall accumulate from the Date of Original Issue. In the case of a share of Series A Term Preferred Stock issued on a date subsequent to the Date of Original Issue, (a) if such share is issued before the Record Date (as defined below) for the Dividend Period in which such share is issued, dividends and distributions on such share of Series A Term Preferred Stock shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the Record Date for the Dividend Period in which such share is issued, dividends and distributions on such share of Series A Term Preferred Stock shall accumulate from the first day of the Dividend Period immediately following the issuance of such share. Dividends and distributions on all shares of Series A Term Preferred Stock shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on shares of the Series A Term Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of actual days elapsed over a 30-day month.

“Dividend Period” means, with respect to each share of Series A Term Preferred Stock then Outstanding (as defined below), in the case of the first Dividend Period, the period beginning on and including the Date of Original Issue and ending on, but excluding    , 2024 and, for each subsequent Dividend Period, the period beginning on and including the last Dividend Payment Date (as defined below) and ending on, but excluding, the next Dividend Payment Date or the stated maturity date, as the case may be.

2.2. Declaration and Payment; Dividends in Arrears.

(a) Dividends on shares of the Series A Term Preferred Stock with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period (each, a “Record Date”).

(b) Dividends declared pursuant to Section 2.1 shall be paid on the last day of every calendar month, beginning    , 2024 (each, a “Dividend Payment Date”) to the Holders of shares of Series A Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on the applicable Record Date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series A Term Preferred Stock will be paid on    , 2024 to Holders of record of such Series A Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on    , 2024. If a Dividend Payment Date falls on a non-Business Day (as defined below), the applicable dividend payment will be made on the next Business Day and no additional dividend payment will accrue as a result of such delayed payment.

(c) Dividends in arrears on shares of Series A Term Preferred Stock for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Corporation on the applicable Record Date. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series A Term Preferred Stock which may be in arrears.

A-2

2.3. No full dividends and distributions shall be declared or paid on shares of the Series A Term Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all Outstanding shares of Preferred Stock have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding shares of Preferred Stock, any dividends and distributions being declared and paid on the Series A Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of shares of Series A Term Preferred Stock shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series A Term Preferred Stock.

2.4. For so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case,

(a) immediately thereafter, the Corporation shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are stock of the Corporation, including all Outstanding shares of Series A Term Preferred Stock (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are stock of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;

(b) all cumulative dividends and distributions on all shares of Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities (as defined below) or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock; and

(c) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding shares of Series A Term Preferred Stock to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

“Outstanding” means, as of any date with respect to a series of Preferred Stock, the number of shares of such series of Preferred Stock theretofore issued by the Corporation except (without duplication): (A) any shares of the applicable series of Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any shares of the applicable series of Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any shares of the applicable series of Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner.

“Deposit Securities” means, as of any date, any U.S. dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Certificate of Designation (or such rating’s future equivalent).

A-3

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a U.S. branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than U.S. treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

2.5. Any dividend payment made on shares of Series A Term Preferred Stock shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series A Term Preferred Stock shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

2.8. Dividend Default.

(a) The Dividend Rate on the Series A Term Preferred Stock shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series A Term Preferred Stock shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the shares of the Series A Term Preferred Stock, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series A Term Preferred Stock shall end on the calendar day on which the New York Stock Exchange is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Dividend Rate on the Series A Term Preferred Stock for each calendar day during the Default Period will be equal to the Default Rate.

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(b) No Default Period for the Series A Term Preferred Stock with respect to any Default on the Series A Term Preferred Stock shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series A Term Preferred Stock (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).

ARTICLE III
LIQUIDATION RIGHTS

3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Series A Term Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution of the Redemption Price, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of Series A Term Preferred Stock and any other Outstanding shares of Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such shares of Series A Term Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

3.3. Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.

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ARTICLE IV
ASSET COVERAGE TEST

4.1. Asset Coverage Requirement.  For so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 4.1.

4.2. Calculation of Asset Coverage.  For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no shares of Series A Term Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series A Term Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series A Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

ARTICLE V
REDEMPTION

Shares of Series A Term Preferred Stock shall be subject to redemption by the Corporation as provided below:

5.1. Term Redemption.  The Corporation shall redeem all shares of Series A Term Preferred Stock on    , 2029 (the “Term Redemption Date”) at a price per share equal to the Redemption Price.

5.2. Asset Coverage Mandatory Redemption.

(a) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Corporation’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Reports on Form N-PORT, as applicable (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Corporation shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the shares of Series A Term Preferred Stock, to enable it to meet the requirements of Section 5.2(b). In the event that any shares of Series A Term Preferred Stock then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Corporation shall redeem such shares at a price per share equal to the Redemption Price.

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(b) On the redemption date for a redemption contemplated by Section 5.2(a), the Corporation shall redeem, out of funds legally available therefor, (x) such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of the shares of Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of shares of Series A Term Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series A Term Preferred Stock and other shares of Preferred Stock then Outstanding shall be redeemed), or (y) if fewer, the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Certificate of Incorporation and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series A Term Preferred Stock pursuant to this Section 5.2 that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series A Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series A Term Preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to this Section 5.2, the number of shares of Series A Term Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series A Term Preferred Stock, (B) by lot, or (C) in such other manner as our Board of Directors may determine to be fair and equitable.

5.3. Optional Redemption.

(a) Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original Issue and ending at the close of business on    , 202[ ], the Corporation may redeem in whole or in part from time to time the Outstanding shares of Series A Term Preferred Stock at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).

(b) If fewer than all of the Outstanding shares of Series A Term Preferred Stock are to be redeemed pursuant to Section 5.3(a), the shares of Series A Term Preferred Stock to be redeemed shall be selected either (A) pro rata, (B) by lot, or (C) in such other manner as our Board of Directors may determine to be fair and equitable. Subject to the provisions of this Certificate of Designation and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Term Preferred Stock will be redeemed pursuant to this Section 5.3 from time to time.

(c) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of shares of Series A Term Preferred Stock by reason of the redemption of such shares of Series A Term Preferred Stock on such Optional Redemption Date.

5.4. Procedures for Redemption.

(a) If the Corporation shall determine or be required to redeem, in whole or in part, shares of Series A Term Preferred Stock pursuant to Section 5.1, Section 5.2, or Section 5.3, the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than sixty (60) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of shares of Series A Term Preferred Stock to be redeemed; (C) the CUSIP number for shares of Series A Term Preferred Stock; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the shares of Series A Term Preferred Stock to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Certificate of Designation under which such redemption is made. If fewer than all shares of Series A Term Preferred Stock held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of shares of Series A Term Preferred Stock to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

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“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series A Term Preferred Stock and the Corporation and (ii) the Custodian Agreement by and among the Custodian and the Corporation with respect to the Series A Term Preferred Stock, respectively.

(b) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the shares of Series A Term Preferred Stock to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(c) Upon the date of the deposit of such Deposit Securities, which in the case of term redemption pursuant to Section 5.1, shall be no later than fifteen (15) calendar days prior to the Term Redemption Date, all rights of the Holders of the shares of Series A Term Preferred Stock so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such shares of Series A Term Preferred Stock shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the shares of Series A Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of Series A Term Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.

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(d) Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Corporation shall not redeem any shares of Series A Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all Outstanding shares of Series A Term Preferred Stock and other series of Preferred Stock ranking on a parity with the Series A Term Preferred Stock with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding shares of Series A Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding shares of Series A Term Preferred Stock and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

(e) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series A Term Preferred Stock, dividends may be declared and paid on the shares of Series A Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series A Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

5.5. Redemption Date After Record Date and Before Dividend Payment Date. Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable Record Date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series A Term Preferred Stock shall be payable on such Dividend Payment Date to the Holders of record of such shares of Series A Term Preferred Stock at the close of business on the applicable Record Date, and shall not be payable as part of the Redemption Price for such shares of Series A Term Preferred Stock.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the shares of Series A Term Preferred Stock called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares of Series A Term Preferred Stock so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 5.4(c) above.

5.7. Compliance with Applicable Law. In effecting any redemption pursuant to this ARTICLE V, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

5.8. Modification of Redemption Procedures.  Notwithstanding the foregoing provisions of this ARTICLE V, the Corporation may, in its sole discretion and without a stockholder vote, modify the procedures set forth above with respect to notification of redemption for the shares of Series A Term Preferred Stock, provided, that such modification does not materially and adversely affect the Holders of the shares of Series A Term Preferred Stock or cause the Corporation to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

ARTICLE VI
VOTING RIGHTS

6.1. One Vote Per Share of Series A Term Preferred Stock.  Except as otherwise provided in the Certificate of Incorporation or as otherwise required by applicable law, (i) each Holder of shares of Series A Term Preferred Stock shall be entitled to one vote for each share of Series A Term Preferred Stock held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, and holders of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series A Term Preferred Stock, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 6.2, the Holders of outstanding shares of Common Stock and Preferred Stock, including shares of Series A Term Preferred Stock, voting together as a single class, shall elect the balance of the Directors.

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6.2. Voting For Additional Directors.

(a) Voting Period.  During any period in which any one or more of the conditions described in clauses (i) or (ii) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including shares of Series A Term Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Stock, including Series A Term Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(i)       if, at the close of business on any dividend payment date for any Outstanding shares of Preferred Stock including any Outstanding shares of Series A Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such Outstanding shares of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)       if at any time Holders of shares of Preferred Stock are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 6.2(a).

(b) Notice of Special Meeting.  As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 6.2(a), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 6.2(a) on a one-vote-per-share basis.

(c) Terms of Office of Existing Directors.  The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of shares of Series A Term Preferred Stock and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 6.1 hereof and the remaining Directors elected by the Holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.

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(d) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period.  Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 6.2(a) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).

6.3. Holders of Shares of Series A Term Preferred Stock to Vote on Certain Matters.

(a) Certain Amendments Requiring Approval of Preferred Stock.  Except as otherwise permitted by the terms of this Certificate of Designation, (1) so long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the shares of Preferred Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation or this Certificate of Designation (or any other document governing the rights of the Preferred Stock or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of the Preferred Stock or the Holders thereof and (2) so long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the shares of Series A Term Preferred Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation or this Certificate of Designation (or any other document governing the rights of the Series A Term Preferred Stock or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of the Series A Term Preferred Stock or the Holders thereof differently than shares of any other series of Preferred Stock; provided, however, that for purposes of this Section 6.3(a), (i) a change in the capitalization of the Corporation in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Stock, including the Series A Term Preferred Stock, and (ii) a division of a share of the Preferred Stock, including the Series A Term Preferred Stock, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Preferred Stock or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such share of Preferred Stock, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a share of Preferred Stock). So long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least two-thirds of the Holders of the shares of Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.

(b) Certain Amendments Requiring Approval of Series A Term Preferred Stock.  The Corporation cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series A Term Preferred Stock on    , 2029 without the prior unanimous consent of the Holders of Series A Term Preferred Stock.

(c) 1940 Act Matters.  Unless a higher percentage is provided for in the Certificate of Incorporation, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including shares of Series A Term Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Corporation’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

6.4. Voting Rights Set Forth Herein Are Sole Voting Rights.  Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.

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6.5. No Cumulative Voting.  The Holders of shares of Series A Term Preferred Stock shall have no rights to cumulative voting.

6.6. Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends.  In the event that the Corporation fails to declare or pay any dividends on shares of Series A Term Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the shares of Series A Term Preferred Stock shall be the right to vote for Directors pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Certificate of Incorporation and this Certificate of Designation, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.

6.7. Holders Entitled to Vote.  For purposes of determining any rights of the Holders of shares of Series A Term Preferred Stock to vote on any matter, whether such right is created by this Certificate of Designation, by the Certificate of Incorporation, by statute or otherwise, no Holder of shares of Series A Term Preferred Stock shall be entitled to vote any share of Series A Term Preferred Stock and no share of Series A Term Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series A Term Preferred Stock shall have been given in accordance with this Certificate of Designation and Deposit Securities for the payment of the Redemption Price of such share of Series A Term Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series A Term Preferred Stock held by the Corporation shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS

7.1. Issuance of Additional Preferred Stock.  So long as any shares of Series A Term Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series A Term Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series A Term Preferred Stock, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional shares of Series A Term Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.

7.2. Status of Redeemed or Repurchased Series A Term Preferred Stock.  Shares of Series A Term Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

7.3. Registered Name.  Prior to the commencement of a Voting Period, (i) all shares of Series A Term Preferred Stock Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in this Certificate of Designation with respect to the Series A Term Preferred Stock (the “Securities Depository”) or its nominee and (ii) no registration of transfer of shares of such Series A Term Preferred Stock shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee.

7.4. Notice.  All notices or communications hereunder, unless otherwise specified in this Certificate of Designation, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

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7.5. Termination.  In the event that no shares of Series A Term Preferred Stock are Outstanding, all rights and preferences of the shares of Series A Term Preferred Stock established and designated hereunder shall cease and terminate, and all obligations of the Corporation under this Certificate of Designation with respect to such Series A Term Preferred Stock shall terminate.

7.6. Amendment.  The Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by this Certificate of Designation or required by applicable law) amend this Certificate of Designation so as to reflect any amendments to the terms applicable to the Series A Term Preferred Stock, including an increase in the number of authorized shares of the Series A Term Preferred Stock.

7.7. Actions on Other than Business Days.  Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Certificate of Designation, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

7.8. Modification.  The Board of Directors, without the vote of the Holders of Series A Term Preferred Stock, may interpret, supplement or amend the provisions of this Certificate of Designation to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

7.9. Information Rights.  During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any shares of Series A Term Preferred Stock are Outstanding, the Corporation will provide Holders of Series A Term Preferred Stock, without cost, copies of SEC Reports that the Corporation would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such provisions or, alternatively, the Corporation will voluntarily file SEC Reports as if the Corporation was subject to Section 13 or 15(d) of the Exchange Act.

7.10. No Additional Rights.  Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series A Term Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Certificate of Designation.

7.11. Interpretation.

(a) The headings preceding the text of the Articles and Sections included in this Certificate of Designation are for convenience only and shall not be deemed part of this Certificate of Designation or be given any effect in interpreting this Certificate of Designation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Certificate of Designation. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

(b) Reference to any agreement (including this Certificate of Designation), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Certificate of Designation. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Certificate of Designation as a whole and not to any particular Article, Section or clause of this Certificate of Designation.

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        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer as of this     day of    , 2024.

PEARL DIVER CREDIT COMPANY INC.

By:
Name: Indranil Basu
Title: Chief Executive Officer

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PEARL DIVER CREDIT COMPANY INC.

   % Series A Term Preferred Stock Due 2029

Liquidation Preference $25 per share

PRELIMINARY PROSPECTUS

       , 2024

Joint Book-Running Managers

Lucid Capital Markets	B. Riley Securities	Kingswood Capital Partners

Lead Managers

InspereX		Janney Montgomery Scott

PEARL DIVER CREDIT COMPANY INC.

STATEMENT OF ADDITIONAL INFORMATION

       , 2024

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for Pearl Diver Credit Company Inc. (the “Company”) dated               , 2024 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing us at Pearl Diver Credit Company Inc., 430 West 7th Street, Suite 219047, Kansas City, MO 64195, Attention: Investor Relations, or by telephone at (833) 736-6777.

Investors in the Company will be informed of the Company’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to stockholders at least annually. Copies of the Annual Report to Stockholders may be obtained upon request, without charge, by contacting the Company at the address or telephone number listed above.

GENERAL INFORMATION AND HISTORY

Pearl Diver Credit Company Inc.

We were organized as Pearl Diver Credit Company, LLC, a Delaware limited liability company, on April 12, 2023 and, effective July 9, 2024, we converted from a Delaware limited liability company into a Delaware corporation under the name Pearl Diver Credit Company Inc. Pearl Diver Capital LLP, or the “Adviser,” is our adviser and manages our investments subject to the supervision of our Board.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this Statement of Additional Information, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the Board without stockholder approval.

As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:

(1)	We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)	We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by us;

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(6)	We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction; and

(7)	We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO, or a swap or other derivative will be considered to be an investment in the industry or group of industries (if any) of the underlying or reference security, instrument, or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations, or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.

Whenever an investment policy or investment restriction set forth in this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets, or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.

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Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to the Adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consent authority in a manner that serves the interests of the Company’s stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to 430 West 7th Street, Suite 219047, Kansas City, MO 64195.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

When you purchase shares of our Series A Term Preferred Stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

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We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

ADDITIONAL INVESTMENTS AND TECHNIQUES

The Company invests primarily in a portfolio comprised of collateralized loan obligations (“CLOs”), and may also invest in structured notes, warehousing facilities, cash, cash equivalents, and securities of money market funds and other investment companies. The investment objective and principal investment strategies of the Company, as well as the principal risks associated with the Company’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Company may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

The Company may utilize derivative instruments, such as forwards, futures, options, and swaps, repurchase agreements, reverse repurchase agreements and sale-buybacks, and a variety of special investment instruments and techniques, to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Company’s investment objectives, including to indirectly invest in or gain exposure to certain asset classes. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

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Derivatives. In an attempt to reduce systemic and counterparty risks associated with over-the-counter (“OTC”) derivatives transactions, the Dodd-Frank Wall Street Reform and Consumer protections Act (“Dodd-Frank Act”) requires that a substantial portion of OTC derivatives be executed in regulated markets and submitted for clearing to regulated clearinghouses. The Commodities Futures Trading Commission (“CFTC”) also requires a substantial portion of derivative transactions that have historically been executed on a bilateral basis in the OTC markets to be executed through a regulated swap execution facility or designated contract market. The SEC is expected to eventually impose a similar requirement with respect to security-based swaps. Such requirements could limit the ability of the Company to invest or remain invested in derivatives and may make it more difficult and costly for investment funds, including the Company, to enter into highly tailored or customized transactions. They may also render certain strategies in which the Company might otherwise engage impossible or so costly that they will no longer be economical to implement.

OTC trades submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as may be adjusted to a higher amount by the Company's Futures Commission Merchant, as well as possible SEC- or CFTC-mandated margin requirements. With respect to uncleared swaps, swap dealers are required to collect variation margin from the Company and may be required to collect initial margin from the Company pursuant to the CFTC's or the Prudential Regulators' uncleared swap margin rules. Both initial and variation margin must be in the form of eligible collateral, and may be composed of cash and/or securities, subject to applicable regulatory haircuts. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Company. In the event the Company is required to post collateral in the form of initial margin in respect of its uncleared swap transactions, all such collateral will be posted with a third-party custodian pursuant to a triparty custody agreement between the Company, its dealer counterparty and an unaffiliated custodian.

Although the Dodd-Frank Act requires many OTC derivative transactions previously entered into on a principal-to-principal basis to be submitted for clearing by a regulated clearinghouse, certain of the derivatives that may be traded by the Company may remain principal-to-principal or OTC contracts between the Company and third parties. The risk of counterparty non-performance can be significant in the case of these OTC instruments, and "bid-ask" spreads may be unusually wide in these markets. To the extent not mitigated by implementation of the Dodd-Frank Act, if at all, the risks posed by such instruments and techniques, which can be complex, may include: (1) credit risks (the exposure to the possibility of loss resulting from a counterparty's failure to meet its financial obligations), as further discussed below; (2) market risk (adverse movements in the price of a financial asset or commodity); (3) legal risks (the characterization of a transaction or a party's legal capacity to enter into it could render the transaction unenforceable, and the insolvency or bankruptcy of a counterparty could pre-empt otherwise enforceable contract rights); (4) operational risk (inadequate controls, deficient procedures, human error, system failure or fraud); (5) documentation risk (exposure to losses resulting from inadequate documentation); (6) liquidity risk (exposure to losses created by inability to prematurely terminate derivative transactions); (7) systemic risk (the risk that financial difficulties in one institution or a major market disruption will cause uncontrollable financial harm to the financial system); (8) concentration risk (exposure to losses from the concentration of closely related risks such as exposure to a particular industry or exposure linked to a particular entity); and (9) settlement risk (the risk faced when one party to a transaction has performed its obligations under a contract but has not yet received value from its counterparty).

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Swap dealers and major swap participants that are registered with the CFTC and with whom the Company may trade are subject to minimum capital and margin requirements. These requirements may apply irrespective of whether the OTC derivatives in question are traded bilaterally or cleared. OTC derivatives dealers are subject to business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for OTC derivative dealers, which are likely to be passed along, at least partially, to market participants in the form of higher fees or less advantageous dealer marks. The full impact of the Dodd-Frank Act on the Company remains uncertain, and it is unclear how the OTC derivatives markets will ultimately adapt to this new regulatory regime.

Rule 18f-4 under the 1940 Act governs the Company’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Company. Rule 18f-4 permits the Company to enter into Derivative Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act prohibits closed-end funds, such as the Company, from issuing or selling any “senior security,” unless certain asset coverage (and other) requirements are met. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivative Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Company is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions, if the Company elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Company intends to physically settle the transactions and the transaction will settle within 35 days of its trade date.

Rule 18f-4 requires that a registered investment company that invests in Derivative Transactions above a specified amount adopt and implement a derivatives risk management program administered by a derivatives risk manager that is appointed by and overseen by the fund’s board, and comply with an outer limit on fund leverage risk based on value at risk. A fund that uses Derivative Transactions in a limited amount is considered a “limited derivatives user,” as defined in Rule 18f-4 and is not be subject to the full requirements of Rule 18f-4, but does have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. A fund is subject to reporting and recordkeeping requirements regarding its use of Derivative Transactions.

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The requirements of Rule 18f-4 may limit the Company’s ability to engage in Derivative Transactions as part of its investment strategies. These requirements may also increase the cost of the Company’s investments and cost of doing business, which could adversely affect the value of the Company’s investments and/or the performance of the Company. The rule also may not be effective to limit the Company’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Company’s derivatives or other investments. There may be additional regulation of the use of Derivative Transactions by registered investment companies, which could significantly affect their use. The ultimate impact of the regulations remains unclear. Additional regulation of Derivative Transactions may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Forward Foreign Currency Contracts. A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date or range of future dates (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party’s profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by “rolling” it over prior to the originally scheduled settlement date. The Company may use forward contracts for cash equitization purposes, which allows the Company to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

The Company may use currency instruments as part of a hedging strategy, as described below.

Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Company, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Company may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Company may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

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Position Hedging. The Company may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called “position hedging”). The Company may use position hedging when the Adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Company may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation because the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures.

Cross Hedges. The Company may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Company has, or in which the Company expects to have, portfolio exposure.

Proxy Hedges. Proxy hedging is often used when the currency to which the Company’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Company’s portfolio securities are, or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Company’s securities denominated in linked currencies.

In addition to the hedging transactions described above, the Company may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, the Company will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, the Company may take long and short positions in foreign currencies in excess of the value of the Company’s assets denominated in a particular currency or when the Company does not own assets denominated in that currency. The Company may engage in currency transactions for hedging purposes as well as to enhance the Company’s returns.

A non-deliverable forward transaction is a transaction that represents an agreement between the Company and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Company and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed. Although forward foreign currency transactions are exempt from the definition of “swap” under the Commodity Exchange Act, non-deliverable forward transactions are not, and, thus, are subject to the CFTC's regulatory framework applicable to swaps.

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The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the “premium,” but cannot lose more than this amount, plus related transaction costs. Thus, where the Company is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or “writer.” If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer’s position. Options on currencies may be purchased in the OTC market between commercial entities dealing directly with each other as principals. In purchasing an OTC currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject the Company to additional risk.

Risks. Currency transactions are subject to risks that are different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they may limit any potential gain which might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Company if it is unable to deliver or receive currency or funds in the settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on currency futures contracts is subject to the maintenance of a liquid market, which may not always be available.

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The Company may take active positions in currencies, which involve different techniques and risk analyses than the Company’s purchase of securities. Active investment in currencies may subject the Company to additional risks, and the value of the Company’s investments may fluctuate in response to broader macroeconomic risks than if the Company invested only in fixed income securities. The Company may take long and short positions in foreign currencies in excess of the value of the Company’s assets denominated in a particular currency or when the Company does not own assets denominated in that currency. If the Company enters into currency transactions when it does not own assets denominated in that currency, the Company's volatility may increase and losses on such transactions will not be offset by increases in the value of the Company's assets.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Company if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Company is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for the Company to benefit from favorable fluctuations in relevant foreign currencies.

Risks associated with entering into forward foreign currency contracts include the possibility that the market for forward foreign currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of the Company to negotiate with the dealer to enter into an offsetting transaction. As mentioned above, forward foreign currency contracts may be closed out only by the parties entering into an offsetting contract. This creates settlement risk in forward foreign currency contracts, which is the risk of loss when one party to the forward foreign currency contract delivers the currency it sold but does not receive the corresponding amount of the currency it bought. Settlement risk arises in deliverable forward foreign currency contracts where the parties have not arranged to use a mechanism for payment-versus-payment settlement, such as an escrow arrangement. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward foreign currency contract market will always exist. These factors will restrict the Company's ability to hedge against the risk of devaluation of currencies in which the Company holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, if a currency devaluation is generally anticipated, the Company may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward foreign currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Company may not achieve the anticipated benefits of forward foreign currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward foreign currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

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Futures Contracts and Options on Futures Contracts. Futures contracts (also called “futures”) provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

The Company may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Company to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Company to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

The Company will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the CFTC (generally, futures must be traded on such exchanges). The Company may use futures contracts and related options for either hedging purposes or risk management purposes, or to gain exposure to currencies, as well as to enhance the Company’s returns. Instances in which the Company may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. The Company may use futures contracts for cash equitization purposes, which allows the Company to invest consistent with its investment strategy while managing daily cash flows, including significant client inflows and outflows.

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There are significant risks associated with the Company’s use of futures contracts and options on futures contracts, including: (i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Company and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations or exchange requirements may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce the Company’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Company may purchase and write put and call options on indexes and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period, or for certain types of options, at the conclusion of the option period or only at certain times during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Company may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.

Put and call options on indexes are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally rather than the price movements in individual securities. Options on indexes may, depending on circumstances, involve greater risk than options on securities. Because stock index options are settled in cash, when the Company writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The Company may trade put and call options on securities, securities indexes and currencies, as the Adviser determines is appropriate in seeking to achieve the Company’s investment objective, unless otherwise restricted by the Company’s investment limitations.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Company may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Company is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Company delivers the security upon exercise.

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The Company may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Company may seek to purchase in the future. When purchasing put and call options, the Company pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Company, loss of the premium paid may be offset by an increase in the value of the Company’s securities or by a decrease in the cost of the acquisition of securities by the Company.

The Company may write (i.e., sell) “covered” call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. The Company may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Company. A call option is “covered” if the Company either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indexes.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Company’s total return. When the Company writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Company retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Company may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Company. If such an option expires unexercised, the Company realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Company.

When the Company writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Company will realize as profit the premium received for such option. When a call option of which the Company is the writer is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Company is the writer is exercised, the Company will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Company may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation or futures commission merchant, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

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Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) though the Company will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Swaps, Caps, Floors, Collars and Swaptions. Swaps are centrally-cleared or OTC derivative products in which two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations are generally equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks, including settlement risk, non-business day risk, the risk that trading hours may not align, and the risk of market disruptions and restrictions due to government action or other factors.

The Company may engage in simple or more complex swap transactions involving a wide variety of underlying assets for various reasons. For example, the Company may enter into a swap (i) to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; (ii) to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; (iii) to hedge an existing position; (iv) to obtain a particular desired return at a lower cost to the Company than if it had invested directly in an instrument that yielded the desired return; or (v) for various other reasons.

The Company may enter into credit default swaps as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying.

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If the Company is a buyer and no event of default occurs, the Company will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Company, as a buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, the Company receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Company would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Company, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Company. Credit default swaps involve different risks than if the Company invests in the underlying directly. For example, credit default swaps would increase credit risk by providing the Company with exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap. Credit default swaps may in some cases be illiquid. Furthermore, the definition of a “credit event” triggering the seller’s payment obligations under a credit default swap may not encompass all of the circumstances in which the buyer may suffer credit-related losses on an obligation of a referenced entity.

The Company may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

Total return swap agreements may effectively add leverage to the Company’s portfolio because, in addition to its total net assets, the Company would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Company thereunder. Swap agreements also entail the risk that the Company will not be able to meet its obligation to the counterparty. Generally, the Company will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Company receiving or paying, as the case may be, only the net amount of the two payments). Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Company may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

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Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a “master agreement.” In some cases, options and forward contracts between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Company would calculate the obligations of the swap agreements’ counterparties on a “net basis.” Consequently, the Company’s current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the “net amount”). The Company’s current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Company).

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in OTC markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Company. This is true whether these derivative products are used to create additional risk exposure for the Company or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Company is obligated to make a payment to the counterparty, the Company must be prepared to make the payment when due. The Company could suffer losses with respect to such an agreement if the Company is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Company, these derivative products are subject to risks related to the counterparty’s creditworthiness, in addition to other risks discussed in this SAI. If a counterparty defaults, the Company’s risk of loss will consist of any payments that the Company is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Company may have contractual remedies under the swap agreement.

The Company will enter into swaps only with counterparties that the Adviser believes to be creditworthy.

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The swap market is a relatively new market for which regulations are still being developed. The Dodd-Frank Act has substantially altered and increased the regulation of swaps. Swaps are broadly defined in the Dodd-Frank Act, CFTC rules and SEC rules, and also include commodity options and non-deliverable forwards. Additionally, the Dodd-Frank Act divided the regulation of swaps between commodity swaps (such as swaps on interest rates, currencies, physical commodities, broad based stock indexes, and broad based credit default swap indexes), regulated by the CFTC, and security based swaps (such as equity swaps and single name credit default swaps), regulated by the SEC. The CFTC will determine which categories of swaps will be required to be traded on regulated exchange-like platforms, such as swap execution facilities, and which will be required to be centrally cleared. Cleared swaps must be cleared through futures commission merchants registered with the CFTC, and such futures commission merchants will be required to collect margin from customers for such cleared swaps. Additionally, all swaps are subject to reporting to a swap data repository. Dealers in swaps are required to register with the CFTC as swap dealers and are required to comply with extensive regulations regarding their external and internal business conduct practices, regulatory capital requirements, and rules regarding the holding of counterparty collateral.

Highly Volatile Markets. The prices of derivative instruments, including swaps, futures and options, can be highly volatile. Price movements of swaps, forward, futures and other derivative contracts in which the Company’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for the Adviser to liquidate positions and could thereby expose the Company to losses.

Repurchase Agreements. Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Company would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

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Reverse Repurchase Agreements and Sale-Buybacks. Reverse repurchase agreements are transactions in which the Company sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Company. Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Company may increase the Company's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Company may decline below the price at which it is obligated to repurchase the securities. In addition, when the Company invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Company could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, the Company sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Company's repurchase of the underlying security.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

A control person is a person who beneficially owns more than 25% of the voting securities of a company. The following table sets forth certain ownership information with respect to shares of our common stock held by (1) those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of our common stock, and (2) all of our officers and directors, as a group. The table shows such ownership as of October 29, 2024, unless as indicated below.

	Common Stock
	Beneficially Owned(1)
Name and Address	Number	%

Isthmus Capital, LLC(2)	4,266,473	63%
University of Wisconsin Foundation(3)	1,459,221	21%
All officers and directors as a group(4)	*	*

*	Represents less than 1.0%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.
(2)	The address of Isthmus Capital, LLC’s principal executive office is 1209 Orange Street, Wilmington, Delaware, 19801.
(3)	As per July 19, 2024 Schedule 13D filing on the SEC’s EDGAR website. The address of University of Wisconsin Foundation’s address is 1848 University Avenue, Madison, Wisconsin.
(4)	The address of each of our officers and directors is c/o Pearl Diver Credit Company Inc., 747 Third Avenue, Suite 3603, New York, New York. In the aggregate, all officers and directors as a group own less than one percent of our common stock.

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BROKERAGE ALLOCATION

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we will generally not be required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price we pay or receive, as applicable, may reflect a mark-up or mark-down. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Morgan, Lewis & Bockius LLP. Morgan, Lewis & Bockius LLP also represents the Adviser. Certain matters in connection with the offering will be passed upon for the underwriters by Katten Muchin Rosenman LLP.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and US Bank National Association (“US Bank”). The principal place of business of US Bank is 425 Walnut Street, Cincinnati, Ohio.

SS&C GIDS, Inc. serves as our transfer agent, registrar, dividend disbursement agent, stockholder servicing agent and redemption and paying agent, as well as administrator for our dividend reinvestment plan, or the “DRIP.” The principal business address of SS&C GIDS, Inc. is P.O. Box 219047, Kansas City, Missouri.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm located at 695 Town Center Drive, Suite 1000, Costa Mesa, California, has been appointed as our independent registered public accounting firm. Deloitte served as independent auditors for Pearl Diver Credit Company, LLC. The financial statements of Pearl Diver Credit Company, LLC audited by Deloitte have been included in reliance on their reports given on their authority as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 (file numbers 333-282878 and 811-23912), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.

We will file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by writing to us at Pearl Diver Credit Company Inc., P.O. Box 219047, Kansas City, Missouri 64121-9047, Attention: Investor Relations, or by telephone at (833) 736-6777.

20

Pearl Diver Credit Company, LLC

A Delaware Limited Liability Company

UNAUDITED FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

F-1

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

F-2

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

As Of June 30, 2024

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL

	Notes	USD

Assets
Investments at fair value (Cost : $86,493,313)	4	$88,570,541
Cash and cash equivalents		45,924

Total Assets		$88,616,465

Liabilities
Other payables	5	$1,787,014

Total Liabilities		1,787,014

Members' Capital	6	$86,829,451

Total Liabilities and Members' Capital		$88,616,465

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-3

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

As Of June 30, 2024

SCHEDULE OF INVESTMENTS

Security Asset Backed Securities	Maturity Date	Principal Amount USD	Fair Value USD	% Value to Members' Capital

Collateralized Loan Obligations - Bonds
Bermuda - {a} 6.75%
RR Ltd 2022-20A SUB	7/15/2037	$3,600,000	$2,771,640	3.19%
RR Ltd 2022-23A SUB	10/15/2035	5,000,000	3,093,500	3.56%
			5,865,140
Cayman Islands - {a} 84.17%
37 Capital CLO 2021-1A SUB	10/15/2034	8,500,000	5,460,400	6.29%
ALM Ltd/KY 2021-19X SUB	10/15/2035	742,000	608,588	0.70%
AMMC CDO 2021-24A SUB	1/20/2035	5,750,000	4,060,075	4.68%
Apex Credit CLO LLC 2021-2A SUB	10/20/2034	3,450,000	1,971,675	2.27%
ARES L CLO Ltd 2021-59A SUB	4/25/2034	3,500,000	2,401,350	2.77%
ARES L CLO Ltd 2022-63A SUB	4/20/2035	2,000,000	1,673,400	1.93%
ARES L CLO Ltd 2022-64A SUB	4/15/2035	3,634,177	2,912,066	3.35%
ARES L CLO Ltd 2022-ALF3A SUB	7/25/2035	4,000,000	3,445,600	3.97%
Benefit Street Partners CLO Ltd 2021-23A SUB	4/25/2034	5,000,000	4,055,000	4.67%
BlueMountain CLO Ltd 2021-32A SUB	10/15/2034	6,400,548	4,023,384	4.63%
BlueMountain CLO Ltd 2022-35A SUB	7/22/2035	4,500,000	3,067,650	3.53%
CIFC Funding Ltd 2015-4A SUB	4/20/2034	10,000,000	3,977,000	4.58%
Elmwood CLO 2022-5A SUB	7/17/2033	6,000,000	4,300,176	4.95%
Generate CLO Ltd 2023-11A SUB	4/20/2035	5,000,000	4,492,000	5.17%
HLM 12X 2021-16A SUB	1/24/2035	1,800,000	1,129,680	1.30%
ICG 2015 2X 2020-1A SUB	1/20/2035	5,300,000	1,911,180	2.20%
Marble Point CLO 2021-3A SUB	10/17/2051	3,800,000	1,976,380	2.28%
Oaktree CLO Ltd 2019-3A SUB	10/20/2034	6,000,000	3,687,600	4.25%
Oaktree CLO Ltd 2021-2A SUB	1/15/2035	5,000,000	3,801,000	4.38%
Regatta Funding Ltd 2022-2A SUB	7/20/2035	1,250,000	1,095,750	1.26%
ROCKT 2017 1A 2021-1A SUB	7/20/2034	1,000,000	595,100	0.69%
RR Ltd 2021-19A SUB	10/15/2035	6,500,000	5,331,300	6.14%
Shackleton CLO Ltd 2019-14A SUB	7/20/2034	3,000,000	2,166,000	2.49%
Vibrant CLO Ltd 2021-13A SUB	7/15/2034	5,000,000	3,107,000	3.58%
Vibrant CLO Ltd 2021-14X SUB	10/20/2034	3,000,000	1,839,300	2.12%
			73,088,655
Jersey (Channel Islands) - {a} 11.08%
LCM LP 39A INC	10/15/2034	7,675,000	6,336,480	7.30%
OCP CLO Ltd 2023-26A PREF	4/17/2036	4,250,000	3,280,266	3.78%
			9,616,746

Total Investments (Cost $86,493,313)			$88,570,541

{a} Represents country of incorporation.

(b) All investments listed are variable rate, with no stated coupon. See CLO Risk Note for additional information.

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-4

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For The Period From January 1, 2024 To June 30, 2024

STATEMENT OF OPERATIONS

	Notes	USD
Investment Income
Interest income		$10,172,081

Total investment income		10,172,081

Expenses	3(h)
Administration, legal and professional fees		(2,094,574)
Bank interest and charges		(22,385)

Total expenses		(2,116,959)

Net income		8,055,121

Realised and Unrealised Gain/(Loss) on investments
Net change in unrealised loss on investments	4	(4,151,263)

Net loss on investments		(4,151,263)

Net increase in Members' Capital resulting from operations		$3,903,859

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-5

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For The Period From January 1, 2024 To June 30, 2024

STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Note	USD
Members' Capital at the beginning of the period		$96,443,775
Capital distributions		(13,518,183)
Net increase in Members' Capital from operations		3,903,859

Members' Capital at the end of the period	6	$86,829,451

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-6

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For The Period From January 1, 2024 To June 30, 2024

STATEMENT OF CASH FLOWS

	Notes	USD

Cash Flows from Operating Activities

Net increase in Members' Capital Resulting from Operations		$3,903,859

Adjustments to reconcile net (decrease)/increase in Members' capital resulting from operations to net cash generated from operating activities:
Purchase of investments	4	(15,746,430)
Net change in unrealised loss on investments	4	4,151,263

Changes in operating assets and liabilities:
Increase in other payables		1,768,250

Net Cash Generated From Operating Activities		(5,923,058)

Cash Flows from Financing Activities
Capital (distribution)	6	(13,518,183)

Net Cash Used In Financing Activities		(13,518,183)

Net Change in Cash and Cash Equivalents		(19,441,241)
Cash and Cash equivalents at the beginning of the period		19,487,165

Cash and Cash equivalents at the end of the period		$45,924

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-7

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For the Six Months Ended June 30, 2024

NOTES TO THE FINANCIAL STATEMENTS

1. Business Overview

Pearl Diver Credit Company, LLC (the "Company") is a Delaware Limited Liability Company established on April 12, 2023 under the Delaware Limited Company Act. The registered office of the Company in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801.The Company is formed with investment objective is to maximize its portfolio’s total return, with a secondary objective to generate high current income. The Company will seek to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligation (CLOs) notes, where underlying corporate debt is primarily senior secured floating-rate debt, issued by US companies. The Company shall have perpetual existence unless sooner dissolved and wound up by the Member pursuant to Section 16 of the Limited Liability Company Agreement (the 'Agreement') , or by the entry of a decree of judicial dissolution under Section 18-802 of the LLC Act.

Isthmus Capital, LLC (the "Member") is the sole member (i.e. 100%) of the Company.

The financial year of the Company starts on January 1 and ends on December 31. Currently, the Company has presented its reporting for the six months January 1, 2024 to June 30, 2024.

2. Financial Highlights

Financial highlights for the six months ended June 30, 2024 are as follows:

June 30, 2024
Total Expenses / Average Net Assets*	0.25%
Net Investment Income / Average Net Assets*	21.68%
Total Return	4.29%

*Average net assets have been computed on quarterly valuations. These ratios have been annualized for recurring transactions. Non-recurring expenses have not been annualized.

3. Summary of Significant Accounting Policies

(a) Basis of Presentation

Pearl Diver Credit Company, LLC’s financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) in the United States of America and are expressed in United States Dollars, unless otherwise noted. Pearl Diver Credit Company, LLC is considered an investment company for financial reporting purposes under US GAAP and follows Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

(b) Functional and Presentational Currency

The functional currency of the Company is the United States Dollar (''USD''), as a majority of its transactions are denominated in USD, and as such the presentation currency has been selected as USD.

(c) Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the period-end exchange rates. Purchases and sales of investments and income and expenses that are denominated in foreign currencies are translated into U.S. dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the Statement of Operations.

(d) Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affects the reported amounts of assets and liabilities, including the fair value of investments, and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-8

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For the Six Months Ended June 30, 2024

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3. Summary of Significant Accounting Policies (continued)

(e) Investments at fair value

The purchase and sale of the investments are recognised on the trade basis - the date on which the Company commits to purchase or sell the investment and are measured at fair value. The investments are valued at mark-to-market with daily pricing, provided by an independent third-party valuation provider consistent with Level 1 & Level 2 accounting under ASC 820, Fair Value Measurements and Disclosures ('ASC 820'), and is recognised in the Statement of Operations.

(f) Realised Gains and Losses on Investments

Realized gains and losses on security transactions are determined using the specific identified cost method.

(g) Cash and Cash Equivalents

Cash represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash equivalents are considered Level 1 in the fair value hierarchy.

(h) Expense

Expenses are recorded on an accrual basis for the six months ended June 30, 2024.

4. Investment at fair value

June 30, 2024
USD
Beginning investment at fair value	76,975,374
Purchase of investments	15,746,430
Net change in unrealised gain on investments	(4,151,263)
Total investment at fair value	88,570,541

The Company has invested majorly in Collateralized Loan Obligations (CLO) during this financial reporting period.

As defined in ASC 820, fair value is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement period date when available, fair value is based on observable market prices or parameters or derived from such process or parameters where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgement, the degree of which is dependent on the price transparency or market for the instruments and the instruments’ complexity.

The following valuation techniques are permissible under ASC 820:

• The Market Approach - Uses prices, market multiples and other relevant information generated by market transactions involving identical or comparable assets.

• The Income Approach - Uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted).

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-9

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For the Six Months Ended June 30, 2024

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

4. Investment at fair value (continued)

• The Cost Approach - Is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost).

A combination of these valuation techniques can also be used.

Assets recorded at fair value in the Statement of Assets and Liabilities are categorised based upon the level of judgement associated with the inputs used to measure their value Hierarchical levels, as defined in ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets, are as follows:

• Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

• Level 2 - Quoted prices in markets that are not active, that is, markets in which there are few transactions for the assets, the prices are not current, price quotations vary substantially, markets in which little information is released publicly, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability.

• Level 3 - Inputs are unobservable for the assets. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset (or similar asset) at the measurement date.

The table below displays the Member’s financial assets accounted for at fair value by level and fair value hierarchy as required by ASC 820, Financial assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Financial Assets at Fair Value as at June 30, 2024	Total USD	Level 1 USD	Level 2 USD	Level 3 USD
Investments at fair value	88,570,541	-	88,570,541	-
Total Assets at Fair Value	88,570,541	-	88,570,541	-

5. Other Payables

June 30, 2024
USD
Audit fees	26,000
Custodian fees	11,014
Legal fees	1,750,000

Total Other Payables	1,787,014

6. Member's Capital

June 30, 2024
USD
Beginning Member's Capital	96,443,775
Capital distribution	(13,518,183)
Member Capital resulting from operations	3,903,859

Ending Member's Capital	86,829,451

During the period, the Member made no contributions to the Company and the Company distributed $13,518,183. Capital contributed during the period is primarily utilised for investing in equity and junior debt tranches of CLO.

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-10

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For the Six Months Ended June 30, 2024

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

7. Financial Risk Management

The Company is exposed to a number of market risks due to the types of investments it makes, its exposure to market risks could relate, among other things, to movements in prevailing interest rates and counter party default. The Board of Directors (the 'Board') has engaged the Investment Adviser to monitor these risks and provide advice to enable the Board to adequately review risks within the Company.

(i) Price risk

Price risk is a risk of loss associated with the change in value of investments at fair value arising from adverse changes in prices of instruments and changes in assumptions used to derive the value of the underlying investments Refer to note 3 for further information. The performance of the Company’s investment portfolio, may be affected by matters beyond the Board's control, including conditions in the domestic and global financial markets and the wider economy. The valuation of the investment portfolio may also be affected by the credit risk of the underlying leveraged loans and their ability to pay contractual cash flows. Adverse movements in any global conditions and in the credit risk of the underlying debt and equity tranches could result in losses in the Company’s investment portfolio and could have a material impact on performance and value. The Investment Adviser uses a disciplined approach to investment selection and portfolio management. In all cases, the underlying investment decision is predicated upon a complete credit analysis.

(ii) Foreign currency risks

The Company’s functional currency is the USD as a majority of its investments are denominated in USD. As a result, the Company is exposed to risk that the exchange rate of the USD relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in a currency other than the USD. For the period ended June 30, 2024, the Company had minimal exposure to foreign currency risk, as all transactions were executed in USD.

(iii) Interest rate risk

Interest rate risk is a risk of loss associated with a change in interest rates in the future. For the period ended June 30, 2024, the Company did not hold interest bearing investments, and as such, had minimal exposure to interest rate risk.

(iv) Credit risk

Credit risk represents the potential loss that the Company would incur if counterparties fail to perform pursuant to the terms of their obligations to the Company. The Company will be subject to the risk of the inability of any counterparty to perform with respect to transactions, whether due to insolvency, bankruptcy or other causes.

For the period ended June 30, 2024, the Company's exposure to credit risk arises in respect to its investment in CLO. Credit risk arises if the issuer fails to service their debt obligations or to repay their obligations during maturity, which may lead to a higher incidence of default on such securities. The Board monitor changes in credit risk on the exposures on a quarterly basis.

(v) Liquidity Risk

Liquidity risk is the risk that an entity will have difficulties in paying its financial liabilities. The Company is set to meet its working capital requirement and future obligations from the cash flows that they intend to receive from its investments before making any distributions to the Member. Any distributions to the Member will only be made after consideration of the sufficiency of available cash to settle current outstanding obligations. As a consequence, the Company is well placed to manage its financial obligations and the liquidity risk.

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-11

Pearl Diver Credit Company, LLC

Unaudited Financial Statements

For the Six Months Ended June 30, 2024

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(vi) CLO Risk

Collateralized loan obligations (“CLO”) have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available — after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid — is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The equity tranche represents the first-loss position, but is entitled to all of residual interest and principal collections from the underlying assets and therefore exposes investors to relatively higher risk than the more senior tranches but allows for greater potential upside. CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed.

7. Financial Risk Management (continued)

(vi) CLO Risk (continued)

The Company holds residual (equity) tranches of CLOs; these tranches have no stated interest rate.  These equity tranches receive cash flows that remain after the cash flow obligations to the other tranches are met.

8. Related Party

A related party is a person or an entity that is related to the reporting entity who has control or significant influence over the entity or is a member of its key management personnel.

Isthmus Capital, LLC, being the sole member, is a related party to the Company. Also, Pearl Diver Capital LLP as the Investment Adviser and the Collateral Administrator, their principal owners and members of the management, and entities under common control, are also related parties to the Company. The Company did not charge any management fee or incentive fee to its Member for the period ended June 30, 2024.

Amounts due from and due to related parties will be settled in the normal course of business. As of June 30, 2024, the Company has no outstanding balance due to or due from related parties.

9. Subsequent Events

On July 9, 2024, the Company converted from a Delaware Limited Liability Company to a Delaware Corporation, changing its name from Pearl Diver Credit Company, LLC to Pearl Diver Credit Company, Inc. On July 18, 2024, the Company launched its initial public offering ("IPO") as a closed-end, 40 Act fund, and listed on the New York Stock Exchange under the ticker "PDCC". The IPO raised $50.6 million through the issuance of 2,530,000 shares, and as a result, Isthmus Capital LLC's ownership interest in the Company was reduced from 100% to 62.8%. Prior to the IPO, the Company paid a dividend of $1.5 million to the Member on July 16, 2024.

The accompanying notes on pages 8 to 12 are an integral part of these financial statements.

F-12

Pearl Diver Credit Company, LLC

A Delaware Limited Liability Company

AUDITED FINANCIAL STATEMENTS

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED)

THROUGH DECEMBER 31, 2023

F-13

Pearl Diver Credit Company, LLC

Audited Financial Statements

F-14

Deloitte & Touche LLP Suite 1000 695 Town Center Drive Costa Mesa, CA 92626-7188 USA
INDEPENDENT AUDITOR’S REPORT	Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

To Pearl Diver Credit Company LLC:

Opinion

We have audited the financial statements of Pearl Diver Credit Company LLC (the “Fund”), which comprise the statement of assets, liabilities, and members’ capital, including the schedule of investments, as of December 31, 2023, and the related statements of operations, changes in members’ capital, and cash flows for the period June 13, 2023 (commencement of operations) to December 31, 2023, and the related notes to the financial statements (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its members’ capital, and its cash flows for the period June 13, 2023 (commencement of operations) to December 31, 2023 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

F-15

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

March 22, 2024

F-16

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF DECEMBER 31, 2023

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS’ CAPITAL

	Notes	USD
Assets
Investments at fair value (Cost : $ 70,746,883)	4	$76,975,374
Cash and cash equivalents		19,487,165

Total Assets		96,462,539

Liabilities
Other payables	5	18,764

Total Liabilities		18,764

Members’ Capital	6	96,443,775

Total Liabilities and Members’ Capital		$96,462,539

The accompanying notes on pages 9 to 13 are an integral part of these financial statements.

F-17

Pearl Diver Credit Company, LLC

Audited Financial Statements

As of DECEMBER 31, 2023

SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2023

				% Value to
Security	Maturity Date	Principal	Fair Value	Members’
		Amount USD	USD	Capital
Asset Back Securities
Collateralized Loan Obligations - Bonds
Bermuda - {a} 6.80%

RR Ltd	15/07/2122	3,600,000	3,051,853	3.16%
RR Ltd	15/10/2123	5,000,000	3,501,745	3.63%
			6,553,598

Cayman Islands - {a} 63.07%
37 Capital CLO	15/10/2034	6,000,000	4,411,800	4.57%
ALM Ltd/KY	15/10/2035	742,000	651,402	0.68%
AMMC CDO	20/01/2035	5,750,000	4,156,664	4.31%
Apex Credit CLO LLC	20/10/2034	3,450,000	1,971,330	2.04%
ARES L CLO Ltd	25/04/2034	3,500,000	2,387,350	2.48%
ARES L CLO Ltd	20/04/2035	2,000,000	1,653,600	1.71%
ARES L CLO Ltd	25/07/2035	4,000,000	3,515,600	3.65%
Benefit Street Partners CLO Ltd	25/04/2034	5,000,000	4,220,000	4.38%
BlueMountain CLO Ltd	15/10/2034	6,400,548	4,557,830	4.72%
CIFC Funding Ltd	20/04/2034	10,000,000	4,103,000	4.25%
Elmwood CLO	17/07/2033	6,000,000	4,462,369	4.63%
Generate CLO Ltd	20/04/2035	5,000,000	4,054,000	4.20%
HLM 12X 18	24/01/2035	1,800,000	1,277,516	1.32%
ICG US CLO Ltd	20/01/2035	5,300,000	2,514,362	2.61%
Oaktree CLO Ltd	20/10/2034	3,000,000	1,966,500	2.04%
Oaktree CLO Ltd	15/01/2035	5,000,000	4,235,500	4.39%
Regatta Funding Ltd	20/07/2035	1,250,000	1,057,625	1.10%
ROCKT 2017 1A	20/07/2034	1,000,000	680,900	0.71%
RR Ltd 1	15/10/2025	6,500,000	5,706,350	5.92%
Vibrant CLO Ltd	15/07/2034	5,000,000	3,250,500	3.37%
			60,834,197
Jersey (Channel Islands) - {a} 9.94%
LCM LP	15/10/2034	7,675,000	6,231,333	6.46%
OCP CLO Ltd	17/04/2036	4,250	3,356,246	3.48%
			9,587,579

Total Investments (Cost $70,746,883)			$76,975,374.28	79.80%

{a} Represents country of incorporation.

(b) All investments listed are variable rate, with no stated coupon. See CLO Risk Note for additional information.

The accompanying notes on pages 9 to 13 are an integral part of these financial statements.

F-18

Pearl Diver Credit Company, LLC

Audited Financial Statements

FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

STATEMENT OF OPERATIONS

	Notes	USD
Investment Income
Interest income	4	$2,242,590

Total investment income		2,242,590

Expenses	3(h)
Administration, legal and professional fees		(71,940)
Bank interest and charges		(16,526)

Total expenses		(88,466)

Net income/(expense)		2,154,124

Realised and Unrealised Gain/(Loss) on investments
Net change in unrealised gain on investments	4	6,228,491
Net gain/(loss) on investments		6,228,491

Net increase/(decrease) in Members’ Capital resulting from operations		$8,382,615

The accompanying notes on pages 9 to 13 are an integral part of these financial statements.

F-19

Pearl Diver Credit Company, LLC

Audited Financial Statements

FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

STATEMENT OF CHANGES IN MEMBERS’ CAPITAL

	Note	USD
Members’ Capital at the beginning of the period		-
Capital contribution	6	$90,223,750
Capital distributions	6	(2,162,590)
Net increase/(decrease) in Members’ Capital from operations	6	8,382,615

Members’ Capital at the end of the period		$96,443,775

The accompanying notes on pages 9 to 13 are an integral part of these financial statements.

F-20

Pearl Diver Credit Company, LLC

Audited Financial Statements

FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

STATEMENT OF CASH FLOWS

	Notes	USD

Cash Flows from Operating Activities

Net increase in Members’ Capital Resulting from Operations		$8,382,615

Adjustments to reconcile net (decrease)/increase in Members’ capital resulting from operations to net cash generated from operating activities:
Purchase of investments	4	(70,746,883)
Net change in unrealised gain on investments	4	(6,228,491)

Changes in operating assets and liabilities:
Increase/(decrease) in other payables		18,764

Net Cash Generated From Operating Activities		(68,573,995)

Cash Flows from Financing Activities
Capital contribution	6	90,223,750
Capital distribution	6	(2,162,590)

Net Cash Generated From Financing Activities		88,061,160

Net Change in Cash and Cash Equivalents		19,487,165
Cash and Cash equivalents at the beginning of the period		-

Cash and Cash equivalents at the end of the period		$19,487,165

The accompanying notes on pages 9 to 13 are an integral part of these financial statements.

F-21

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

NOTES TO THE FINANCIAL STATEMENTS

1. Business Overview

Pearl Diver Credit Company, LLC (the ‘Company’) is a Delaware Limited Liability Company established on April 12, 2023 under the Delaware Limited Company Act. The registered office of the Company in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801.The Company is formed with the investment objective to maximize its portfolio’s total return, with a secondary objective to generate high current income.The Company will be investing primarily in equity and junior debt tranches of collateralized loan obligation (CLOs) notes, where underlying corporate debt is primarily senior secured floating-rate debt, issued by US companies. The Company shall have perpetual existence unless sooner dissolved and wound up by the Member pursuant to Section 16 of the Limited Liability Company Agreement (the ‘Agreement’) , or by the entry of a decree of judicial dissolution under Section 18-802 of the LLC Act.

Isthmus Capital, LLC is the sole member (i.e. 100%) of the Company.

The financial year of the Company starts on January 1 and ends on December 31. Currently, the Company has presented its yearly reporting for the period June 13, 2023 (commencement of operations) to December 31, 2023.

2.	Financial Highlights

Financial highlights for the period ended December 31, 2023 are as follows:

December 31, 2023
Total Expenses/ Average Net Assets*	0.32%
Net Investment Income/ Average Net Assets*	7.87%
Total Return	12.58%

*Average net assets have been computed on quarterly valuations. These ratios have been annualized for recurring transactions. Nonrecurring expenses have not been annualized.

3.	Summary of Significant Accounting Policies

(a)	Basis of Presentation

Pearl Diver Credit Company, LLC’s financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) in the United States of America and are expressed in United States Dollars, unless otherwise noted. Pearl Diver Credit Company, LLC is considered an investment company for financial reporting purposes under US GAAP and follows Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

(b)	Functional and Presentational Currency

The functional currency of the Company is the United States Dollar (‘‘USD’’), as a majority of its transactions are denominated in USD, and as such the presentation currency has been selected as USD.

(c)	Translation of Foreign Currency

Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the period-end exchange rates. Purchases and sales of investments and income and expenses that are denominated in foreign currencies are translated into U.S. dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the statement of operations.

(d)	Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affects the reported amounts of assets and liabilities, including the fair value of investments, and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F-22

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

3. Summary of Significant Accounting Policies (continued)

(e)	Investments at fair value

The purchase and sale of the investments are recognised on the trade basis - the date on which the Company commits to purchase or sell the investment and are measured at fair value. The investments are valued at mark-to-market with daily pricing, provided by an independent third-party valuation provider consistent with Level 2 accounting under ASC 820, Fair Value Measurements and Disclosures (‘ASC 820’), and is recognised in the Statement of Operations.

(f)	Realised Gains and Losses on Investments

Realized gains and losses on security transactions are determined using the specific identified cost method.

(g)	Cash and Cash Equivalents

Cash represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash equivalents are considered Level 1 in the fair value hierarchy.

(h)	Expense

Expenses are recorded on an accruals basis for the period ended December 31, 2023.

4. Investment at fair value

December 31, 2023
USD
Beginning investment at fair value	-
Purchase of investments	$70,746,883
Net change in unrealised gain on investments	6,228,491
Total investment at fair value	$76,975,374

The Company has invested majorly in Collateralized Loan Obligation (CLO) during this financial reporting period.

As defined in ASC 820, fair value is the price that would be received to sell an asset in an orderly transaction between market participants at the measurement period date and when available, fair value is based on observable market prices or parameters or derived from such process or parameters where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgement, the degree of which is dependent on the price transparency or market for the instruments and the instruments’ complexity.

F-23

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

4. Investment at fair value (continued)

The following valuation techniques are permissible under ASC 820:

• The Market Approach - Uses prices, market multiples and other relevant information generated by market transactions involving identical or comparable assets.

• The Income Approach - Uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted).

• The Cost Approach - Is based on the amount that currently would be required to replace the service capacity of an asset (often referred to as current replacement cost).

A combination of these valuation techniques can also be used.

Assets recorded at fair value in the Statement of Assets and Liabilities are categorised based upon the level of judgement associated with the inputs used to measure their value Hierarchical levels, as defined in ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets, are as follows:

• Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

• Level 2 - Quoted prices in markets that are not active, that is, markets in which there are few transactions for the assets, the prices are not current, price quotations vary substantially Markets in which little information is released publicly, or inputs that are observable, either directly or indirectly, for substantially the full term of the asset or liability.

• Level 3 - Inputs are unobservable for the assets Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset (or similar asset) at the measurement date.

The tables below display the Member’s financial assets accounted for at fair value by level and fair value hierarchy as required by ASC 820, financial assets are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Financial Assets at Fair Value as at December 31, 2023	Total USD	Level 1 USD	Level 2 USD	Level 3 USD
Investments at fair value	$76,975,374	-	$76,975,374	-
Total Assets at Fair Value	$76,975,374	$-	$76,975,374	-

5.	Other payable

December 31, 2023
USD
Audit fees	$(14,000)
Custodian fees	(4,764)
$(18,764)

6.	Members Capital

December 31, 2023
USD
Beginning Members’ Capital	-
Capital contributions	$90,223,750
Capital distribution	(2,162,590)
Member Capital resulting from operations	8 ,382,615
Ending Members’ Capital	$96,443,775

During the period, the Members have contributed $90,223,750 to the Company and the Company distributed $2,162,590. Capital contributed during the period is primarily utilised for investing in equity and junior debt tranches of CLO.

F-24

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

7.	Financial Risk Management

The Company is exposed to a number of market risks due to the types of investments it makes, its exposure to market risks could relate, among other things, to movements in prevailing interest rates and counter party default. The Board of Directors (the ‘Board’) has engaged the Investment Adviser to monitor these risks and provide advice to enable the Board to adequately review risks within the Company.

(i)	Price risk

Price risk is a risk of loss associated with the change in value of investments at fair value arising from adverse changes in prices of instruments and changes in assumptions used to derive the value of the underlying investments Refer to note 3 for further information. The performance of the Company’s investment portfolio, may be affected by matters beyond the Board’s control, including conditions in the domestic and global financial markets and the wider economy. The valuation of the investment portfolio may also be affected by the credit risk of the underlying leveraged loans and their ability to pay contractual cash flows. Adverse movements in any global conditions and in the credit risk of the underlying debt and equity tranches could result in losses in the Company’s investment portfolio and could have a material impact on performance and value. The Investment Advisor uses a disciplined approach to investment selection and portfolio management. In all cases, the underlying investment decision is predicated upon a complete credit analysis.

(ii)	Foreign currency risks

The Company’s functional currency is the USD as a majority of its investments are denominated in USD. As a result, the Company is exposed to risk that the exchange rate of the USD relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Company’s assets or liabilities which are denominated in a currency other than the USD. For the period ended December 31, 2023, the Company had minimal exposure to foreign currency risk, as all transactions were executed in USD.

(iii)	Interest rate risk

Interest rate risk is a risk of loss associated with a change in interest rates in the future. For the period ended December 31, 2023, the Company did not hold interest bearing investments, and as such, had minimal exposure to interest rate risk.

(iv)	Credit risk

Credit risk represents the potential loss that the Company would incur if counterparties fail to perform pursuant to the terms of their obligations to the Company. The Company will be subject to the risk of the inability of any counterparty to perform with respect to transactions, whether due to insolvency, bankruptcy or other causes.

For the period ended December 31, 2023, the Company’s exposure to credit risk arises in respect to its investment in CLO. Credit risk arises if the issuer fails to service their debt obligations or to repay their obligations during maturity, which may lead to a higher incidence of default on such securities. The Board monitor changes in credit risk on the exposures on a quarterly basis.

(v)	Liquidity Risk

Liquidity risk is the risk that an entity will have difficulties in paying its financial liabilities. The Company is set to meet its working capital requirement and future obligations from the cash flows that they intend to receive from its investments before making any distributions to the Member. Any distributions to the Member will only be made after consideration of the sufficiency of available cash to settle current outstanding obligations. As a consequence, the Company is well placed to manage its financial obligations and the liquidity risk.

F-25

Pearl Diver Credit Company, LLC

Audited Financial Statements

AS OF AND FOR THE PERIOD JUNE 13, 2023 (DATE OPERATIONS COMMENCED) THROUGH DECEMBER 31, 2023

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

(vi)	CLO Risk

Collateralized loan obligations (“CLO”) have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cashflow available — after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid — is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. The equity tranche represents the first-loss position, but is entitled to all of residual interest and principal collections from the underlying assets and therefore exposes investors to relatively higher risk than the more senior tranches but allows for greater potential upside.

The Company holds residual (equity) tranches of CLOs; these tranches have no stated interest rate. These equity tranches receive cash flows that remain after the cash flow obligations to the other tranches are met.

8. Related Party

A related party is a person or an entity that is related to the reporting entity who has control or significant influence over the entity or is a member of its key management personnel.

Isthmus Capital, LLC, being the sole member, would be a related party to the Company. Also, Pearl Diver Capital LLP as the Investment advisor and the Collateral Administrator, their principal owners and members of the management, and entities under common control, are related parties to the Company. The Company did not charge any management fee or incentive fee to it Members for the period ended December 31, 2023.

Amounts due from and due to related parties will be settled in the normal course of business. As of December 31, 2023, the Company has no outstanding balance due to or due from related parties.

9. Income Taxes

The Master Fund is not subject to income taxes. For U.S. income taxes, the Feeder Funds report their share of the Master Fund’s income or loss on their income tax returns, if required to file. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

The Master Fund determines whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Master Fund recording a tax liability that would reduce net assets.

The Master Fund reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Master Fund has determined the major tax jurisdictions as where the Master Fund is organized and where the Master Fund makes investments; however, no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of such guidance for any of the Master Fund’s open tax years. Additionally, the Master Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. As a result, no income tax liability or expense has been recorded in the accompanying financial statements, including expenses for interest or penalties.

10. Subsequent events

As of March 22, 2024, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would materially impact the financial statements presented.

F-26

PART C – OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements.

Audited financial statements of Pearl Diver Credit Company Inc. (formerly, Pearl Diver Credit Company, LLC) (the “Registrant”) are included in Part B of the Registrant’s Registration Statement on Form N-2.

2.	Exhibits.

(a)(1)	Registrant’s Certificate of Formation, dated April 12, 2023, is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001214659-23-013813 on October 24, 2023.

(a)(2)	Registrant’s Certificate of Conversion, dated July 9, 2024, is incorporated herein by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(a)(3)	Registrant’s Certificate of Incorporation, dated July 9, 2024, is incorporated herein by reference to Exhibit (a) (3) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(a)(4)	Registrant’s Amended and Restated Certificate of Incorporation is filed herewith.

(a)(5)	Registrant’s Certificate of Designation to be filed by amendment.

(b)	Registrant’s Bylaws are incorporated herein by reference to Exhibit (b) to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-23-013813 on October 24, 2023.

(c)	Not applicable.

(d)	See Article II of the Registrant’s Bylaws, filed as Exhibit (b) above.

(e)	Dividend Reinvestment Plan is incorporated herein by reference to Exhibit (e) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-010347 on May 31, 2024.

(f)	Not applicable.

(g)	Amended and Restated Investment Advisory Agreement, dated July 12, 2024, between the Registrant and Pearl Diver Capital LLP (“Pearl Diver” or the “Adviser”) is incorporated herein by reference to Exhibit (g) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(h)	Form of Underwriting Agreement between the Registrant and Lucid Capital Markets, LLC (the “Underwriter”) is filed herewith.

1

(i)	Not applicable.

(j)	Custody Agreement, dated July 12, 2024, between the Registrant and US Bank National Association is incorporated herein by reference to Exhibit (j) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(k)	Services Agreement, dated May 20, 2024, between the Registrant, ALPS Fund Services, Inc. and SS&C GIDS, Inc. is incorporated herein by reference to Exhibit (k) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-010347 on May 31, 2024.

(1)	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP, as to the legality of the shares being registered is filed herewith.

(m)	Not applicable.

(n)	Consent of independent registered public accounting firm, Deloitte & Touche LLP, is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant, adopted May 20, 2024, is incorporated herein by reference to Exhibit (r)(1) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(r)(2)	Code of Ethics of the Adviser is incorporated herein by reference to Exhibit (r)(2) to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-012330 on July 12, 2024.

(s)	Calculation of Filing Fee Tables is filed herewith.

(t)	Power of Attorney, dated October 29, 2024, for Messrs. Basu, Everets, Jotwani, Mellish, and Wilder is incorporated herein by reference to Exhibit (t) to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-275174 and 811-23912), as filed with the SEC via EDGAR Accession No. 0001214659-24-018047 on October 29, 2024.

EX-110.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

2

Item 26. Marketing Arrangements

Any information concerning arrangements known to the Registrant, principal holders of the Registrant’s shares, and/or any of the Registrant’s underwriters made for any of the following purposes: (1) to limit or restrict sale of other securities of the same class as those being offered for the period of distribution; (2) to stabilize the market for any of the securities to be offered; or (3) to hold each underwriter or dealer responsible for the distribution of his or her participation, will be contained in the accompanying prospectus supplement, if any, and is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fee	$[ ]
FINRA Filing Fee	$[ ]
NYSE Listing Fee	$[ ]
Printing and Postage	$[ ]
Legal Fees and Expenses	$[ ]
Accounting Fees and Expenses	$[ ]
Miscellaneous	$[ ]
Total	$[ ]

Note: Except for the SEC registration fee, the FINRA filing fee and the NYSE listing fee, all listed amounts are estimates. All offering expenses will be paid by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of each class of the Registrant’s securities as of ______, 2024:

Title of Class	Number of Record Holders
Shares of Common Stock, par value $0.001	[ ]
Shares of Series A Term Preferred Stock, par value $0.001	--

Item 30.	Indemnification

As permitted by Section 102 of the General Corporation Law of the State of Delaware (the “DGCL”), the Registrant has adopted provisions in its Certificate of Incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director, except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them and the duty of loyalty generally requires that directors put the interests of the corporation before any of their personal interests. Consequently, except as to the duties (including state law fiduciary duties of loyalty and care) and liabilities with regards to matters arising under the federal securities laws, a director will not be personally liable to the Registrant or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

3

The Registrant’s Certificate of Incorporation and Bylaws provide that all directors, officers, employees and agents of the Registrant shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. We have obtained liability insurance for the benefit of our directors and officers.

The Investment Advisory Agreement between the Registrant and Pearl Diver provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

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The Underwriting Agreement between the Registrant and the Underwriter provides that the underwriters agree to indemnify, defend and hold harmless each of the Registrant and the Adviser, and each of their respective partners, directors, managers, members and stockholders (as the case may be), and each officer of the Registrant who signs the Registration Statement and each person, if any, who controls the Registrant and/or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Registrant or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter agent furnished in writing by underwriter agent to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the prospectus (or any supplement thereto) contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such prospectus (or supplement thereto) or necessary to make such information not misleading.

The Registrant has not entered into any indemnification agreements with its officers and directors.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “The Adviser and the Administrator.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC, under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

(a)	The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, “Records”) at its offices at 747 Third Avenue, Suite 3603, New York, New York 10017.

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(b)	The Adviser maintains all Records relating to its services as investment adviser to the Registrant at 52 Conduit Street, London, W1S 2YX.

(c)	US Bank National Association maintains all Records relating to its services as custodian of the Registrant at 425 Walnut Street, Cincinnati, Ohio 45202.

(d)	ALPS Fund Services, Inc. maintains all Records relating to its services as administrator of the Registrant at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

(e)	SS&C GIDS, Inc. maintains all Records relating to its services as transfer agent of the Registrant at P.O. Box 219047, Kansas City, Missouri 64121-9047.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

The Registrant undertakes to:

1.	Suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

(a) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 10th day of December 2024.

Pearl Diver Credit Company Inc.
By:	/s/ Indranil Basu
Indranil Basu Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Indranil Basu	Chief Executive Officer and Director	December 10, 2024
Indranil Basu

/s/ Chandrajit Chakraborty	Chief Financial Officer	December 10, 2024
Chandrajit Chakraborty

/s/ Tarun Jotwani	Director	December 10, 2024
Tarun Jotwani*

/s/ John Everets	Director	December 10, 2024
John Everets*

/s/ Martin Mellish	Director	December 10, 2024
Martin Mellish*

/s/ Gary Wilder	Director	December 10, 2024
Gary Wilder*

	*By:	/s/ Indranil Basu
Indranil Basu
Attorney-in-Fact pursuant to Power of Attorney

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EXHIBIT INDEX

Exhibit Number	Exhibit
EX-99.A4	Amended and Restated Certificate of Incorporation

EX-99.H	Form of Underwriting Agreement between the Registrant and Lucid Capital Markets, LLC

EX-99.L	Opinion and consent of counsel, Morgan, Lewis & Bockius LLP

EX-99.N	Consent of independent registered public accounting firm, Deloitte & Touche LLP

EX-99.S	Calculation of Filing Fee Tables

EX-110.INS	XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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